As filed with the Securities and Exchange Commission on June 14, 2013

File No. 333-188060

United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2
Post-Effective Amendment No. ___

(Check appropriate box or boxes)

AQUILA FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

(212) 697-6666
(Area Code and Telephone Number)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Diana P. Herrmann
Aquila Investment Management LLC
380 Madison Avenue, Suite 2300
New York, New York 10017
(Name and Address of Agent for Service)

Copy to: Roger P. Joseph, Esq.
Bingham McCutchen LLP
One Federal Street
Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered: Shares of beneficial interest of Aquila Three Peaks Opportunity Growth Fund, a series of the Registrant.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall be effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

[For Aquila Three Peaks Opportunity Growth Fund Shareholders only.]

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
380 Madison Avenue, Suite 2300
New York, New York 10017

[  ], 2013
Dear Shareholder:

A special shareholder meeting of Aquila Three Peaks Opportunity Growth Fund will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, NY   10022, on Tuesday, September 17, 2013, to vote on the proposal described in the enclosed Combined Proxy Statement.  The Special Meeting will be held at 10:00 a.m. (Eastern time).

Purpose of the Special Meeting

The purpose of the Special Meeting is to seek shareholder approval of a proposal recently approved by your Board of Trustees which is intended to, among other things, streamline the operations of Aquila Three Peaks Opportunity Growth Fund.  Specifically, you are being asked to approve an Agreement and Plan of Reorganization of Aquila Three Peaks Opportunity Growth Fund so that your Fund will operate as a series of Aquila Funds Trust.

This would be accomplished through the acquisition of the assets and assumption of the liabilities of Aquila Three Peaks Opportunity Growth Fund in exchange for shares of Aquila Three Peaks Opportunity Growth Fund, a series Aquila Funds Trust to be distributed to the shareholders of Aquila Three Peaks Opportunity Growth Fund, followed by the liquidation and dissolution of Aquila Three Peaks Opportunity Growth Fund.

We wish to assure you that there will be no change to the investment objective, principal investment strategies or investment management team of your Fund in connection with this proposal.

Your Trustees recommend that you vote “FOR” the proposal. Attached please find answers to various questions you may have in connection with the Special Meeting.  Before you vote, please read the full text of the relevant sections about your Fund within the combined proxy statement for an explanation of the proposal.

Your vote is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions over the Internet or by telephone. Alternatively, you may submit voting instructions by signing and dating your proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions and to minimize the expense to your Fund, please submit your proxy as soon as possible.

If you have any questions about the proposals to be voted on, please call 800-437-1020 or 212-697-6666.

Sincerely,

Diana P. Herrmann
President

IMPORTANT QUESTIONS AND ANSWERS
RELATED TO THE COMBINED PROXY STATEMENT

Below, please find answers to various questions you may have in connection with the Special Meeting.  We also encourage you to read the full text of the enclosed Combined Proxy Statement.

Q.	Why am I receiving a Combined Proxy Statement?

A.
You are, or were as of the record date of June 19, 2013, a shareholder of Aquila Three Peaks Opportunity Growth Fund. As a shareholder, you are entitled to vote on the proposal described below. The Combined Proxy Statement contains information you should know before voting on the proposal

The proposal on which you are being asked to vote at the Special Meeting of shareholders is described below.

Q.	Why am I being asked to vote on this proposal?

A.
This proposal requires shareholder approval. Your Fund’s Board of Trustees has approved the proposal, and believes it is in shareholders’ best interests because the reorganization will help achieve certain efficiencies in the administration and oversight of your Fund.   Your Fund’s Board of Trustees recommends that you approve the proposal.

Q.	Will my vote make a difference?

A.
Yes, your vote is very important and can make a difference in the governance of your Fund, no matter how many shares you own. Your vote can help ensure that the proposal recommended by your Board of Trustees can be implemented.

Q.	What am I being asked to vote “FOR” at the Special Meeting?

A.	You are being asked to vote “FOR” a proposal that has been approved by your Board of Trustees:

Proposal: Approve an Agreement and Plan of Reorganization. You are being asked to approve the reorganization of Aquila Three Peaks Opportunity Growth Fund so that Fund will operate as a series of Aquila Funds Trust.

This would be accomplished through (i) the acquisition of all of the assets and the assumption of all of the liabilities of Aquila Three Peaks Opportunity Growth Fund, in exchange for shares of Aquila Three Peaks Opportunity Growth Fund, a series of Aquila Funds Trust, to be distributed to the shareholders of Aquila Three Peaks Opportunity Growth Fund, and (ii) the subsequent liquidation and dissolution of Aquila Three Peaks Opportunity Growth Fund.

There will be no change to the investment objective, principal investment strategies or investment management team of your Fund in connection with the proposal.

Q.	How Will My Fund’s Expenses Change as a Result of the Reorganization?

A.
Your Fund’s total annual operating expenses are anticipated to increase in the first year following the Reorganization as a result of expenses attributable to the Reorganization.  However, because of expense limitation arrangements, the Fund’s net expenses will not increase as a result of the payment of any Reorganization costs.  Furthermore, the Reorganization may result in long-term economies to your Fund because it is intended to help achieve certain efficiencies in the oversight and administration of your Fund. Therefore, the Reorganization is a potential long-term shareholder benefit

Q.	Whom do I call if I have questions?

A.           If you need more information, or have any questions about voting, please call 800-437-1020 or 212-697-6666.

Q.	Who is Computershare Fund Services?

A.
Computershare, which is not affiliated with your Fund or Aquila Investment Management LLC (the “Manager”), specializes in assisting financial firms with shareholder meetings. Your Fund hired Computershare to contact shareholders and record proxy votes. As the Special Meeting approaches, shareholders who have not yet voted their shares may receive a telephone call from Computershare asking for shareholders’ votes so that the meeting will not need to be postponed.

Q.	How do I sign the proxy card?

A.	If voting by mail, please complete, sign and date the proxy card. When signing the proxy card:

Individual accounts: Please sign exactly as your name appears on your account registration shown on the proxy card.

Joint accounts: Either owner may sign the proxy card, but the name of the person signing should conform exactly to the name shown in the registration.

All other accounts: the person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Mary Smith, Trustee.”

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR SEPTEMBER 17, 2013

Dear Shareholders:

This is the formal agenda for your Fund’s special shareholder meeting (the “Meeting”).  It tells you what matters will be voted on by your Fund and the time and place of the Meeting.

The Meeting will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York on September 17, 2013, at 10:00 A.M., Eastern Time, to consider the following:

1.
A proposal to approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of Aquila Three Peaks Opportunity Growth Fund, in exchange for shares of Aquila Three Peaks Opportunity Growth Fund, a series of Aquila Funds Trust, to be distributed to the shareholders of Aquila Three Peaks Opportunity Growth Fund, and (ii) the subsequent liquidation and dissolution of Aquila Three Peaks Opportunity Growth Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

The Proposal is further described in the attached combined Proxy Statement/Prospectus.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Shareholders of record as of the close of business on June 19, 2013 are entitled to vote at the Meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

Charles E. Childs, III

Secretary

[  ]
______________, 2013

Whether or not you expect to attend the Meeting, please vote promptly by completing and returning the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote over the internet or by telephone. Your vote could be critical in allowing your Fund to hold its meeting as scheduled. If shareholders do not return their proxies in sufficient numbers, your Fund may be required to make additional solicitations which could result in additional expense to your Fund.

COMBINED PROXY STATEMENT
OF
AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

AND
PROSPECTUS FOR
AQUILA FUNDS TRUST
on behalf of its series:
AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

The address and telephone number of each Fund is:

380 Madison Avenue, Suite 2300
New York, New York 10017
1-800-437-1020
www.aquilafunds.com

This combined proxy statement/prospectus, dated ______________, 2013 (the “Proxy Statement/Prospectus”), is being furnished to shareholders of Aquila Three Peaks Opportunity Growth Fund (the “Current Fund”) in connection with the solicitation by the Current Fund’s Board of Trustees (the “Trustees”) of proxies to be used at a special meeting of the shareholders of the Current Fund to be held at the offices of Bingham McCutchen, LLP, 399 Park Avenue, New York, New York on September 17, 2013, at 10:00 A.M., Eastern Time.  The purpose of this Proxy Statement/Prospectus is to obtain shareholder approval to reorganize the Current Fund into a series of Aquila Funds Trust (the “Successor Fund”).

The date of this Proxy Statement/Prospectus and a Statement of Additional Information for this Proxy Statement/Prospectus is _______, 2013.

For more complete information about the Funds, please read the Fund’s Prospectus and Statement of Additional Information, as they may be amended and/or supplemented. Because the Successor Fund is newly organized, its Prospectus and Statement of Additional Information are not yet effective. The Current Fund’s Prospectus and Statement of Additional Information, and other additional information about the Current Fund, have been filed with the SEC (www.sec.gov) and are available upon request and without charge by calling 1-800-437-1020 or on the Fund’s website (http://www.aquilafunds.com).

The Current Fund’s summary prospectus, prospectus and statement of additional information dated April 25, 2013, as supplemented are incorporated by reference into this Proxy Statement/Prospectus.

Shares of Aquila Three Peaks Opportunity Growth Fund have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”).  The SEC has not passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

An investment in Aquila Three Peaks Opportunity Growth Fund (sometimes referred to herein as the “Fund”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Proxy Statement/Prospectus sets forth information about the Fund that an investor needs to know before investing. Please read this Proxy Statement/Prospectus carefully before investing and keep it for future reference.

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INTRODUCTION

This combined proxy statement/prospectus, dated ______________, 2013 (the “Proxy Statement/Prospectus”), is being furnished to shareholders of Aquila Three Peaks Opportunity Growth Fund (the “Current Fund”) in connection with the solicitation by the Current Fund’s Board of Trustees (the “Trustees”) of proxies to be used at a special meeting of the shareholders of the Current Fund to be held at the offices of Bingham McCutchen, LLP, 399 Park Avenue, New York, New York on September 17, 2013, at 10:00 A.M., Eastern Time.  The Proxy Statement/Prospectus is being mailed to shareholders of the Current Fund on or about [ ], 2013.

The purpose of this Proxy Statement/Prospectus is to obtain shareholder approval to reorganize the Current Fund into a series of Aquila Funds Trust (the “Successor Fund”).  The Trustees recommend that you vote FOR this proposal.

The Current Fund is the sole series of an open-end management investment company with the same name organized as a Massachusetts business trust.  For purposes of the discussion of fund-level tax consequences below, references to your Fund also include the trust.  The Successor Fund is a newly organized series of Aquila Funds Trust, an open-end management investment company organized as a Massachusetts business trust.  The Successor Fund will commence operations upon consummation of the proposed reorganization.

The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of your Fund into the Successor Fund (the “Reorganization”).  A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A.  Shareholders should read this entire Proxy Statement/Prospectus, including the exhibits, carefully.

All shareholders of the Current Fund, regardless of the class of shares held, will vote together as a single class on the Proposal.

The date of this Proxy Statement/Prospectus is ______________, 2013.

For more complete information about the Fund, please read the Fund’s Prospectus and Statement of Additional Information, as they may be amended and/or supplemented. Because the Successor Fund is newly organized, its Prospectus and Statement of Additional Information are not yet effective. The Current Fund’s Prospectus and Statement of Additional Information, and other additional information about the Current Fund, have been filed with the SEC (www.sec.gov) and are available upon request and without charge by calling the toll-free numbers shown below.

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Where to Get More Information
The Current Fund’s current prospectus and any applicable supplements.
The Current Fund’s current statement of additional information and any applicable supplements.
The Current Fund’s most recent annual and semi-annual reports to shareholders.

On file with the SEC (http://www.sec.gov) and available at no charge by calling: 1-800-437-1020 or on the Fund’s website (http://www.aquilafunds.com).
On file with the SEC (http://www.sec.gov) and available at no charge by calling: 1-800-437-1020 or on the Fund’s website (http://www.aquilafunds.com).
On file with the SEC (http://www.sec.gov) and available at no charge by calling:1- 800-437-1020 or on the Fund’s website (http://www.aquilafunds.com).

A Statement of Additional Information (the “SAI”) for this Proxy Statement/Prospectus, dated _________, 2013. The SAI contains additional information about the Current Fund and the Successor Fund.
On file with the SEC (http://www.sec.gov) and available at no charge by calling: 1-800-437-1020 or on the Fund’s website (http://www.aquilafunds.com).  The SAI is incorporated by reference into this Proxy Statement/Prospectus.

To ask questions about this Proxy Statement/Prospectus.	Call the Funds’ toll-free telephone number: 1-800-437-1020.

The Current Fund’s summary prospectus, prospectus and statement of additional information dated April 25, 2013, as supplemented are incorporated by reference into this Proxy Statement/Prospectus.

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Background to the Reorganization

Introduction

You are being asked to approve the reorganization of your Fund as a newly created series of Aquila Funds Trust. If approved, the reorganization of your Fund will help achieve certain efficiencies in the administration and oversight of your Fund.  Your Board recommends that you vote “FOR” the Reorganization.

The Current Fund is the sole series of a Massachusetts business trust.  The Successor Fund is a series of Aquila Funds Trust, a Massachusetts business trust. The Successor Fund has been created as a shell series of Aquila Funds Trust solely for the purpose of the Reorganization.  After the Reorganization, you will be a shareholder of the Successor Fund and will hold the same proportionate interest in the same portfolio of assets as you held in your Fund immediately prior to the Reorganization.

There will be no changes to your Fund’s investment objective, principal investment strategies or investment management team as a result of the Reorganization.  Aquila Investment Management LLC (the “Manager”) will continue to serve as the Manager of the Successor Fund and Three Peaks Capital Management, LLC (the “Sub-Adviser”) will continue to serve as the sub-adviser of the Successor Fund following the Reorganization.  The portfolio managers of your Fund will continue to manage the Successor Fund following the Reorganization.

Reasons for the Reorganization

Today, the Aquila Group of Funds includes nine funds, each of which is organized as a separate Trust with its own Board of Trustees.  It is proposed that your Fund be reorganized as a newly created series of Aquila Funds Trust.

A primary effect and benefit of the Reorganization will be to achieve certain efficiencies in the administration of your Fund by reducing the number of separate legal entities that will need to file registration statements with the SEC and by reducing the number of state filings and other organizational burdens relating to the maintenance of multiple legal entities.  Your Fund may also realize certain economies, such as in the registration fees paid by your Fund.  For example, (a) redemptions in one series of a multiple series entity can help offset registration fees paid by another series; and (b) Funds of a multiple series entity may be combined in a single registration statement, which can help make the SEC registration process more efficient and cost effective.  Accordingly, although your Fund’s total annual operating expenses are anticipated to increase in the first year following the Reorganization as a result of expenses attributable to the Reorganization, the Reorganization is a potential long-term shareholder benefit.  In addition, because of expense limitation arrangements, the Fund’s net expenses will not increase as a result of the payment of any Reorganization costs. An additional benefit of the Reorganization will be the reduction in the number of separate Boards overseeing funds in the Aquila Group of Funds, which is expected to help achieve certain efficiencies in the organization and management of your Fund.  The Trustees currently overseeing your Fund will continue to oversee your Fund as Trustees of Aquila Funds Trust, the Board of which shall also be comprised of trustees who currently serve as Trustees of the other fund in the Aquila Group of Funds that will also be a series of Aquila Funds Trust.  Other anticipated benefits of the Reorganization is that the Successor Fund will operate under updated fundamental investment policies and that it is expected that the Successor Fund also will operate under an updated Declaration of Trust, which will provide administrative efficiencies and better conform to current law.

Accordingly, the Reorganization will further the effort to streamline the administration of the Fund.

How Will the Reorganization Work?

•	The Reorganization is scheduled to occur on or about September 20, 2013, but may occur on such earlier or later date as the parties may agree in writing (the “Closing Date”).

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•	The Current Fund will transfer all of its assets to the Successor Fund and the Successor Fund will assume all of the Current Fund’s liabilities.

•
Shareholders of the Current Fund will receive shares of the Successor Fund in proportion to the relative net asset value of their share holdings of the Current Fund on the Closing Date of the Reorganization.  Therefore, on the Closing Date, shareholders of the Current Fund will hold shares of the Successor Fund with the same aggregate net asset value as the applicable class of shares of the Current Fund that the shareholder held immediately prior to the Reorganization.

•
No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. After the Reorganization, for purposes of determining any contingent deferred sales charge, the same sales charge and schedule that applied to the shares of your Fund will apply to the shares of the Successor Fund you receive in the Reorganization and the holding period for determining the contingent deferred sales charge will be calculated from the date the shares were initially issued by the Current Fund.

•
The purchase, redemption and exchange policies currently in effect for your Fund will not change as a result of the Reorganization.  Additional information about the Fund’s purchase, redemption and exchange policies and procedures is available below under the heading “Additional Information about the Successor Fund.”

•
The Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by either Fund or by the shareholders exchanging shares in the Reorganization.

•	If the Reorganization is approved by shareholders, the Current Fund will cease operations and will be terminated.

Why Do Your Fund’s Trustees Recommend the Reorganization?

In recommending the Reorganization, your Fund’s Board of Trustees, including all of the Trustees who are not “interested persons” of your Fund (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), determined that the Reorganization is in the best interest of your Fund and will not dilute the interests of shareholders of your Fund.  The Trustees believe that the proposed Reorganization offers a number of potential benefits.  These potential benefits and considerations include:

•
Certain efficiencies in the administration of your Fund may be achieved by reducing the number of separate legal entities in the Aquila Group of Funds, reducing the number of separate Boards overseeing the funds in the complex, and updating your Fund’s Declaration of Trust and fundamental investment policies.

•
Your Fund and the Successor Fund have the same investment objective and principal investment strategies; accordingly, the investment objective and principal investment strategies of your Fund will not change as a result of the Reorganization.

•	Your Fund and the Successor Fund have the same Manager, Sub-Adviser and portfolio managers; accordingly, the parties managing your investment will not change as a result of the Reorganization.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

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•	There will be no dilutive effect on interests of current shareholders of your Fund as a result of the Reorganization.

•
It is not necessary to dispose of portfolio securities in order to effect the Reorganization of your Fund, and it is not anticipated that there will be any disposition of portfolio securities as a direct result of your Fund’s Reorganization.

•
The transaction is expected to be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and therefore, you are not expected to recognize any taxable gain or loss on the exchange of your Fund shares for shares of the Successor Fund in the Reorganization.

Who Bears the Expenses Associated with the Reorganization?

The Current Fund will be responsible for the costs of printing the Proxy Statement/Prospectus, the proxy solicitation, mailing and attestation costs attributable to the Reorganization.  Each of the Current Fund and the Successor Fund will bear its allocated share of the costs of preparing the proxy statement and other costs attributable to the Reorganization (excluding proxy solicitation, mailing and attestation costs).

How will Your Fund’s Expenses Change as a Result of the Reorganization?

Your Fund’s total annual operating expenses are anticipated to increase in the first year following the Reorganization as a result of expenses attributable to the Reorganization.  However, because of expense limitation arrangements, the Fund’s net expenses will not increase as a result of the payment of any Reorganization costs.  Furthermore, the Reorganization may result in long-term economies to your Fund because it is intended to help achieve certain efficiencies in the oversight and administration of your Fund.  Therefore, the Reorganization is a potential long-term shareholder benefit.

What are the Federal Income Tax Consequences of the Reorganization?

As a condition to the closing of the Reorganization, your Fund will receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Code.  Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganization,” it is expected that neither you nor your Fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the Successor Fund shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization.

What Happens if the Reorganization is Not Approved?

If the required approval of shareholders of your Fund is not obtained, the Meeting may be adjourned as more fully described in this Proxy Statement/Prospectus.  If your Fund’s Reorganization is not approved, you will remain a shareholder of the Current Fund and your Board will consider what further action, if any, may be appropriate.

Who is Eligible to Vote?

Shareholders of record of your Current Fund on June 19, 2013 are entitled to attend and vote at the Meeting or any adjourned meeting.  On the Proposal, all shareholders of the Current Fund, regardless of the class of shares

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held, will vote together as a single class.  Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.  Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders’ instructions.  If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Reorganization of your Fund.  If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

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TABLE OF CONTENTS

Page
PROPOSAL — REORGANIZATION OF AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
REASONS FOR THE PROPOSED REORGANIZATION
BOARD EVALUATION AND RECOMMENDATION
OTHER IMPORTANT INFORMATION REGARDING THE REORGANIZATION
CAPITALIZATION
TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION
TAX STATUS OF THE REORGANIZATION
VOTING RIGHTS AND REQUIRED VOTE
SUMMARY COMPARISON OF THE DECLARATIONS OF TRUST OF THE CURRENT FUND AND THE SUCCESSOR FUND
BOARD OF TRUSTEES
FUNDAMENTAL INVESTMENT POLICIES OF THE FUND
OTHER INVESTMENT PRACTICES, SECURITIES AND RISKS OF THE FUND
ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND
FINANCIAL HIGHLIGHTS
INFORMATION CONCERNING THE MEETING
OWNERSHIP OF SHARES OF THE FUND
EXPERTS
AVAILABLE INFORMATION
EXHIBIT A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION
EXHIBIT B — FORM OF AMENDED AND RESTATED DECLARATION OF TRUST

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Aquila Three Peaks Opportunity Growth Fund
and
Aquila Three Peaks Opportunity Growth Fund, a series of Aquila Funds Trust

PROPOSAL

Approval of Agreement and Plan of Reorganization

SUMMARY

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein.  You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

If the Proposal is approved, your Fund (the “Current Fund”) will be reorganized into Aquila Three Peaks Opportunity Growth Fund, a newly organized open-end fund created as a shell series of Aquila Funds Trust solely for the purpose of the Reorganization that will commence operations upon consummation of the proposed Reorganization (the “Successor Fund,” and, together with your Fund, the “Funds”), as described above, and the Successor Fund will issue Class A, Class C, Class I and Class Y shares to your Fund in amounts equal to the aggregate net asset value of your Fund’s Class A, Class C, Class I  and Class Y shares, respectively.

There will be no changes to your Fund’s investment objective, principal investment strategies or investment management team as a result of the Reorganization.

Comparison of the Current Fund and the Successor Fund

Investment Objective. The Current Fund and the Successor Fund have identical investment objectives.  Each Fund’s objective is capital appreciation.

Principal Investment Strategies. The Current Fund and the Successor Fund have identical investment strategies:

•
Each Fund invests, under normal circumstances, at least 70% of its net assets in equity securities believed to have the potential for capital appreciation.  In addition to common stocks, warrants, convertible bonds and preferred stock are considered equity securities for purposes of the equity allocation.

•
Each Fund’s investment strategy focuses on factors specific to each investment, such as an improving balance sheet.  Each Fund invests in equity securities without regard to whether they could be described as “growth” or “value.”  Each Fund invests in a range of stock market capitalizations that could include small-cap, mid-cap, and large-cap.

•
Each Fund may, from time to time, hold as much as 30% of its net assets in fixed-income securities including lower-quality corporate debt securities (often referred to as high yield or “junk” bonds).  The Fund’s Sub-Adviser allows for the inclusion of high yield bonds in the portfolio in order to moderate equity market volatility by virtue of the coupon payments and the lower volatility of high yield bonds relative to equity securities.  Other debt instruments such as zero coupon bonds or pay-in-kind (PIK) bonds can be included in the fixed-income allocation.

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•	Each Fund may invest up to 15% of its net assets in foreign securities (debt and/or equity).

•
If the Sub-Adviser is unable to find suitable investments, each Fund’s assets may be held in cash as a temporary defensive position.  Each Fund also may invest in money market instruments for cash management purposes.

Principal Risks. Because each Fund has identical investment objectives and principal investment strategies, they are subject to the same principal risks:

•
Market Risk.  The market prices of each Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or adverse investor sentiment. When market prices fall, the value of your investment may go down.

•	Financial Risk. Financial risk is associated with the financial condition and profitability of the underlying company.

•
Interest Rate and Credit Risk.  Each Fund may invest in a variety of fixed-income securities.  When the Fund holds fixed-income securities, the value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term fixed-income securities. If an issuer or obligor of a security held by a Fund or a counterparty to a financial contract with a Fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

•
Foreign Securities Risk.  Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities. Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

•
Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

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•
Small and Mid-Sized Companies.  Companies having market capitalization of middle to smaller size are comparatively less well known and may have less trading in their shares than larger companies. Compared to large companies, small-and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

•	Highly Leveraged Company Exposure. Leverage can magnify equity performance in both positive and negative stock markets.

•
Liquidity Risk. Some securities held by a Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.

•
Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the attractiveness, value or market trends affecting a particular security, industry, sector or region, or about market movements, is incorrect.

•	Other Risk. Loss of money is a risk of investing in each Fund.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Current Fund’s portfolio turnover rate was 44% of the average value of its portfolio.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no portfolio turnover history.

Investment Manager, Sub-Adviser and Portfolio Manager.  The Current Fund and the Successor Fund have the same Manager, the same Sub-Adviser, and the same co-portfolio managers, Mr. Sandy Rufenacht and Mr. Brent Olson.  Mr. Rufenacht and Mr. Olson share responsibility in selection of securities for purchase or sale and portfolio management, thus enabling them to make immediate decisions and allowing for a high level of efficiency in the portfolio construction process.

Mr. Rufenacht, a 25-year veteran of the mutual fund industry, manages all of the Sub-Adviser’s portfolios along with the support and resources of a team of experienced high-yield and equity specialists. Mr. Rufenacht owns 100% of the voting securities of the Sub-Adviser. Mr. Rufenacht has been portfolio manager or co-portfolio manager of your Fund since 2010 and of Aquila Three Peaks High Income Fund (the “High Income Fund”) since that Fund’s inception. Prior to forming the Sub-Adviser, Mr. Rufenacht was Executive Vice President and Portfolio Manager of Janus Short-Term Bond Fund and Janus High-Yield Fund. He managed Janus Short-Term Bond Fund from January 1996 until July 2003 and served as a Portfolio Manager or a Co-Manager of Janus High-Yield Fund from June 1996 until July 2003. He served as Executive Vice President and a Co-Manager of Janus Flexible Income Fund from June 1996 to February 1998. Since July 2003 he has been the founder, principal and Chief Executive Officer of the Sub-Adviser, which currently manages over $1.2 billion of assets, including the High Income Fund. He holds a Bachelor of Arts degree in Business from the University of Northern Colorado.

Mr. Brent Olson is the Co-Portfolio Manager of the Funds and Co-Portfolio Manager of the Sub-Adviser.  Mr. Olson was named Co-Portfolio Manager of the High Income Fund as of January 1, 2010 and was previously its

11

Assistant Portfolio Manager. Prior to joining the Sub-Adviser, Mr. Olson worked as a Divisional Chief Financial Officer at MDC Holdings, a public national homebuilder. His investment management experience includes eight years as an equity fund Assistant Portfolio Manager for Invesco Funds Group and as a research analyst at Janus Capital Group, where he worked closely with Mr. Rufenacht on the high-yield investment team. While at Janus, Mr. Olson also worked as an equity analyst covering small capitalization companies for a number of products within the firm’s complex. Mr. Olson has an MBA with an emphasis in finance from the University of Colorado – Leeds College of Business, and received his BA from the University of Virginia.

With respect to each Fund, the Manager is entitled to receive a management fee at the annual rate of 0.90 of 1% of the Fund’s average annual net assets up to $100,000,000, 0.85 of 1% on net assets of the Fund above $100,000,000 to $250,000,000 and 0.80 of 1% of the Fund’s net assets above $250,000,000.  The Manager has contractually undertaken to waive fees such that total fees and expenses do not exceed 1.55% of the average daily net assets of Class A shares; 2.25% of the average daily net assets of Class C shares; 1.18% of the average daily net assets of Class I shares; and 1.25% of the average daily net assets of Class Y shares.  For the fiscal year ended December 31, 2012, the Current Fund did not pay a management fee to the Manager after waivers.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no fee history.

The Manager, and not the Fund, compensates the Sub-Adviser for its services to the Fund.  With respect to each Fund, the Sub-Adviser is entitled to receive a fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets on net assets of the Fund up to $100,000,000; 0.45 of 1% of the Fund’s net assets above $100,000,000 to $250,000,000 and 0.40 of 1% of the Fund's net assets above $250,000,000.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement for the Current Fund is available in the Current Fund’s semi-annual report to shareholders for the period ended June 30, 2012.

The Funds’ Fees and Expenses.  Shareholders of the Current Fund and the Successor Fund pay various fees and expenses, either directly or indirectly.  The tables below show the fees and expenses that you would pay if you were to buy and hold shares of the Current Fund or the Successor Fund.  The expenses in the tables appearing below for the Current Fund are based on the expenses of the Current Fund for the twelve-month period ended December 31, 2012.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no performance history. Therefore, the Fees and Expenses for the Successor Fund have been estimated using the Successor Fund’s proposed fees and estimated expenses assuming the Reorganization occurred on December 31, 2012.  The tables also show pro forma expenses after giving effect to the Reorganization based on pro forma net assets as of December 31, 2012.

12

	Current Aquila Three Peaks Opportunity Growth Fund	Successor Aquila Three Peaks Opportunity Growth Fund	Aquila Three Peaks Opportunity Growth Fund (Pro Forma)	Current Aquila Three Peaks Opportunity Growth Fund	Successor Aquila Three Peaks Opportunity Growth Fund	Aquila Three Peaks Opportunity Growth Fund (Pro Forma)
	Class A Shares	Class A Shares	Class A Shares	Class C Shares	Class C Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%	4.25%	4.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	None(1)	None(1)	1.00%	1.00%	1.00%
Redemption Fees (as a percentage of amount redeemed)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.30%	0.30%	0.30%	0.75%	0.75%	0.75%
Other Expenses	1.62%	1.93%	1.93%	1.87%	2.19%	2.19%
Total Annual Fund Operating Expenses(3)	2.82%	3.13%	3.13%	3.52%	3.84%	3.84%
Total Fee Waivers and Reimbursement(3)	1.27%	1.58%	1.58%	1.27%	1.59%	1.59%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements(3)	1.55%	1.55%	1.55%	2.25%	2.25%	2.25%

13

	Current Aquila Three Peaks Opportunity Growth Fund	Successor Aquila Three Peaks Opportunity Growth Fund	Aquila Three Peaks Opportunity Growth Fund (Pro Forma)	Current Aquila Three Peaks Opportunity Growth Fund	Successor Aquila Three Peaks Opportunity Growth Fund	Aquila Three Peaks Opportunity Growth Fund (Pro Forma)
	Class I Shares	Class I Shares	Class I Shares	Class Y Shares	Class Y Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or purchase price)	None	None	None	None	None	None
Redemption Fees (as a percentage of amount redeemed)	2.00%(2)	2.00%(2)	2.00%(2)	2.00%(2)	2.00%(2)	2.00%(2)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.15%	0.15%(4)	0.15%(4)	None	None	None
Other Expenses	1.50%	2.92%	2.92%	1.62%	2.08%	2.08%
Total Annual Fund Operating Expenses(3)	2.55%	3.97%	3.97%	2.52%	2.98%	2.98%
Total Fee Waivers and Reimbursement(3)	1.37%	2.79%	2.79%	1.27%	1.73%	1.73%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements(3)	1.18%	1.18%	1.18%	1.25%	1.25%	1.25%

(1)  Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the third and fourth years after purchase.

(2) This fee only applies to shares redeemed (including by exchange) within 90 days of purchase.

(3)   The Manager and Sub-Adviser have contractually undertaken to waive fees and/or reimburse each Fund’s expenses so that total Fund expenses will not exceed 1.55% for Class A Shares, 2.25% for Class C Shares, 1.18% for Class I Shares and 1.25% for Class Y Shares.  These expense limitations are in effect until September 30, 2014.  Prior to September 30, 2014, the arrangement may not be terminated without the approval of the Board of Trustees.

(4) The Distribution Plan for Class I Shares permits payment of a distribution fee of up to 0.25%. The Board of Trustees currently authorizes payment of a distribution fee of 0.15% for Class I Shares.

Expense Example.  This Example is intended to help you compare the cost of investing in each Fund.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same (except that the Example incorporates the applicable expense limitation arrangement for only the first year).  Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Pro forma expenses are included assuming a Reorganization of the Funds.  The examples

14

are for comparison purposes only and are not a representation of either Fund’s actual expenses or returns, either past or future.

Number of years you own your shares	Current Aquila Three Peaks Opportunity Growth Fund	Successor Aquila Three Peaks Opportunity Growth Fund	Aquila Three Peaks Opportunity Growth Fund (Pro Forma)
Class A
Year 1	$576	$576	$576
Year 3	$1,147	$1,208	$1,208
Year 5	$1,743	$1,863	$1,863
Year 10	$3,351	$3,613	$3,613
Class C – Assuming complete redemption at end of period
Year 1	$328	$328	$328
Year 3	$962	$1,026	$1,026
Year 5	$1,718	$1,843	$1,843
Year 10	$3,407	$3,674	$3,674
Class C – Assuming no redemption
Year 1	$228	$228	$228
Year 3	$962	$1,026	$1,026
Year 5	$1,718	$1,843	$1,843
Year 10	$3,407	$3,674	$3,674
Class I
Year 1	$120	$120	$120
Year 3	$663	$953	$953
Year 5	$1,232	$1,803	$1,803
Year 10	$2,782	$4,006	$4,006
Class Y
Year 1	$127	$127	$127
Year 3	$663	$758	$758
Year 5	$1,226	$1,415	$1,415
Year 10	$2,760	$3,176	$3,176

15

Past Performance.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization, and therefore, has no performance history. As accounting successor to the Current Fund, the Successor Fund will assume the Current Fund’s historical performance after the consummation of the Reorganization.

The bar chart and table below provide an indication of the risks of investing in the Current Fund by showing changes in the Current Fund’s performance from year to year and by showing how the Fund’s average annual returns for the designated periods compare with those of the Russell 3000 Index (the Fund’s benchmark index) and the S&P 500 Index, each a broad measure of market performance. These returns reflect results under the Current Fund’s prior investment strategies and various portfolio managers in effect from inception in 1993 through October 14, 2010 under the name, “Aquila Rocky Mountain Equity Fund.” They should not be considered predictive or representative of results the Current Fund or Successor Fund may experience under its current strategy and investment Sub-Adviser. The Current Fund's past performance (before and after taxes) is not necessarily an indication of how the Current Fund or the Successor Fund will perform in the future.

Updated performance data for the Current Fund is available on the Aquila Group of Funds’ website at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

Annual Total Returns – As of December 31 -
Class Y Shares 2003-2012
40%                40.90
                   XXXX
36%                XXXX
                   XXXX
32%                XXXX                                          30.94
                   XXXX                                          XXXX
28%                XXXX                                          XXXX
                   XXXX                                          XXXX
24%                XXXX                                          XXXX                 24.55
                   XXXX                                          XXXX                  XXXX
20%                XXXX                                          XXXX                  XXXX
                   XXXX                                          XXXX                  XXXX
16%                XXXX                                          XXXX   16.39          XXXX
                   XXXX                                          XXXX   XXXX           XXXX
12%                XXXX   12.36                                  XXXX   XXXX           XXXX
                   XXXX   XXXX           11.80                   XXXX   XXXX           XXXX
 8%                XXXX   XXXX           XXXX                    XXXX   XXXX           XXXX
                   XXXX   XXXX   5.73    XXXX                    XXXX   XXXX           XXXX
 4%                XXXX   XXXX   XXXX    XXXX                    XXXX   XXXX           XXXX
                   XXXX   XXXX   XXXX    XXXX                    XXXX   XXXX           XXXX
 0%                XXXX   XXXX   XXXX    XXXX                    XXXX   XXXX           XXXX
                                                -1.07     XXXX                  XXXX
-4%                                                       XXXX                 -3.72
                                                          XXXX
-8%                                                       XXXX
                                                          XXXX
-10                                                       XXXX
                                                          XXXX
-12                                                       XXXX
                                                          XXXX
-14                                                       XXXX
                                                          XXXX
-20%                                                      XXXX
                                                          XXXX
-30%                                                      XXXX
                                                          XXXX
-40%                                                    -40.90

                 2003    2004   2005    2006    2007     2008   2009    2010    2011   2012
Calendar Years

16

During the 10-year period shown in the bar chart, the highest return for a quarter was 20.41% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.90% (quarter ended December 31, 2008).

	Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	18.84%	0.38%	6.41%
Class C	22.22%	0.50%	6.08%
Class I	24.55%	1.61%	2.20% since Class I inception 12/01/05
Class Y	24.55%	1.55%	7.18%
Class Y Returns After Taxes
on Distributions	23.88%	1.08%	6.83%
on Distributions and Redemption	15.96%	1.19%	6.26%
Russell 3000 Index (This index is unmanaged and does not reflect deductions for fund operating expenses or sales charges.)	16.42%	2.04%	7.68%
S&P 500 Index (This index is unmanaged and does not reflect deductions for fund operating expenses or sales charges.)	16.00%	1.66%	7.09%

After-tax  returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.

17

Amended and Restated Declaration of Trust. One anticipated benefit of the Reorganization is that it is expected that the Successor Fund will operate under an Amended and Restated Declaration of Trust.  The Amended and Restated Declaration of Trust will not change your Fund’s investment objective or principal investment strategies.  A comparison of some of the material differences between the Amended and Restated Declaration of Trust and your Fund’s current declaration of trust appears in this Proxy Statement/Prospectus beginning on page [  ].  You should note that the provisions of the Amended and Restated Declaration of Trust are subject to approval by shareholders of Aquila Three Peaks High Income Fund, currently the sole operating series of Aquila Funds Trust, and some or all of the provisions of the Amended and Restated Declaration of Trust may not be adopted.  If some or all of the provisions of the Amended and Restated Declaration of Trust are not adopted, those provisions will not go into effect and the corresponding provisions of the declaration of trust currently in effect for Aquila Funds Trust will remain in effect following the closing of the Reorganization.

Board of Trustees. Another anticipated benefit of the Reorganization is the reduction in the number of separate Boards overseeing funds in the Aquila Group of Funds.  Information regarding the Board that it is anticipated will oversee the operations of your Successor Fund, effective at the time of the closing of your Fund’s Reorganization, appears in this Proxy Statement/Prospectus beginning on page [  ].

Fundamental Investment Policies.  All mutual funds are required by law to have “fundamental” policies.  Except for your Fund’s investment objective, which will not change between the Current Fund and the Successor Fund, there are differences between the fundamental investment policies of your Fund and the fundamental investment policies of the Successor Fund.  The Current Fund has fundamental policies that are not required by law or are more restrictive than the law requires.  The fundamental policies of the Successor Fund are intended to simplify compliance monitoring and provide additional flexibility for your Fund.  However, the manner in which the Successor Fund’s investment operations are conducted is not expected to be materially affected by any differences between the Current Fund’s fundamental investment policies and the Successor Fund’s fundamental investment policies.  As noted above, there will be no changes to the investment objective or principal investment strategies of your Fund.  A comparison of the fundamental investment policies of the Current Fund and the Successor Fund follows.  A more complete discussion regarding differences between the fundamental investment policies of the Current Fund and the fundamental investment policies of the Successor Fund appears in this Proxy Statement/Prospectus beginning on page [  ].

Fundamental Policy	Current Fund	Successor Fund
Investment Objective	The Fund’s objective is capital appreciation.	The Fund’s objective is capital appreciation. (No change)
Concentration of Fund Investments	The Fund has industry investment requirements. The Fund cannot buy securities in any one industry if more than 25% of its total assets would then be invested in securities of that industry.
The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except as permitted by the 1940 Act. (See discussion regarding changes to fundamental investment policies.)

Lending of Fund Assets
The Fund can make loans only by lending securities or entering into repurchase agreements. The Fund can lend its portfolio securities and can enter into repurchase agreements but cannot otherwise make loans.
The Fund may lend money or other assets to the extent permitted by the 1940 Act. (See discussion regarding changes to fundamental investment policies.)

18

Borrowing of Money
The Fund can borrow only in limited amounts for special purposes.  The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets.  It can mortgage or pledge its assets only in connection with such borrowings and only up to the lesser of the amounts borrowed or 5% of the value of total assets.  The Fund will not purchase any security while it has outstanding borrowings which exceed 5% of the value of its total assets.
The Fund may not borrow money except as permitted by the 1940 Act. (See discussion regarding changes to fundamental investment policies.)
Issuance of Senior Securities	Except in connection with borrowings, the Fund will not issue senior securities.	The Fund may not issue senior securities except as permitted by the 1940 Act. (See discussion regarding changes to fundamental investment policies.)
Investments in Commodities	The Fund cannot buy any commodities or commodity contracts, any mineral related programs or leases or combinations thereof.	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act. (See discussion regarding changes to fundamental investment policies.)
Certain Affiliated Transactions
The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund or Aquila Investment management LLC or its Sub-Adviser who individually own beneficially more than 0.5% of the securities of that issuer, together own in the aggregate more than 5% of such securities.
The Successor Fund does not have a fundamental investment policy regarding affiliated transactions. (See discussion regarding changes to fundamental investment policies.)

19

Investments in Real Estate
The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.
The Fund may not purchase or sell real estate except as permitted by the 1940 Act. (See discussion regarding changes to fundamental investment policies.)
Restrictions on Control Investments	The Fund does not buy for control. The Fund cannot invest for the purpose of exercising control or management of other companies.	The Successor Fund does not have a fundamental investment policy regarding control investments. (See discussion regarding changes to fundamental investment policies.)
Restrictions on Short Sales and Use of Margin
The Fund does not sell securities it does not own or borrow from brokers to buy securities.  Thus, it cannot sell short or buy on margin; however, the Fund can make margin deposits in connection with the purchase or sale of options and can pay premiums on these options.

The Successor Fund does not have a fundamental investment policy regarding short sales and use of margin. (See discussion regarding changes to fundamental investment policies.)
Underwriting	The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act. (See discussion regarding changes to fundamental investment policies.)

20

REASONS FOR THE PROPOSED REORGANIZATION

The Trustees of your Fund believe that the proposed Reorganization of your Fund is in the best interests of your Fund and its shareholders. The Trustees considered the following matters, among others, in approving the Reorganization of your Fund:

First, your Fund’s Board considered that certain efficiencies in the administration of the Fund may be achieved by reducing the number of separate legal entities in the Aquila Group of Funds, reducing the number of separate Boards overseeing the Funds in the complex, and updating your Fund’s Declaration of Trust and fundamental investment policies.

Second, your Fund’s Board considered that your Fund and the Successor Fund have the same investment objective and principal investment strategies; accordingly, the investment objective and principal investment strategies of your Fund will not change as a result of the Reorganization.

Third, your Fund’s Board considered that your Fund and the Successor Fund have the same investment manager, sub-adviser and portfolio managers; accordingly, the parties managing your investment will not change as a result of the Reorganization.

Fourth, your Fund’s Board of Trustees considered that your Fund’s total annual operating expenses are anticipated to increase in the first year following the Reorganization as a result of expenses attributable to the Reorganization.  Your Fund’s Board of Trustees noted that, because of expense limitation arrangements, the Fund’s net expenses will not increase as a result of the payment of any Reorganization costs.  Furthermore, your Fund’s Board of Trustees noted that the Reorganization may result in long-term economies to your Fund because it is intended to help achieve certain efficiencies in the oversight and administration of your Fund. Therefore, the Reorganization is a potential long-term shareholder benefit.

Fifth, your Fund’s Board considered that no sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

Sixth, your Fund’s Board considered that there will be no dilutive effect on interests of current shareholders of your Fund as a result of the Reorganization.

Seventh, your Fund’s Board considered that it is not necessary to dispose of portfolio securities in order to effect the Reorganization of your Fund, and it is not anticipated that there will be any disposition of portfolio securities as a direct result of the Reorganization.

Eighth, your Fund’s Board considered that the transaction is expected to be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and therefore, you are not expected to recognize any taxable gain or loss on the exchange of your Fund shares for shares of the Successor Fund.

21

BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Trustees of the Current Fund, including the Independent Trustees, approved the Reorganization.  In particular, the Board determined that the Reorganization is in the best interest of the Current Fund and that the interests of the Current Fund’s shareholders would not be diluted as a result of the Reorganization.  Similarly, the Board of Trustees of the Successor Fund, including the Independent Trustees, approved the Reorganization and determined that the Reorganization is in the best interests of the Successor Fund.

The Trustees recommend that shareholders of your Fund vote FOR the proposal to approve the Reorganization of your Fund.

OTHER IMPORTANT INFORMATION
CONCERNING THE REORGANIZATION

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward net capital losses that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) for a period of up to eight taxable years. Net capital losses that arise in tax years beginning after December 22, 2010 (“Post-2010 Losses”) may generally be carried forward without limit, and such carryforwards must be fully utilized before the regulated investment company is permitted to utilize carryforwards of Pre-2011 Losses.  The Current Fund has net capital loss carryforwards from its prior taxable years, as follows:

Fund	Capital Loss Carryforward
Aquila Three Peaks Opportunity Growth Fund	$385,231

The Fund has no Pre-2011Losses.  The Fund’s Post-2010 Losses are as follows:

Fund	Capital Loss Carryforward
Aquila Three Peaks Opportunity Growth Fund	$385,231

The Reorganization is not expected to affect the Successor Fund’s ability to use capital loss carryforwards.  The ability of the Successor Fund to use capital losses to offset gains (even in the absence of the Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

22

CAPITALIZATION

The following tables set forth the capitalization of the Current Fund as of May 24, 2013. The Successor Fund is a newly formed fund that will commence operations upon consummation of the Reorganization. Therefore, the Successor Fund had no assets or shares outstanding as of May 24, 2013.  The table also sets forth the pro forma combined capitalization of the Successor Fund as if the Reorganization had occurred on May 24, 2013.  If the Reorganization is consummated, the net assets, net asset values per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of the Fund between May 24, 2013 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Fund during that period resulting from income and distributions, and changes in the accrued liabilities of the Fund during the same period.

	Aquila Three Peaks Opportunity Growth Fund (May 24, 2013)	Aquila Three Peaks Opportunity Growth Fund (May 24, 2013)	Pro Forma Adjustments(1) (May 24, 2013)	Pro Forma Aquila Three Peaks Opportunity Growth Fund (May 24, 2013 pro forma)

Net Assets
Class A	22,214,864	-	32,099	22,182,765
Class C	4,986,467	-	7,204	4,979,263
Class I	185,053	-	268	184,785
Class Y	21,945,905	-	31,711	21,914,194
Total Net Assets of the Fund	49,332,289	N/A	71,282	49,261,007
Net Asset Value Per Share
Class A	33.37	-	(0.05)	33.32
Class C	28.98	-	(0.05)	28.93
Class I	34.17	-	(0.05)	34.12
Class Y	34.96	-	(0.05)	34.91

Shares Outstanding
Class A	665,744	-	-	665,744
Class C	172,093	-	-	172,093
Class I	5,416	-	-	5,416
Class Y	627,791	-	-	627,791

(1)
Expenses of the Reorganization are estimated in the aggregate to be $71,282.   Because of expense limitation arrangements, the Fund’s expenses will not increase as a result of the payment of any Reorganization costs.

23

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

•	The Reorganization is scheduled to occur as of the close of business on September 20, 2013 but may occur on such earlier or later date as the parties may agree to in writing.

•
Your Fund will transfer all of its assets to the Successor Fund.  That fund will assume all of your Fund’s liabilities.  The net asset value of both Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

•
The Successor Fund will issue Class A, Class C, Class I and Class Y shares to your Fund in amounts equal to the aggregate net asset value of your Fund’s Class A, Class C, Class I and Class Y shares, respectively.  These shares will immediately be distributed to you in proportion to the relative net asset value of your holdings of shares of your Fund on the Closing Date.  As a result, your Fund’s Class A shareholders will become Class A shareholders of the Successor Fund, and your Fund’s Class C, Class I and Class Y shareholders will become Class C, Class I and Class Y shareholders, respectively, of the Successor Fund.  The net asset value attributable to a class of shares of each Fund will be determined using the Aquila Group of Funds’ valuation policies and procedures, which, for each Fund, are identical.

•	After the shares are issued, your Current Fund will be dissolved.

•
No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of any Reorganization. After your Fund’s Reorganization, any contingent deferred sales charge that applied to Class A (if applicable) or Class C shares of your Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization.  In calculating any applicable contingent deferred sales charge, the period during which you held your shares will be included in the holding period of the shares of the Successor Fund you receive as a result of your Fund’s Reorganization.

•
The Reorganization of your Fund generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by shareholders exchanging shares in the Reorganization.  The Reorganization will not take place unless both Funds involved in the Reorganization receive a tax opinion from Bingham McCutchen LLP, counsel to the Funds, as described below under the heading “Tax Status of the Reorganization”.

Agreement and Plan of Reorganization

The shareholders of the Current Fund are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as Exhibit A (the “Plan”). The description of the Plan contained herein includes the material provisions of the Plan, but this description is qualified in its entirety by the attached copy.

Determination of Net Asset Value. If the Reorganization is approved, the Successor Fund will issue to the  Current Fund the number of Successor Fund shares, including fractional shares, of each class with an aggregate net asset value equal to the net asset value of the Current Fund attributable to the corresponding class of Current Fund’s shares. The number of Successor Fund shares to be issued (including fractional shares, if any) in exchange for the Current Fund’s assets shall be determined, with respect to each class, by dividing the Current Fund’s net asset value with respect to that class by the net asset value per share of the corresponding class of the Successor Fund. The number of full and fractional shares of the Successor Fund to be received by the Current Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Current Fund held by such shareholder on the Closing Date.

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Cancellation of Share Certificates.  If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of your Fund’s shares and will evidence ownership of shares of the Successor Fund.  The Successor Fund will not issue share certificates in the Reorganization.

Conditions to Closing the Reorganization. The obligation of your Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including your Fund’s performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from the Current Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6, 7 and 8 of the Plan). The obligations of the Successor Fund and the Current Fund are subject to the approval of the Plan by the necessary vote of the outstanding shares of the Current Fund with respect to the Reorganization of that Fund, in accordance with the provisions of the Current Fund’s Declaration of Trust and By-Laws. Your Fund’s obligations are also subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the United States federal income tax consequences of the Reorganization (see Section 8.5 of the Plan).

Termination of the Plan. Your Fund’s Board of Trustees or the Board of Trustees of the Successor Fund may terminate the Plan (even if the shareholders of your Fund have already approved it) at any time before the Closing Date, if such Board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of your Fund’s shareholders.

Expenses of the Reorganization.  The Current Fund will be responsible for the costs of printing the Proxy Statement/Prospectus, the proxy solicitation, mailing and attestation costs attributable to the Reorganization.  Each of the Current Fund and the Successor Fund will bear its allocated share of the costs of preparing the proxy statement and other costs attributable to the Reorganization (excluding proxy solicitation, mailing and attestation costs).

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TAX STATUS OF THE REORGANIZATION

The Reorganization is conditioned upon the receipt by each participating fund of an opinion from Bingham McCutchen LLP, counsel to each of the participating funds in the Aquila Group of Funds, substantially to the effect that, for federal income tax purposes:

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The transfer to the Successor Fund of all of your Fund’s assets in exchange solely for the issuance of the Successor Fund’s shares to your Fund and the assumption of all of your Fund’s liabilities by the Successor Fund, followed by the distribution of the Successor Fund’s shares to your Fund’s shareholders in complete liquidation of your Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the funds involved will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

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No gain or loss will be recognized by your Fund upon (1) the transfer of all of its assets to the Successor Fund as described above or (2) the distribution by your Fund of the Successor Fund’s shares to your Fund’s shareholders in complete liquidation of your Fund, except for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset of your Fund regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

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The tax basis of each asset of your Fund in the hands of the Successor Fund will be the same as the tax basis of that asset in the hands of your Fund immediately before the transfer of the asset, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by your Fund on the transfer;

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The holding period of each asset of your Fund in the hands of the Successor Fund, other than assets with respect to which gain or loss is required to be recognized, will include the period during which that asset was held by your Fund (except where investment activities of the Successor Fund will have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the Successor Fund upon its receipt of your Fund’s assets solely in exchange for shares of the Successor Fund and the assumption of your Fund’s liabilities;

•	You will not recognize gain or loss upon the exchange of your shares for shares of the Successor Fund as part of the Reorganization;

•	The aggregate tax basis of shares received by you in the Reorganization will be the same as the aggregate tax basis of the shares of your Fund you surrender in the exchange; and

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The holding period of shares you receive in the Reorganization will include the period during which you held the shares of your Fund that you surrender in the exchange, provided that you hold the shares of your Fund as capital assets on the date of the exchange.

If you hold Fund shares as capital assets, your holding period generally will be relevant in determining your tax treatment when you sell those shares, because, for noncorporate taxpayers, sales of capital assets held for longer than one year are typically taxed more favorably than sales of capital assets held for one year or less.  If you do not hold your Fund shares as capital assets, your holding period generally will not affect your tax treatment on a sale of those shares.

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In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of your Fund and Aquila Funds Trust, on behalf of the Successor Fund. The condition that each Fund receive such an opinion may not be waived by either Fund.  No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization.  An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The foregoing discussion is very general and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction.  You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

VOTING RIGHTS AND REQUIRED VOTE

Each shareholder on the record date is entitled to vote with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

A quorum is required to conduct business at the Meeting.  One-third of the outstanding shares of the Current Fund entitled to cast votes at the Meeting present in person or represented by proxy, counted together as a single class, constitutes a quorum for the transaction of business at the Meeting.  However, the Proposal must be approved by the affirmative votes of holders of more than 50% of the outstanding shares of your Fund entitled to vote, present in person or represented by proxy.

The table below shows how shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted toward a quorum.	Shares “present” in person will be voted in person at the Meeting. Shares present by proxy will be voted in accordance with instructions.
Broker Non-Vote (where the underlying holder had not voted and the broker does not have discretionary authority to vote the shares)	Considered “present” at the Meeting for purposes of quorum.	Broker non-votes do not count as a vote “For” the Proposal and effectively result in a vote “against” the Proposal.
Signed Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at the Meeting for purposes of quorum.	Voted “for” the Proposal.
Signed Proxy with Vote to Abstain	Considered “present” at the Meeting for purposes of quorum.	Abstentions do not constitute a vote “for” the Proposal and effectively result in a vote “against” the Proposal.

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If the required approval of shareholders of the Current Fund is not obtained, the Meeting may be adjourned as more fully described in this Proxy Statement/Prospectus, and the Current Fund will continue to engage in business as a separate mutual fund and the Current Fund’s Board of Trustees will consider what further action, if any, may be appropriate.

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SUMMARY COMPARISON OF THE DECLARATIONS OF TRUST OF THE CURRENT FUND AND THE SUCCESSOR FUND

The Current Fund and Aquila Funds Trust are organized as a Massachusetts business trust. The operations of the Current Fund are governed by that Fund’s Declaration of Trust and By-Laws. The operations of Aquila Funds Trust are governed by the Trust’s Declaration of Trust and By-Laws. The operations of the Current Fund and Aquila Funds Trust are also governed by applicable Massachusetts law and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder. The Current Fund and Aquila Funds Trust currently have a form of declaration of trust that is substantially similar.

One anticipated benefit of the Reorganization is that it is expected that your Fund will operate under an Amended and Restated Declaration of Trust for Aquila Funds Trust (the “Amended Declaration”), which will provide administrative efficiencies and will better conform to current law.  It is anticipated that the Amended Declaration will go into effect following the closing of the Reorganization if the shareholders of Aquila Three Peaks High Income Fund, currently the sole operating series of Aquila Funds Trust, approve a number of proposals that, taken together, authorize the Board of Trustees of Aquila Funds Trust to adopt the Amended Declaration.  If some or all of the proposed changes to the current declaration of trust are not approved by the shareholders, those changes will not go into effect and the corresponding provisions of the declaration of trust currently in effect for Aquila Funds Trust will remain in effect following the closing of the Reorganization.  As noted above, the form of declaration of trust currently in effect for Aquila Funds Trust is substantially similar to the form of declaration of trust of your Fund (in each case, the “Current Declaration”).

The Amended Declaration will not change your Fund’s investment objective, principal investment strategies or investment management team, and your Fund will continue to furnish the same level of services to its shareholders.

Set forth below is a comparison of some of the material differences between the Amended Declaration and the Current Declaration. Shareholders are encouraged, however, to read the Amended Declaration in full, which appears in Exhibit B of this Proxy Statement/Prospectus. This summary is qualified in its entirety by reference to the Amended Declaration.

Shareholder Voting

The 1940 Act requires a vote of shareholders of a mutual fund on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required to approve new investment advisory agreements in most cases, increases in advisory fees or 12b-1 fees, changes to fundamental investment policies, election of trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. All of these voting rights are provided under the Current Declaration.  Accordingly, the Current Declaration requires the Trustees to seek shareholder approval with respect to a number of actions.  Specifically, the Current Declaration provides that shareholders have the power to vote (a) for the election or removal of Trustees, (b) with respect to the amendment of the Declaration of Trust, except to change the name of your Fund, and (c) with respect to such additional matters as required by the 1940 Act or authorized by law, by the Declaration or By-Laws, or any registration statement of your Fund, or as the Trustees may consider desirable.  The Current Declaration also generally requires shareholder approval to merge or terminate the Fund or to sell all or substantially all of its assets.

The voting rights described above also are provided under the Amended Declaration.  Similar to the Current Declaration, the Amended Declaration provides that shareholders generally have the power to vote (a) for the election or removal of Trustees, (b) with respect to the termination of the Fund or a series or a class of the Fund, (c) with respect to the merger, reorganization or sale of assets of the Fund, (d) with respect to the amendment of the

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Declaration of Trust, and (e) with respect to such additional matters relating to the Trust as may be required by law, in each case as set forth below.

Election of Trustees.  Consistent with the Current Declaration, the Amended Declaration provides that shareholders have the power to elect Trustees.  However, whereas the Current Declaration for the Current Fund contemplates the annual election of Trustees, the Amended Declaration clarifies that shareholders are not required to hold annual meetings or to elect Trustees annually (the 1940 Act and Massachusetts law does not require the Fund to hold annual meetings or to elect Trustees annually).  On the other hand, the Trustees would continue to have the discretion to submit Trustee nominations for shareholder approval at any time.

The Current Declaration gives the Trustees the discretion to select their number but requires there to be no less than three Trustees.  The Amended Declaration provides that the Board of Trustees may establish the number of Trustees without limitation.  The Amended Declaration provides that, in the event no Trustee is left on the Board, vacancies may be filled by duly elected officers of the Fund or by any other manner permitted under the 1940 Act. The Current Declaration does not contain a similar provision for such circumstance.

Removal of Trustees.  The Current Declaration and By-Laws provide that a Trustee may be removed from office (a) with or without cause by action of the holders of the majority of shares of the Fund present in person or by proxy at any meeting of shareholders, provided that a quorum is present or (b) for cause by action of at least two-thirds (2/3) of the remaining Trustees.

The Amended Declaration provides that a Trustee may be removed from office, (a) with or without cause, by action of the holders of the majority of shares of the Fund present in person or by proxy at any meeting of shareholders, provided that a quorum is present or (b) with cause by action of at least two-thirds (2/3) of the remaining Trustees or (c) without cause by unanimous action of the remaining Trustees.

The Amended Declaration also provides that a Trustee who has attained a mandatory retirement age or term limit established by a written policy adopted by at least two-thirds (2/3) of the Trustees, shall automatically be deemed to have retired in accordance with the terms of such policy.  The Current Declaration does not contain a similar provision.  The Amended Declaration furthermore provides that any Trustee who has become incapacitated by illness or injury as determined by at least two-thirds (2/3) of the other Trustees or declared incompetent by a court of appropriate jurisdiction, may be retired by written instrument signed by at least two-thirds (2/3) of the other Trustees.

Power to Amend the Declaration of Trust.  The Current Declaration requires that any amendment to the Declaration, except to change the name of your Fund, be authorized by the vote of holders of more than 50% of the outstanding shares of your Fund entitled to vote.

Under the Amended Declaration, the majority of the Trustees may amend the Declaration without shareholder approval, provided that (a) any amendment to Article V (regarding the Trustees) requires the vote of two-thirds (2/3) of the Trustees and (b) the Trustees may not amend the Declaration to diminish or eliminate any voting rights of shareholders under the Declaration without the consent of at least a majority of shares outstanding and entitled to vote.  The Trustees would have the discretion to submit any proposed amendment to the Declaration for shareholder approval at any time.

Power to Terminate a Fund.  The Current Declaration generally requires shareholder approval to terminate the Fund.

The Amended Declaration provides that the Fund may be terminated (a) by unanimous vote of the Trustees with notice to, but without the approval of, shareholders; or (b) if such action is recommended by the vote of a

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majority of the Trustees, by vote of at least a majority of shares present in person or by proxy at any meeting of shareholders, provided that a quorum is present.

Power to Merge, Consolidate or Terminate a Fund.  Consistent with the Current Declaration, the Amended Declaration also provides that the shareholders representing at least a majority of the voting power of the shares of the Fund must consent to the merger, consolidation or sale of all or substantially all of the Fund’s assets to another fund or entity.

Series and Classes

The Current Declaration of Trust was not originally drafted to accommodate multiple series and classes, although it has been amended over time to permit your Fund to have multiple series and/or classes.  In contrast, the Amended Declaration has been drafted specifically to address the operations of a multiple series trust.  Among other things, the Amended Declaration clarifies the voting and other rights of series and classes. The Amended Declaration provides that shareholders of all series and classes of the Fund vote together, except where required by the 1940 Act to vote separately or when the Trustees have determined that a matter affects only one or more funds or classes of shares.  The Amended Declaration gives broad authority to the Trustees to establish additional series and classes and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time.  As noted above, unlike the Current Declaration, the Amended Declaration also authorizes the Trustees (by unanimous vote) to terminate a series or a class at any time without a vote of shareholders.  The Amended Declaration provides that shares of a series represent an interest in that series only and not in the assets of any other series or the Fund generally.

Indemnification and Liability of Trustees, Officers and Employees

The Current Declaration provides that the Trustees shall not be liable for errors of judgment or mistakes of fact or law.  The Current Declaration also provides that no Trustee or officer shall be liable to your Fund or to any shareholder or creditor thereof or to any other person for any loss incurred by it or him solely because of the existence of a contract or transaction between your Fund and your Fund’s manager, investment adviser, sub-adviser, administrator, underwriter or other third party.

The Amended Declaration clarifies and expands the provisions limiting the liability of Trustees, officers and employees of the Fund.  The Amended Declaration explicitly provides that no current or former Trustee, officer or employee of the Fund shall be liable to the Fund or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.  Accordingly, the Amended Declaration extends to Trustees, officers and employees of the Fund the fullest protection from liability that the law allows and, in addition, requires the Fund to indemnify them to the extent permitted by law against liability and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which the Trustee, officer or employee becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred in settlement thereof.

The Amended Declaration includes more flexible provisions with respect to the advancement of legal and other expenses to current and former Trustees.  The Current Declaration provides that expenses reasonably incurred by an indemnitee in connection with any threatened, pending or completed action, suit or proceeding shall be advanced by the Fund to the indemnittee prior to the final disposition of the proceeding upon an undertaking by or on behalf of the indemnittee to repay the advance unless it is ultimately determined that the indemnitee is entitled to indemnification, but only if one or more of the following is the case: (a) the indemnitee provides security for the undertaking, (b) the Fund is insured against losses arising out of any lawful advances, or (c) there is a determination that there is a reason to believe that the indemnitee ultimately will be found entitled to indemnification by either

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independent legal counsel in a written opinion or by vote of a majority of the Independent Trustees who are not parties to the proceeding.

In contrast, the Amended Declaration provides that, subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification shall be advanced by the Fund prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification.

Both the Current Declaration and the Amended Declaration provide that Trustees may rely on the advice of counsel or other experts regarding the meaning and operation of the Declaration and, except as otherwise provided by law, shall be under no liability for any act or omission in accordance with such advice or merely failing to follow such advice. The Amended Declaration also permits the Trustees to rely in good faith on the books of account of the Fund and upon any written reports made to the Trustees by any officer appointed by them, any independent registered accounting firm, and any other party with which the Fund contracts.

The Amended Declaration provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.  The Current Declaration does not contain such a provision.

Shareholder/Derivative Actions

The Amended Declaration sets forth a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions.  Under the Amended Declaration, prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees.  The Amended Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand.  If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to prove to a court that the decision of the Trustees was not a good faith exercise of their business judgment on behalf of the Fund.

The Amended Declaration further provides that shareholders owning shares representing at least 10% of the voting power of the Fund or class of shares of the Fund must join in bringing the derivative action.  If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if in the judgment of the Independent Trustees, the demand was made without reasonable cause or for an improper purpose.  If a derivative action is brought in violation of the procedures required by the Amended Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.  The Amended Declaration also requires that any direct or derivative shareholder action against or on behalf of the Fund, its trustees, officers or employees must be brought in the United States District Court for the District of Massachusetts, in Boston, Massachusetts, or if such action cannot be brought in such court, then in Massachusetts Superior Court, in Boston, Massachusetts.  In addition, shareholders have no right to jury trial for such an action.

The Current Declaration is silent about derivative actions.  The Current Declaration does, however, provide that shareholders shall have the same rights as a Massachusetts business corporation to vote on whether a lawsuit or claim should be brought derivatively or as a class action on behalf of the Fund or the shareholders thereof.

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Issuance and Redemption of Shares/Small Accounts

The Amended Declaration provides that the Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. The Current Declaration  also divides the beneficial interests of the Fund into an unlimited number of shares.

The Amended Declaration provides that shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine.  The Current Declaration provides that shareholders shall have no pre-emptive or other right to subscribe to any additional shares or other securities issued by the Fund or the Trustees, and also provides that no shareholder shall have any right to purchase or subscribe for any security of the Fund which the Fund may issue or sell, other than such right, if any, as the Trustees, in their discretion, may determine.

The Amended Declaration provides that the Trustees may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, if the Fund is unable to verify the information received from the shareholder, or if a determination is made that direct or indirect ownership of shares has become concentrated in a shareholder to an extent that would disqualify the Fund as a regulated investment company under the Internal Revenue Code.

Additionally, the Amended Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Amended Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

The Current Declaration, in contrast, only specifically authorizes the Trustees to cause the redemption of shares held in an account if the aggregate net asset value of such shares has been reduced by a shareholder to $500 or less upon such notice to the shareholders.

Disclosure of Shareholder Holdings

The Amended Declaration specifically requires shareholders, upon demand, to disclose to the Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Fund may disclose such ownership if required by law or regulation.  The Current Declaration does not contain such a provision.

Determination of Net Asset Value

The Amended Declaration affords the Trustees the flexibility to from time to time prescribe such bases and times for determining the per share net asset value of the shares of the Fund and to prescribe or approve the procedures and methods for determining the value of portfolio assets as the Trustees may deem necessary or desirable.  The Current Declaration includes detailed provisions as to manner in which the net asset value of each share of the Fund shall be calculated.  Such provisions cannot be changed without shareholder approval, although the Current Declaration also empowers the Trustees to establish other bases or times, or both for determining the net asset value of each share of the Fund in accordance with the 1940 Act.

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BOARD OF TRUSTEES

One anticipated benefit of the Reorganization is the reduction in the number of separate Boards overseeing funds in the complex.  This is expected to help achieve certain efficiencies in the management of the Fund.  Importantly, the Trustees who currently oversee your Fund are expected to continue to oversee your Fund as Trustees of Aquila Funds Trust.  The Board members have experience ranging from 6 to 40 years.  Your Trustees believe that the individual and collective experience of the Board members will continue to be beneficial to your Fund.

As you are aware, your Fund’s Reorganization is contingent upon shareholder approval of the Reorganization.  The composition of the Board of your Successor Fund, effective at the time of the closing of your Fund’s Reorganization, is contingent upon election of the Trustee nominees by the shareholders of Aquila Three Peaks High Income Fund, currently the sole operating series of Aquila Funds Trust.

The Board of Trustees of your Fund currently is comprised of the following members, who are anticipated to comprise the Board of Trustees of Aquila Funds Trust at the time of the closing of your Fund’s Reorganization:

Diana P. Herrmann
Tucker Hart Adams
John M. Burlingame
Gary C. Cornia
Grady Gammage, Jr.
Theodore T. Mason
Glenn P. O’Flaherty
Russell K. Okata
John J. Partridge

    Detailed below is information regarding the specific experience, qualifications, attributes or skills of the Trustees who are anticipated to serve on the Board of Aquila Funds Trust.  Additional information on each of the nominees is available in the SAI.

Diana P. Herrmann:
Ms. Herrmann has over 30 years of experience in the financial services industry, 26 of which have been in mutual fund management, most recently as the Vice Chair, Chief Executive Officer, President, Director and Secretary of Aquila Management Corporation (“Aquila”), founder and sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.  Ms. Herrmann is an “interested person” of your Fund, as that term is defined in the 1940 Act, as an officer of your Fund, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of your Fund.  Ms. Herrmann is currently the Chair of the Board of Trustees of your Fund.

Tucker Hart Adams:
Ms. Adams is knowledgeable about economic and governmental affairs as the senior partner of an economic consulting firm and former chief economist of a bank.  She is furthermore knowledgeable about the operation and governance of mutual funds as an Aquila Group of Funds board member for approximately 24 years.

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John M. Burlingame:
Mr. Burlingame is knowledgeable about financial management as executive of major hotel corporation responsible for all phases of hotel development for Hyatt.  He is additionally knowledgeable about the operation and governance of mutual funds as an Aquila Group of Funds board member for nearly 7 years.

Gary C. Cornia:
Mr. Cornia is an experienced educator knowledgeable about business and finance as a business school dean.  He is additionally knowledgeable about the operation and governance of mutual funds as an Aquila Group of Funds board member for nearly 20 years.

Grady Gammage, Jr.:
Mr. Gammage is knowledgeable about economic and governmental affairs as a lawyer and educator active in land use, water issues and other public affairs.  He is furthermore knowledgeable about the operation and governance of mutual funds as an Aquila Group of Funds board member for over 11 years.

Theodore T. Mason:
Mr. Mason has extensive financial and management experience as an executive and as a board member of various organizations.  He is furthermore knowledgeable about the operation and management of mutual funds as an Aquila Group of Funds board member and an investment company executive officer for close to 40 years.

Glenn P. O’Flaherty:
Mr. O’Flaherty is knowledgeable about financial markets and the operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms and as an Aquila Group of Funds board member for nearly 7 years.  Mr. O’Flaherty will become the Chair of the Board of Trustees of the Fund effective at the time of the closing of the Reorganization.

Russell K. Okata:
Mr. Okata is experienced in local government affairs as an executive and as a board member of various union and other organizations and in mutual fund governance as an Aquila Group of Funds board member for over 20 years .

John J. Partridge:
Mr. Partridge is knowledgeable about finance and corporate governance as a lawyer and as a board member of various organizations and about the operation and governance of mutual funds as an Aquila Group of Funds board member or adviser to the board for over 10 years.

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FUNDAMENTAL INVESTMENT POLICIES OF THE FUND

Discussion Regarding Differences between Fundamental Investment Policies of the Current Fund and Fundamental Investment Policies of the Successor Fund

Your Fund, like all mutual funds, is required by law to have policies governing certain investment practices that may be changed only by the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of your Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of your Fund represented at the meeting, if at least 50% of all outstanding shares of your Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of your Fund entitled to vote at the meeting.  These policies are referred to as “fundamental.”

Your Current Fund has fundamental policies that either are not required by law or are more restrictive than the law requires.  Accordingly, except for your Fund’s investment objective, which will not change between the Current Fund and the Successor Fund, there are differences between the fundamental investment restrictions of the Current Fund and the fundamental investment restrictions of the Successor Fund.  Following is a discussion regarding differences between the fundamental investment restrictions of your Current Fund and the fundamental investment restrictions of the Successor Fund. For a more complete discussion of the Successor Fund’s other investment policies and fundamental and non-fundamental investment restrictions, please see the SAI.

The Successor Fund’s fundamental policies are intended to reflect regulatory changes and industry practices, thereby providing your Fund with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the policies are written and will be interpreted broadly.  For example, many of the Successor Fund’s policies allow the investment practice in question to be conducted to the extent permitted by the 1940 Act.  It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities.  It also is possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the Successor Fund’s policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time.  This will allow your Fund to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals.

As noted above, your Fund’s investment objective will not change; the Successor Fund will have the same investment objective as the Current Fund.  Furthermore, the Successor Fund’s investment practices are expected to be substantially the same as those of the Current Fund.

To the extent that the Manager and the Sub-Adviser believe it would be appropriate for the Fund to engage in new investment practices in the future, after evaluating the consistency of such practices with your Fund’s investment objective, your Fund may be subject to additional risks.  Therefore, prior to seeking Board of Trustee approval of any such change, the Sub-Adviser will present its recommendation to the Manager, who will seek to: (1) ascertain that the proposed investment practice is permissible based upon your Fund’s current Prospectus and Statement of Additional Information and applicable laws; (2) evaluate whether your Fund’s service providers are operationally equipped to address the relevant accounting, reporting and tax considerations associated with the proposed investment practice; and (3) evaluate the risks and rewards  of the proposed investment practice from a product management and marketing perspective.  Once these considerations have been addressed, a presentation will be provided to the Board of Trustees.  Such presentation will include an assessment by the Manager of the investment merits of the proposed investment practice and the portfolio compliance, accounting and product management considerations associated with the proposed investment practice.  The Board of Trustees will then evaluate all relevant considerations before voting on any such proposal.  Thus, before a material change may be made in your Fund’s investment practices in response to the Successor Fund’s policies, the Board of Trustees would need to approve such change and, if it is necessary or advisable, your Fund’s Prospectus or Statement of Additional Information would be revised to disclose the change and, as applicable, any additional risks.

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From time to time, the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders.  The Successor Fund’s policies will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow your Fund the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.  When the Successor Fund policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Concentration of Fund Investments

Current Fund’s fundamental policy:
The Fund has industry investment requirements. The Fund cannot buy securities in any one industry if more than 25% of its total assets would then be invested in securities of that industry.

Successor Fund’s fundamental policy:
The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except as permitted by the 1940 Act\.

Explanation for differences between Current Fund’s policy and Successor Fund’s policy:
All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries.  While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration.  It is possible that interpretations of concentration could change in the future.  If the SEC’s interpretation of concentration were to change from its current position, the Current Fund would not be able to change their concentration policies to take advantage of the change in the SEC’s position without seeking shareholder approval.  The Successor Fund’s policy does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be permitted by the SEC from time to time.

The Successor Fund’s policy also will be interpreted to permit investment without limitation in the following: securities of the U.S. government and its agencies, or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any of such obligations.  (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates.)  Accordingly, issuers of the foregoing securities will not be considered to be members of any industry.

The Successor Fund’s policy also will be interpreted to give broad authority to your Fund as to how to classify issuers within or among industries.  These interpretations and classifications may change over time and, if it is necessary or advisable, would be explained in the Fund’s Prospectus or Statement of Additional Information.  It is anticipated that the Successor Fund will continue to follow the Current Fund’s existing classification practices.

The manner in which the Successor Fund’s investment operations are conducted is not expected to be materially affected by the Successor Fund’s fundamental policy regarding concentration of fund investments.

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Lending of Fund Assets

Current Fund’s fundamental policy:
The Fund can make loans only by lending securities or entering into repurchase agreements. The Fund can lend its portfolio securities and can enter into repurchase agreements but cannot otherwise make loans.

Successor Fund’s fundamental policy:
The Fund may lend money or other assets to the extent permitted by the 1940 Act.

Explanation for differences between Current Fund’s policy and Successor Fund’s policy:
All mutual funds are required to have a fundamental policy about lending money and other assets.  The 1940 Act does not prohibit a fund from making loans.  SEC staff interpretations, however, currently prohibit a mutual fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.  (The SEC frequently treats repurchase agreements as loans.)

The Current Fund’s fundamental policy on lending is more restrictive than the SEC staff interpretations described above.  The Successor Fund’s policy will permit securities lending and the use of repurchase agreements by the Successor Fund, and will allow the Successor Fund to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.  The Successor Fund’s policy will be interpreted not to prevent the Successor Fund from purchasing or investing in debt obligations and loans.  In addition, any collateral arrangements with respect to derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

The Successor Fund’s fundamental policy will permit the Successor Fund to make loans of securities or money in situations and under circumstances in which it previously could not do so.  While lending securities could be a source of income to your Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially.  Loans would be made, however, only when the Manager and the Sub-Adviser believe that the income justifies the attendant risks.  The Successor Fund also will be permitted by this policy to make loans of money.   The Successor Fund would engage in lending money or other assets only to the extent consistent with its investment objective.

If the shareholders of Aquila Funds Trust approve this Fundamental Policy change, the Trustees and officers of the Fund may determine it to be appropriate to seek exemptive or other relief of the SEC in order for the Successor Fund to engage in inter-fund lending on an as-needed basis for short-term liquidity purposes.

The manner in which the Successor Fund’s investment operations are conducted is not expected to be materially affected by the Successor Fund’s fundamental policy regarding lending of fund assets.

Borrowing of Money

Current Fund’s fundamental policy:
The Fund can borrow only in limited amounts for special purposes.  The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets.  It can mortgage or pledge its assets only in connection with such borrowings and only up to the lesser of the amounts borrowed or 5% of the value of total assets.  The Fund will not purchase any security while it has outstanding borrowings which exceed 5% of the value of its total assets.

Successor Fund’s fundamental policy:
The Fund may not borrow money except as permitted by the 1940 Act.

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Explanation for differences between Current Fund’s policy and Successor Fund’s policy:
All mutual funds are required to have a fundamental policy governing the borrowing of money.  The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage means the ratio of the value of the fund’s total assets, minus liabilities other than borrowings, to the aggregate amount of all borrowings.  Certain trading practices and investments, such as reverse repurchase agreements, options, futures, options on futures and forward contracts, may be considered to be borrowing and thus subject to the 1940 Act restrictions.  On the other hand, certain practices and investments may involve leverage, but are not considered to be borrowing.

The Current Fund’s fundamental policy limits borrowings for temporary or emergency purposes and permits such borrowing only up to 10% of total assets. In addition, the Current Fund’s fundamental policy permits your Fund to mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets.  The Successor Fund’s policy will permit the Successor Fund to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The Successor Fund policy will eliminate restrictions that borrowings be made only from banks and limit the purchase of securities when loans are outstanding.  The Successor Fund also will enable a Fund to pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s other investment policies and applicable law and interpretations.

As noted above, the Successor Fund’s policy will be interpreted to permit the Fund to engage in trading practices and investments that could be considered to be borrowings, such as reverse repurchase agreements, options, futures, options on futures and forward contracts.  In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the Successor Fund’s policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the Successor Fund’s policy.

The Successor Fund will be permitted by this fundamental policy to borrow in situations and under circumstances in which the Current Fund could not do so.  Borrowing may cause the value of the Successor Fund’s shares to be more volatile than if the Fund did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period.  With respect to investments in reverse repurchase agreements, the Fund would bear a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

As noted above, the Successor Fund also will be able to pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s other investment policies and applicable law and interpretations.  Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations.  To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Successor Fund’s policies on senior securities discussed under “Issuance of Senior Securities” below.

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Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason.  In the same no-action letter, the staff stated that it was the general practice in the banking community to require less than 300% collateralization on loans.  In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained.  This does not mean, however, that the staff’s position on this issue has changed.

The Successor Fund currently intends to pledge its assets only to support its investment practices.  It is impossible to predict what the lending terms would be if or when the Fund decides to borrow money, and whether more than 300% collateral coverage would be required.  Assets used as collateral could not be sold by the Successor Fund unless they are replaced with other appropriate assets, and, as a result, a commitment of a large portion of the Fund’s assets as collateral could impede portfolio management or the Trust’s ability to meet redemption requests or other current obligations.  In any event, the Fund would take into account any then-applicable legal guidance, would be guided by the judgment of the Board of Trustees, the Manager and the Sub-Adviser regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought.

The manner in which the Successor Fund’s investment operations are conducted is not expected to be materially affected by the Successor Fund’s fundamental policy regarding borrowing of money.

Issuance of Senior Securities

Current Fund’s fundamental policy:
Except in connection with borrowings, the Fund will not issue senior securities.

Successor Fund’s  fundamental policy:
The Fund may not issue senior securities except as permitted by the 1940 Act.

Explanation for differences between Current Fund’s policy and Successor Fund’s policy:
All mutual funds are required to have a fundamental policy about issuing “senior securities,” which are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets.  Your Current Fund’s policy prohibits your Fund from issuing senior securities except in connection with borrowings.  The Successor Fund’s policy on borrowing is discussed under “Borrowing of Money” above.  The Successor Fund’s policy on the issuance of senior securities will permit the Successor Fund to issue senior securities to the fullest extent permitted by the 1940 Act and related interpretations or exemptive relief, as described above and as in effect from time to time.

Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities.  These include repurchase and reverse repurchase agreements, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party.  The Successor Fund policy will not affect the Fund’s ability to enter into these types of arrangements.  In addition, the Successor Fund’s policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The manner in which the Successor Fund’s investment operations are conducted is not expected to be materially affected by the Successor Fund’s fundamental policy regarding issuance of senior securities.

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Investments in Commodities

Current Fund’s fundamental policy:
The Fund cannot buy any commodities or commodity contracts, any mineral related programs or leases or combinations thereof.

Successor Fund’s fundamental policy:
The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by  the 1940 Act.

Explanation for differences between Current Fund’s  policy and Successor Fund’s policy:
All mutual funds are required to have a fundamental policy about purchasing and selling commodities.  The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities, such as precious metals, oil or grains and related futures contracts, or financial commodities and contracts related to financial commodities, such as currencies and, possibly, currency futures.  A mutual fund, however, is limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid.  The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors, including overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargo or political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional investments.  Certain commodities also are subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. There also may be storage charges and risks of loss associated with physical commodities.

The Current Fund is prohibited from investing in commodities or commodity contracts.  The Successor Fund’s policy will permit the Successor Fund to purchase or sell commodities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.  For this purpose, the Successor Fund would treat any investment in a mineral related program or lease as a commodity investment.  Accordingly, the Successor Fund will not be restricted by its policy from purchasing physical or financial commodities and commodity-related instruments.  The Successor Fund would only invest in commodities or contracts related to commodities subject to any limitations imposed by the Board of Trustees or the Manager, from time to time, as well as the Successor Fund’s other investment policies.  It should be noted, however, that there is no current intention for the Successor Fund to make such investments.

If the Successor Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market.  As noted above, the value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors.

It is not believed that certain financial instruments such as interest rate or stock index futures contracts are “commodities.”  In any event, the Successor Fund’s policy will permit investment in these types of assets, derivatives and instruments to the fullest extent permitted by the 1940 Act and related interpretations.  The Successor Fund’s policy also will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

To the extent that investments in commodities are considered illiquid, the Successor Fund will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a fund’s holdings of illiquid securities to 15% of net assets.

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The manner in which the Successor Fund’s investment operations are conducted is not expected to be materially affected by the Successor Fund’s fundamental policy regarding investments in commodities.

Certain Affiliated Transactions

Current Fund’s fundamental policies:
The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund, its Adviser or Sub-Adviser who individually own beneficially more than 0.5% of the securities of that issuer, together own in the aggregate more than 5% of such securities.

Successor Fund’s fundamental policy:
The Successor Fund does not have a fundamental investment policy regarding affiliated transactions.

Explanation for differences between Current Fund’s policy and Successor Fund’s policy:
The 1940 Act prohibits certain transactions between a fund and its affiliates and limits the ability of a fund to invest in securities of affiliates.  As a registered investment company, the Successor Fund is subject to these statutory requirements.  Accordingly, the Trustees and Management believe it is unnecessary for the Successor Fund to have a fundamental policy addressing transactions that are addressed in the 1940 Act.

It should also be noted that the SEC adopted regulations that permit funds to engage in affiliated transactions subject to certain conditions, and the SEC staff has issued interpretive guidance that also enables funds to enter into certain transactions with their affiliates.  Your Current Fund’s fundamental policy therefore may preclude your Fund’s ability to enter into transactions that would otherwise be permitted under applicable rules and interpretations.  Therefore, the policy has been removed in its entirety for the Successor Fund.

The manner in which the Successor Fund’s investment operations are conducted is not expected to be materially affected by the elimination of the fundamental policy regarding affiliated transactions.

Investments in Real Estate

Current Fund’s fundamental policy:
The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

Successor Fund’s fundamental policy:
The Fund may not purchase or sell real estate except as permitted by the 1940 Act.

Explanation for differences between Current Fund’s policy and Successor Fund’s policy:
All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate.  A mutual fund, however, is limited in the amount of illiquid assets it may purchase, and real estate generally is considered illiquid.  Investing in real estate may involve risks, including the risk that real estate generally is difficult to value and sell.  In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.

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The Current Fund is not permitted to purchase or hold real estate, but the Current Fund is permitted to own securities that it can otherwise buy even though the issuer invests in real estate or has interests in real estate.  The Successor Fund currently does not intend to purchase or sell real estate.  The Successor Fund does, however, wish to preserve the flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, consistent with its investment program.  Accordingly, the Successor Fund will not be restricted by its policy from purchasing or selling real estate even though no Fund’s investment program currently contemplates these investments.  Consistent with the Current Fund’s policy, the Successor Fund’s policy will be interpreted not to prevent the Successor Fund from owning securities that it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

To the extent that investments in real estate are considered illiquid, the Successor Fund would be limited in the amount of illiquid assets it could purchase.  The current SEC staff position generally limits a fund’s holdings of illiquid securities to 15% of net assets.

The manner in which the Successor Fund’s investment operations are conducted is not expected to be materially affected by the Successor Fund’s fundamental policy regarding investments in real estate.

Restrictions on Control Investments

Current Fund’s fundamental policy:
The Fund does not buy for control.  The Fund cannot invest for the purpose of exercising control or management of other companies.

Successor Fund’s fundamental policy:
The Successor Fund does not have a fundamental investment policy regarding control investments.

Explanation for differences between Current Fund’s policy and Successor Fund’s policy:
Investing for control of a company could subject a fund to liability beyond the amount of its investment.  The fund could be liable to shareholders of the company, regulators and others for actions taken by the fund or the company or on their behalf.  The Successor Fund does not currently intend to make control investments and would only do so if, in the judgment of the Trustees, the Manager or the Sub-Adviser, such investment is advisable to protect the value of the Successor Fund’s investment or where the potential for gain is believed to outweigh the associated risks.

Your Current Fund’s fundamental policy relating to the exercise of control or management of issuers is believed initially to have been adopted in response to requirements imposed under certain state securities laws or other restrictions that no longer apply to your Fund and are not required by the 1940 Act. Although this fundamental policy has been eliminated for the Successor Fund, there currently exist practical and legal impediments to investing for the purpose of obtaining control.  The Successor Fund’s fundamental policy is expected to simplify your Fund’s compliance requirements and provide the Manager and the Sub-Adviser greater flexibility to invest your Fund’s assets as it deems appropriate, consistent with applicable law and your Fund’s investment objectives and investment policies.

The manner in which the Successor Fund’s investment operations are conducted is not expected to be materially affected by the elimination of the fundamental policy regarding control investments.

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Restrictions on Short Sales and Use of Margin

Current Fund’s fundamental policy:
The Fund does not sell securities it does not own or borrow from brokers to buy securities.  Thus, it cannot sell short or buy on margin; however, the Fund can make margin deposits in connection with the purchase or sale of options and can pay premiums on these options.

Successor Fund’s fundamental policy:
The Successor Fund does not have a fundamental investment policy regarding short sales and use of margin.

Explanation for differences between Current Fund’s policy and Successor Fund’s policy:
A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale.  Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund.  Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs.  Under the 1940 Act, a fund is restricted from making short sales unless the sale is “against the box” and the securities sold are segregated, or the fund’s obligation to deliver the securities sold short is “covered” by segregating cash or liquid securities in an amount equal to the market value of the securities sold short.  A sale is not made “against the box” if a fund sells a security it does not own in anticipation of a decline in market price.  Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to “cover” its exposure under any short position.

Mutual funds are not required to have a fundamental policy about engaging in short sales. Your Trustees and Management believe that the Current Fund’s fundamental policy is unduly restrictive.  There could be circumstances in which the Manager and the Sub-Adviser believe that a short sale would be in the Successor Fund’s best interests.  Accordingly, the Successor Fund will be able to engage in short sales subject to its other investment policies and applicable law.

The 1940 Act does not require that a fund have a fundamental policy relating to purchasing securities on margin. Margin purchases involve borrowing money from a broker to purchase securities.  The risks associated with purchasing securities on margin are generally similar to those of borrowing money.  Borrowing may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  There are also costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period.

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Your Trustees and Management believe that this fundamental policy is unnecessary and may be unduly restrictive. Your Fund’s ability to borrow is governed by your Fund’s policy on borrowing discussed under “Borrowing of Money” above. To the extent that purchasing securities on margin may be considered the issuance of a senior security, the issuance of senior securities would be governed by your Fund’s policy on senior securities, which is discussed under “Issuance of Senior Securities” above. Your Trustees and Management believe that your Fund’s investment policies and the 1940 Act’s requirements governing the purchase of securities on margin provide adequate protection.  Accordingly, the Successor Fund will be permitted to purchase securities on margin subject to the Fund's other investment policies and applicable law.  Shareholders should note that it is the current position of the SEC staff that purchasing securities on margin by a mutual fund constitutes the issuance of a senior security that is not permitted by the 1940 Act.  This change is designed to afford the Successor Fund the maximum flexibility permitted under law from time to time.  The Successor Fund does not currently intend to engage in short sales.

Accordingly, the manner in which the Successor Fund’s investment operations are conducted is not expected to be materially affected by the elimination of the fundamental policy regarding short sales and use of margin.

Underwriting

Current Fund’s fundamental policy:
The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities.

Successor Fund’s fundamental policy:
The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

Explanation for differences between Current Fund’s policy and Successor Fund’s policy:
All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. The Successor Fund’s policy permits the Successor Fund to engage in the underwriting business and to underwrite the securities of other issuers to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and thus will give your Fund greater flexibility to respond to future investment opportunities, subject, of course, to your Fund’s investment objectives and strategies.

Provisions under the Securities Act of 1933, as amended (the “1933 Act”), deem certain persons to be “underwriters” if those persons purchase a security from an issuer and later sell it. If a fund is deemed to be an underwriter because it purchases a security and later resells it, it may be liable under the 1933 Act for material omissions or misstatements in an issuer’s registration statement or Prospectus. Although it is not believed that the application of any of these 1933 Act provisions would cause the Fund to be engaged in the business of underwriting, the Successor Fund’s policy will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether your Fund were to be considered to be an underwriter under the 1933 Act.

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Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. Many funds may from time to time invest in restricted securities. If those securities are registered under the 1933 Act, they may then be eligible for sale, but participating in the sale may subject the seller to underwriter liability.

The manner in which the Successor Fund’s investment operations are conducted is not expected to be materially affected by the Successor Fund’s fundamental policy regarding underwriting.

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OTHER INVESTMENT PRACTICES, SECURITIES AND RISKS OF THE FUNDS

As noted above, the Current Fund and the Successor Fund have identical investment objectives and principal investment strategies and risks.  This section provides further information on certain types of securities and investment techniques that may be used by each Fund, including their associated risks.

How is each Fund’s principal investment strategy implemented?

The Sub-Adviser’s investing approach proceeds generally as follows:

•
The Sub-Adviser follows a large universe of companies, routinely reviewing earnings reports, corporate developments, trading activity and other data. Once the Sub-Adviser determines that a company merits consideration, more extensive research is conducted which may include consultation with corporate management to gain insight into trends that affect a company’s finances and growth. The Sub-Adviser believes it is important to speak to management directly and, therefore, devotes resources to face-to-face visits to a company. The information gathered from these meetings helps the Sub-Adviser build sound financial models with the goal of providing prudent investment recommendations in both equity and debt securities of an issuer. Once potential investments viewed as highly attractive are identified, the Sub-Adviser’s team seeks to gain a more complete understanding of factors guiding the company’s capital allocation decisions. Information may also be gathered from competitors, customers, and suppliers, and further qualitative analysis is conducted. From there, detailed financial models are constructed, covering the significant elements of a company’s financials. Various best-to-worst case scenarios are formed and probability analysis conducted, which in turn would determine whether an individual security may be added to your Fund’s investment portfolio.

•
The Sub-Adviser also examines bond indentures that may signal a good opportunity to invest in the common stock of a particular company. The Sub-Adviser closely monitors growth in earnings before interest, taxes, depreciation, and amortization, and margins versus valuation multiples, to gain an understanding of the value at which a company’s common stock becomes attractive.

•
The Sub-Adviser believes that the in-depth research which it conducts on the capital structure of a corporation is a highly effective tool for identifying investment opportunities in both corporate debt and equity. The Sub-Adviser has managed equity investments for select separately managed accounts since 2008 and has managed the Current Fund since October 2010.

What is the Sub-Adviser’s research process?

The Sub-Adviser’s research is generally as follows:

•
The Sub-Adviser conducts research on a large universe of corporations, determining what the Sub-Adviser believes to be the optimal levels of debt and equity for a given corporation, and analyzing the corporate capital structure, trading activity and debt covenants under which management must operate. The Sub-Adviser develops corporate financial models, which the Sub-Adviser reviews and adjusts, and maintains communication with corporate management.

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•
There are four standard elements in the Sub-Adviser’s research process: (1) company communication; (2) earnings review; (3) construction of detailed financial models; and (4) for new security offerings, a prospectus review. These elements are included in the research the Sub-Adviser routinely conducts on high yield issuers, whether or not the Sub-Adviser ultimately invests in the high yield debt issued by a company. The Sub-Adviser believes that the same research process, because it covers the entire capital structure of a company, can be very effectively and efficiently utilized to identify equity investment opportunities.

How is the Sub-Adviser’s research process applied to equity investments?

•
The Sub-Adviser believes there is, in theory, an ideal corporate capitalization structure whereby a corporation can maximize shareholder return through the optimal balance of debt and equity. Equity analysts typically focus on analyzing revenue streams and growth potential. By contrast, through detailed analysis of cash flow, free cash flow, leverage, margins, interest coverage, collateralization and covenants, the Sub-Adviser’s analytical process strives to find improving balance sheets that in turn provide opportunity for future growth and profitability.

•
The Sub-Adviser has advised the Manager and the Board of Trustees that in the course of conducting its research, the Sub-Adviser attempts to identify companies that have issued debt in order to propel their growth, and that are paying down their debt, migrating toward what the Sub-Adviser believes would be an optimal capitalization structure for such companies. In the Sub-Adviser’s view, the companies that are performing well in the high yield market generally become companies that perform well in the equity market, creating opportunities for capital appreciation. The Sub-Adviser believes that it has a distinct advantage in finding these improving balance sheet situations as they represent the overriding theme of the Sub-Adviser’s long-term comprehensive high yield bond investment process.

How does the Sub-Adviser manage downside volatility?

•
The Sub-Adviser allows for the inclusion of high yield bonds in a portfolio in order to moderate equity market volatility by virtue of the coupon payments and the lower volatility of high yield bonds relative to equity securities.  Each Fund may, from time to time, hold as much as 30% of its net assets in fixed-income securities including lower-quality corporate debt securities (often referred to as high yield or “junk” bonds). High yield bonds generally experience greater volatility than investment grade bonds.

•
The Sub-Adviser believes that the high yield market is a good leading indicator for the equity market. As yield spreads (generally defined as the difference between the yield of a debt security and the current yield of U.S. Treasury obligations) begin to widen, the high yield market may be suggesting that caution in the equity market would be appropriate. When spreads narrow significantly, the Sub-Adviser’s equity strategy would shift deeper into the capital structure of appropriate companies to include a greater weighting in equity.

•
Firms favored in the Sub-Adviser’s research process are those viewed to be fiscally responsible and capable of maintaining debt payments, both of which are qualities that have the potential to deliver benefits to investors throughout the capital structure. The Sub-Adviser’s equity investment process also allows a portion of your Fund’s assets to be held in cash or cash equivalents, and occasionally warrants, convertible bonds and preferred stock may be included within the equity allocation.

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Additional Information About the Principal Risks of Investing in the Funds

•
Market Risk.  The market prices of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by the Fund fall, the value of your investment in the Fund may decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years.  High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.  The financial crisis caused a significant decline in the value and liquidity of many securities of issuers worldwide.  Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit.  These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond, and the value and liquidity of the Fund’s investments may be negatively affected.  Certain environments could make identifying investment risks and opportunities especially difficult for the Sub-Adviser. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.  Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

•	Financial Risk. Financial risk is associated with the financial condition and profitability of the underlying company.

•
Interest Rate and Credit Risk.  Each Fund may invest in a variety of fixed-income securities.  When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value.  However, calculations of maturity or duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates.  Moreover, securities can change in value in response to other factors, such as credit risk.  In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a Fund, and the Fund’s yield, may decline; however the value of fixed income securities generally rise.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

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Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security.  However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect.  The market prices of these securities may fluctuate significantly when interest rates change. In turn, the income or return generated by the Fund may decline due to a decrease in market interest rates.

If an obligor for a security held by a Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. If a Fund enters into financial contracts (such as when-issued and delayed delivery transactions), the Fund will be subject to the credit risk presented by the counterparty. In addition, a Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

•
“Junk Bond” Risk.  Each Fund will be subject to greater levels of credit risk to the extent that the Fund holds below investment grade debt securities (that is, securities rated below Baa/BBB or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

•
Risks of Subordinated Securities.  Each Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A Fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

•
Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund could also be forced to reinvest the proceeds at then current yields, which could be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

•
Foreign Securities Risk.  Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

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Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a Fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In addition, a Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.  Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Because each Fund may invest a significant amount of its assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in emerging market securities should be considered speculative.

Each Fund may invest in securities denominated in foreign currencies, and, as a consequence, the Fund’s share price and yield can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled.

•
Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

•
Small and Mid-Sized Companies.  Companies having market capitalization of middle to smaller size are comparatively less well known and may have less trading in their shares than larger companies. Compared to large companies, small-and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

•	Highly Leveraged Company Exposure. Leverage can magnify equity performance in both positive and negative stock markets.

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•
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of a Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, a Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

•
Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the attractiveness, value or market trends affecting a particular security, industry, sector or region, or about market movements, is incorrect.

•
Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from a Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

•
Risk of Increase in Expenses. Your actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

•
Cash Management and Defensive Investing Risk. Money market instruments or short-term debt securities held by a Fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objective.

•	Other Risk. Loss of money is a risk of investing in each Fund.

Please note that there are other factors that could adversely affect your investment and that could prevent your Fund from achieving its investment objective.  More information about risks appears in the SAI.  Before investing, you should carefully consider the risks you will assume.

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What is the Benchmark Index?

•
The Russell 3000 is the primary benchmark index against which Fund performance is reported. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

•
The Standard & Poor’s 500 (S&P 500) is followed as a secondary benchmark index. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

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ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND

 “How is the Fund managed?”

Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund’s investment adviser under an Advisory and Administration Agreement. Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser under a Sub-Advisory Agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund.

The Fund’s Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of the Fund in the Aquila Group of Funds.  As of March 31, 2013, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and your fund, with aggregate assets of approximately $3.4 billion. AMC’s address is the same as that of the Manager.  AMC was founded in 1984 by Mr. Lacy B. Herrmann and is principally owned by Diana P. Herrmann, his daughter, members of her family and by the Estate of Lacy B. Herrmann.

The Sub-Adviser, Three Peaks Capital Management, LLC, is an SEC-registered investment adviser located at 3750 Dacoro Lane, Suite 100, Castle Rock, CO 80109. Founder, Chief Investment Officer and Co-Portfolio Manager of the Fund, Sandy Rufenacht, a 25-year veteran of the mutual fund industry, manages all of the Sub-Adviser’s portfolios along with the support and resources of a team of experienced high-yield and equity specialists. Co-Portfolio Managers Sandy Rufenacht and Brent Olson share responsibility in selection of securities for purchase or sale and portfolio management, thus enabling them to make immediate decisions and allowing for a high level of efficiency in the portfolio construction process.

Disclosure of portfolio holdings

The Fund’s policies and procedures with respect to the disclosure of its portfolio securities are described in the SAI.

Net Asset Value per Share

The net asset value of the shares of each of the Fund’s classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a “business day”), by dividing the value of the Trust’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, the net asset value of the Fund’s shares is based on portfolio market value. Each portfolio security is priced daily by a nationally recognized securities pricing service using the last sale price on any particular exchange at the market close, or if the relevant market does not close, then as of 4:00 p.m. New York time. Fixed-income securities maturing in 60 days or less are generally valued at amortized cost. Any securities or assets for which market quotations are not readily available or are deemed to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund’s Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day,

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Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.  Non-U.S. markets are open for trading on weekends and other days when the Fund does not price its shares.  Therefore, to the extent, if any, that the Fund invests in securities traded in non-U.S. markets, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem Fund shares.

Purchases

“Are there alternative purchase plans?”

The Fund provides individuals with alternative ways to purchase shares through four separate classes of shares (Classes A, C, I and Y). Although the classes have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of securities. An investor should choose the class that best suits the investor’s circumstances and needs.

The Fund and the Distributor may reject any order for the purchase of shares.

“How much money do I need to invest?”

Class A and Class C Shares

Option I

•	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.

•	Subsequently, any amount (for investments in shares of the same class).

To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

Option II

•	$50 or more if an Automatic Investment Program is established.

•	Subsequently, any amount you specify of $50 or more.

•	You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

Class I and Class Y Shares

Class I or Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

“How do I purchase shares?”

You may purchase Class A or Class C Shares:

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•
through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

•	directly through the Distributor, by mailing payment to the Fund’s Agent, BNY Mellon.

Except as provided in the SAI, under the caption “Purchase, Redemption and Pricing of Shares,” an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a “Financial Institution”).

The price an investor will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C, I and Y Shares. (See “What price will I pay for the Fund’s shares?”) A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.

Opening a Class A or Class C Share Account
• Make out a check for the investment amount payable to the Fund.

• Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

• Send your check and completed New Account Application to your dealer or to the Fund’s Agent, BNY Mellon.

Adding to a Class A or Class C Share Account
By Wire	By Check
Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) or 877-953-6932 (broker/dealers) to advise us that you would like to purchase shares of the Trust by wire transfer.  We will provide appropriate instructions at that time.

• Make out a check for the investment amount payable to the Fund.

• Fill out the pre-printed stub attached to the Fund’s confirmations or supply the name(s) of account owner(s), the account number, and the name of the Trust.

• Send your check and account information to your dealer or to the Fund’s Agent, BNY Mellon.

Unless you indicate otherwise, your investment will be made in Class A Shares.

Opening or Adding to a Class I or Class Y Share Account

An investor may open a Class I or Class Y Share account or make additional investments in Class I or Class Y Shares only through a financial intermediary.

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“Can I transfer funds electronically?”

You can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”

•	Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

•	Telephone Investment: You can make single investments of up to $200,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Fund’s Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, ask your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days’ written notice to shareholders.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Fund. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, the Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a New Account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Automatic investment, telephone investment and systematic payroll investments are not available for Class I Shares and Class Y Shares.

Redeeming An Investment

Redeeming Class A and Class C Shares

You may redeem some or all of your Class A or Class C Shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

There is no minimum period for investment in a Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

•	Class C Shares held for less than 12 months (from the date of purchase); and

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•	CDSC Class A Shares (as described below).

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

“How can I redeem my investment in Class A or Class C Shares?”

By mail, send instructions to:	By telephone, call:	By FAX, send instructions to:
BNY Mellon Attn: Aquila Group of Funds 4400 Computer Drive Westborough, MA 01581	800-437-1000 toll-free	508-599-1838

For liquidity and convenience, the Fund offers expedited redemption.

Expedited Redemption Methods

You may request expedited redemption in two ways:

1.  By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

a) to a Financial Institution account you have previously specified; or

b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days.  You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply:

•	account name(s) and number

•	name of the caller

•	the social security number registered to the account

•	personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller’s identity. The Agent may record calls.

2.  By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, 4400 Computer Drive, Westborough, MA  01581 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s), must indicate:

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•	account name(s)

•	account number

•	amount to be redeemed

•	any payment directions.

To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund’s records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Fund’s Agent, which includes:

•	account name(s)

•	account number

•	dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed

•	payment instructions (we normally mail redemption proceeds to your address as registered with the Funds); and

•	signature(s) of the registered shareholder(s).

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Signature Guarantees.  If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

Your signature may be guaranteed by a:

•	member of a national securities exchange;

•	U.S. bank or trust company;

•	state-chartered savings bank;

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•	Federally chartered savings and loan association;

•	foreign bank having a U.S. correspondent bank; or

•	participant in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).

A notary public is not an acceptable signature guarantor.

Certificate Shares

The Successor Fund will not issue share certificates. If you hold share certificates issued previously by your Current Fund (or its predecessor, Aquila Rocky Mountain Equity Fund) and wish to redeem those shares you should:

Mail to the Fund’s Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under “Regular Redemption Method” and (3) a stock assignment form.

To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a signature guarantee is required, you must follow the procedures described above under “Regular Redemption Method.”

“When will I receive the proceeds of my redemption of Class A or Class C Shares?”

Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.

Redemption	Method of Payment	Charges

Under $1,000.	Check.	None.
$1,000 or more.	Check, or wired or transferred through the Automated Clearing House to your Financial Institution account, if you so requested on your New Account Application or Ready Access Features Form.	None.
Through a broker/dealer.	Check or wire, to your broker/dealer.	None. However, your broker/dealer may charge a fee.

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Although the Fund does not currently intend to, the Fund can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders the Funds may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

“Are there any reinvestment privileges?”

If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.  You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

“Is there an Automatic Withdrawal Plan?”

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000.  The Automatic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50.  The Automatic Withdrawal Plan is not available for Class C, I or Y Shares.

Redeeming Class I and Class Y Shares

You may redeem all or any part of your Class I or Class Y Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Fund’s Agent.  Financial intermediaries may charge a fee for effecting redemptions. A redemption may result in a taxable transaction to the redeeming investor.

General

The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check), Automatic Investment or Telephone Investment for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that the check or transfer of funds will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the SEC restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Redemption proceeds may be paid in whole or in part by distribution of the Fund’s portfolio securities (“redemption in kind”) in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

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Alternative Purchase Plans

“How do the different arrangements for the four classes of shares affect the cost of buying, holding and redeeming shares, and what else should I know about the four classes?”

The Fund provides you with four ways to invest in the Fund through four separate classes of shares. All classes represent interests in the same portfolio of investments. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor’s circumstances and needs.

	Class A Shares “Front-Payment Class”	Class C Shares “Level-Payment Class”
Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 4.25%, paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge (“CDSC”)	None (except for certain purchases of $1 million or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and Service Fees	A distribution fee of 0.30 of 1% is imposed on the average annual net assets represented by the Class A Shares.	There is a level charge for distribution and service fees for six years after the date of purchase at the aggregate annual rate of 1% of the average net assets represented by the Class C Shares.
Other Information	The initial sales charge is waived or reduced in some cases. Larger purchases qualify for lower sales charges.
Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

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	Class Y Shares “Institutional Class”	Class I Shares “Financial Intermediary Class”
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and Service Fees	None.
A distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares is permitted under the Distribution Plan.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Fund.  In addition, a service fee of up to 0.25 of 1% of such assets is imposed on the average annual net assets allocable to Class I Shares.

“What price will I pay for a Fund’s shares?”

Class A Shares Offering Price	Class C, I and Y Shares Offering Price
Net asset value per share plus the applicable sales charge.	Net asset value per share.

An investor will receive that day’s offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time by the Agent or, where applicable, by the financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly, provided, however, that if a financial intermediary imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, the intermediary will submit orders received after its earlier cutoff time after 4:00 p.m.  Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund’s best interest to do so.

“What are the sales charges for purchases of Class A Shares?”

The following table shows the amount of sales charge incurred for each new purchase by a “single purchaser” of Class A Shares. A “single purchaser” is:

•	an individual;

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•	an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;

•	a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

•	a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended (the “Code”).

You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.

A “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:

I Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Amount Invested

Less than $10,000	4.25%	4.44%
$10,000 but less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 but less than $1,000,000	2.50%	2.56%

For purchases of $1 million or more see “Sales Charges for Purchases of $1 Million or More.”

For example:

If you invest $10,000 (Column I), your sales charge would be 4.00% or $400 (Column II).	($10,000 x .04 = $400)
The value of your account would be equivalent to the amount of your investment less the sales charge. (The initial value of your account would be $10,000 - $400 = $9,600.)	($10,000 - $400 = $9,600)
The sales charge as a percentage of the reduced value of your account would be 4.17% (Column III).	($400 / $9,600 = 0.0416666 or 4.17%)

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Sales Charges for Purchases of $1 Million or More

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares are:

(i)  Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Trust or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase	During Third and Fourth Years After Purchase
$1 million and up to $2.5 million	1%	0.50%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2	None
Over $5 million	None	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed.  A series of investments may increase the total value of Aquila fund shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

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•	Redemption by the Fund when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

A “single purchaser” may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

Other

Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, selected broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Funds, certain family members of, and plans for the benefit of, the foregoing and  plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.  Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.  The Fund also permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.  In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.  Please see the SAI for additional information about sales charge waivers and reductions.

The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge in a clear and prominent format on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.

Large Purchase Orders for Class C Shares

The Fund will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer “street name” or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.

Redemption of Class C Shares

The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Fund when an account falls below the minimum required size.

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Broker/Dealer Compensation - Class C Shares

The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.

General

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.  The compensation is discretionary and may be available only to selected selling and servicing agents.  See “Additional Information” below and in the SAI for discussions of marketing support payments.

Exchange Privilege

Generally, you can exchange shares of any class of the Fund into shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee except that you will incur a redemption fee of 2% of the exchanged shares’ value if the exchange occurs within 90 days of the shares’ purchase. The redemption fee does not apply to exchanges of Class A Shares of the Fund on which a sales charge was paid or to exchanges of Class C Shares.  The exchange privilege is available to Class I or Class Y Shares to the extent that other Funds in the Aquila Group of Funds are made available to its customers by an investor’s financial intermediary. All exchanges of Class I and Class Y Shares must be made through the investor’s financial intermediary.  Call 800-437-1020 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Fund in the Aquila Group of Funds.

 Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for the Fund’s Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

 Frequent Trading

As stated above, the Fund and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Board of Trustees of the Fund have determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Fund may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Fund will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. In addition to the foregoing, the Fund imposes a redemption fee of 2.00% of the shares’ redemption value on any redemption of Class A Shares on which a sales charge is not imposed or Class I or Class Y Shares if the redemption occurs within 90 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading

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in Fund shares. The fee will not apply to shares sold under an Automatic Withdrawal Plan or sold due to the shareholder’s death or disability. The Fund’s policy on frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above.)

“What about confirmations?”

A statement will be mailed to you confirming each purchase or redemption of Class A or Class C Shares of the Fund placed directly with the Agent.  Your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).  Purchases or redemptions placed through financial intermediaries will be confirmed by either the Agent or the financial intermediary depending upon the financial intermediary’s arrangement with the Funds and the Distributor.

“Is there a Distribution Plan?”

The Fund has adopted a Distribution Plan (the “Plan”) under the Investment Company Act of 1940’s Rule 12b-1 in order to:

(i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

(ii) permit the Manager, or Sub-Adviser, to make payment for distribution expenses out of its own funds; and

(iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to its Plan, the Fund makes payments with respect to Class A, Class C and Class I Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed 0.30 of 1%  for Class A Shares, 0.75 of 1% for Class C Shares, and 0.25 of 1% for Class I Shares of the average annual net assets represented by each such class. A distribution fee of up to 0.15 of 1% of the average annual net assets represented by Class I Shares is currently authorized by the Trustees of the Fund.    Payments with respect to each class are made only out of the Fund’s assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

Shareholder Services Plan for Class C Shares and Class I Shares

The Fund’s Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. The Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Fund’s assets represented by the shares of the applicable class.

Service fees with respect to Class C Shares will be paid to the Distributor.

Additional Information

The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to the Fund, although such assets may include profits derived from services provided to the Fund) to certain broker/dealers and other financial intermediaries (“financial advisors”) in connection with the sale or retention of Trust shares or certain shareholder servicing and/or certain recordkeeping/sub-transfer agency services.  This additional compensation is sometimes referred to as “revenue sharing.”  For example, the Distributor and/or its related

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companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by the Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing the Fund with “shelf space.”  Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors:  gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor.  Some of these amounts may be significant to the Distributor, although they may be small compared to amounts a financial advisor may receive from other distributors.  Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Fund over other investment options.  To obtain more information on how additional compensation may have influenced your advisor’s recommendation of the Fund ask your financial advisor.  For more information, please see the SAI.

To the extent financial advisors sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Distributor and/or its related companies, including the Manager, receives greater fees due to the increase in Fund assets.  The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

“Transfer on Death” Registration

If you own Class A or Class C Shares, the Fund generally permits “transfer on death” (“TOD”) registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.  An investor in Class I or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary (broker/dealer, etc.)

Dividends and Distributions

“How are dividends and distributions determined?”

The Fund distributes dividends from net investment income, if any, on an annual basis normally before the end of its fiscal year which is December 31st. Because the Fund invests primarily in equity securities, distributions from the Fund, if any, will consist mostly of capital gains, which may be long- or short-term depending upon the length of time the Fund has held the securities it then sells. If the Fund has had net long-term capital gains or net short-term capital gains for the year, it distributes dividends on those items at the same time. Short-term capital gains include the gains from the disposition of securities held for one year or less, the premiums from expired call options written by the Fund and net gains from closing transactions with respect to such options. If necessary to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently. Dividends and other distributions paid by the Fund with respect to each class of its shares are calculated at the same time and in the same manner. The per share dividends and distributions can vary because each class will bear certain class-specific charges.

“How are dividends and distributions paid?”

Class A and Class C Shares

Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

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You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

Whether your dividends and distributions are received in cash or reinvested, you will receive a quarterly statement indicating the current status of your investment account with the Fund.

The Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are “undeliverable.” In order to change the option back to “cash,” you would need to send the Agent written instructions as described above.

Class I and Class Y Shares

All arrangements for the payment of dividends and distributions, if any, with respect to Class I and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.

Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes.  Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Certain dividends may be treated as “qualified dividend income,” which for noncorporate shareholders is taxed at reduced rates.  “Qualified dividend income” generally is income derived by the Fund from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties.  In addition, dividends received from foreign corporations may be treated as qualified dividend income if the stock with respect to which the dividends are paid is readily tradable on an established U.S. securities market.  A portion of the dividends received from the Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

You may want to avoid buying shares when the Fund is about to declare a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

You will receive information on the tax status of the Fund’s dividends and distributions annually.

If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding.  Distributions of net capital gain are generally exempt from

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such withholding.  Ordinary dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” will generally also be exempt from such withholding for taxable years of the Fund beginning before January 1, 2014.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your distributions, dividends, and redemption proceeds. The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

FINANCIAL HIGHLIGHTS

No financial highlights are provided for the Successor Fund because the Successor Fund is newly organized and has not yet offered shares.  For financial statement purposes, the Current Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Current Fund’s operating history will be used for the Successor Fund’s financial reporting purposes after the consummation of the Reorganization.  The Financial Highlights information for the Current Fund is incorporated by reference to the Current Fund’s current Prospectus and most-recent Annual Report.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of the Current Fund, by personnel of the Current Fund’s transfer agent, by personnel of the Manager or the Distributor, or by broker-dealer firms.  Computershare, a third party solicitation firm, has been retained to provide proxy solicitation services at a cost of approximately $18,500.  The Current Fund will be responsible for the costs of printing the Proxy Statement/Prospectus, the proxy solicitation, mailing and attestation costs attributable to the Reorganization.

Revoking Proxies

You may end the power of the proxy holders to vote your shares at the Meeting by: (i) so notifying your Fund in writing; (ii) signing a new and different proxy card (if your Fund receives it before the old one is used); (iii) voting your shares at the Meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or visiting the website at the Internet address, both of which are detailed on your proxy card, entering your control number, and revoking your previous vote.

Outstanding Shares

Only shareholders of record on June 19, 2013 (the “record date”) are entitled to notice of and to vote at the Meeting with respect to the proposal.  Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.  All shareholders of the Current Fund, regardless of the class of shares held, will vote together as a single class.  As of the record date, the following shares of the Current Fund were outstanding:

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Current Fund	Shares Outstanding (as of June 19, 2013)	Net Asset Value Per Share (as of June 19, 2013)

Class A	[ ]
Class C	[ ]
Class I	[ ]
Class Y	[ ]

Other Business

The Current Fund’s Board of Trustees knows of no business to be presented for consideration at the Meeting other than the Proposal.  If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments and Postponements

If, by the time scheduled for the Meeting, a quorum of shareholders of your Fund is not present or if a quorum is present but sufficient votes “For” the Proposal have not been received, the persons named as proxies may propose an adjournment of the Meeting to another date and time, and the Meeting may be held as adjourned without further notice.  Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained.  They will vote against such adjournment those proxies required to be voted against the proposal.  Broker non-votes may, at the discretion of the proxies named therein, be voted in favor of adjournment.  The Meeting may be postponed prior to the Meeting. If the Meeting is postponed, your Fund will give notice of the postponed Meeting to its shareholders.

Proxy Card, Telephone and Internet Voting

In addition to soliciting proxies by mail, by fax or in person, your Fund may also arrange to have votes recorded by telephone, the Internet or other electronic means.  The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

(1) Internet Voting

To vote your shares by the Internet, please visit the website at the Internet address shown on your proxy card.  You will be prompted to enter the control number on your proxy card.  Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

(2) Telephone Voting

To vote your shares by telephone, please call the toll-free number on your proxy card.  You will be prompted to enter the control number on your proxy card.  Follow the recorded instructions using your proxy card as a guide.  If you vote by phone, you need not return the proxy card by mail.

(3) Proxy Card

The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; your Fund calls these persons the “proxy holders.”

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You should read this Proxy Statement/Prospectus prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares.

Shareholders’ Proposals

Your Fund is not required, and does not intend, to hold meetings of shareholders each year.  Instead, Meetings will be held only when and if deemed desirable or required.  Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your Fund at 380 Madison Avenue, Suite 2300, New York, New York 10017 within a reasonable time before the Meeting.

Appraisal Rights

If your Fund’s Reorganization is approved at the Meeting, shareholders of your Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersede state law. Shareholders, however, have the right to redeem their Fund shares until the Closing Date of the Reorganization.

OWNERSHIP OF SHARES OF THE FUND

As of June 19, 2013, the Trustees and officers of the Current Fund owned in the aggregate less than 1% of the outstanding shares of the Current Fund.  The following is a list of the holders of 5% or more of the outstanding shares of any class of the Current Fund as of June 19, 2013.

Record Holder	Share Class	Number of Shares	Percent of Class
Class A
Class C
Class I
Class Y

The Successor Fund is a newly formed fund that will commence operations upon consummation of the Reorganization. Therefore, the Successor Fund does not have any shares outstanding as of the date of this Proxy Statement/Prospectus.

EXPERTS

The financial highlights and financial statements of the Current Fund for the past five fiscal years and any semi-annual period, as applicable, are incorporated by reference into this Proxy Statement/Prospectus.  The financial highlights and financial statements of the Current Fund for its most recent fiscal year end have been audited by Tait, Weller & Baker, LLP, an independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement.  Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

73

AVAILABLE INFORMATION

 A Statement of Additional Information (the “SAI”) about your Fund has been filed with the Securities and Exchange Commission.  The SAI contains information about your Fund and its management not included in this Prospectus.

Your Fund’s annual and semi-annual reports to shareholders contain additional information about your Fund’s investments. Your Fund’s annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected your Fund’s performance during its last fiscal year. You can get your Fund’s SAI and annual and semi-annual reports without charge upon request by calling 800-437-1020 (toll-free) or by visiting the Aquila Group of Funds’ website at www.aquilafunds.com.

In addition, you can review and copy information about your Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-551-8090. Reports and other information about your Fund are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

EXHIBIT A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Form Of

Agreement And Plan Of Reorganization

This Agreement And Plan Of Reorganization (the “Agreement”) is made as of the [●] day of [●], [●], by and between Aquila Funds Trust, a Massachusetts business trust (the “Successor Trust”), on behalf of its series Aquila Three Peaks Opportunity Growth Fund (the “Successor Fund”), with its principal place of business at 380 Madison Avenue, Suite 2300, New York, New York 10017, and Aquila Three Peaks Opportunity Growth Fund, a Massachusetts business trust (the “Current Trust”), on behalf of its sole series Aquila Three Peaks Opportunity Growth Fund (the “Current Fund”), with its principal place of business at 380 Madison Avenue, Suite 2300, New York, New York 10017.  The Successor Fund and the Current Fund are sometimes referred to collectively herein as the “Funds” and individually as a “Fund.”

This Agreement is intended to constitute a plan of “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations thereunder.  The reorganization (the “Reorganization”) will consist of (1) the transfer of all of the assets of the Current Fund to the Successor Fund solely in exchange for (A) the issuance of Class A, Class C, Class I and Class Y shares of beneficial interest of the Successor Fund (collectively, the “Successor Fund Shares” and each, an “Successor Fund Share”) to the Current Fund, and (B) the assumption by the Successor Fund of all of the liabilities of the Current Fund on the closing date of the Reorganization (the “Closing Date”), and (2) the distribution by the Current Fund, on or promptly after the Closing Date as provided herein, of the Successor Fund Shares to the shareholders of the Current Fund in liquidation and dissolution of the Current Fund, all upon the terms and conditions hereinafter set forth in this Agreement.  The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

Whereas, each of the Current Fund and the Successor Fund is a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Whereas, the Successor Fund is authorized to issue shares of beneficial interest.

Whereas, the Board of Trustees of the Current Trust has determined that the Reorganization is in the best interests of the Current Fund shareholders and is not dilutive of the interests of those shareholders.

Now, Therefore, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer Of Assets Of The Current Fund In Exchange For The Successor Fund Shares And Assumption Of The Assumed Liabilities; Liquidation And Termination Of The Current Fund.

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Current Fund will transfer all of its assets as set forth in Paragraph 1.2 hereof (the “Acquired Assets”) to the Successor Fund, free and clear of all liens and encumbrances and subject to no restrictions on the full transfer thereof (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”)), and the Successor Fund agrees in exchange therefor: (i) to issue to the Current Fund the number of Successor Fund Shares, including fractional Successor Fund Shares, of each class with an aggregate net asset value (“NAV”) equal to the NAV of the Current Fund attributable to the corresponding class of the Current Fund’s shares (as described below), as determined in the manner set forth in Paragraphs 2.1 and 2.2 hereof; and (ii) to assume all of the liabilities and obligations of the Current Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, the “Assumed Liabilities”).  Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).  For purposes of this Agreement, the Class A shares of the Current Fund correspond to the Class A shares of the Successor Fund, the Class C shares of the Current Fund correspond to the Class C shares of the Successor Fund, [the Class I shares of the Current Fund correspond to the Class I shares of the Successor Fund,] and the Class Y shares of the Current Fund correspond to the Class Y shares of the Successor Fund and the term “Successor Fund Shares” should be read to include each such class of shares of the Successor Fund.

1.2  (a)  The Acquired Assets shall consist of all of the Current Fund’s property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Current Fund or the Current Trust in respect of the Current Fund, all other intangible property owned by the Current Fund, originals or copies of or access to all books and records of the Current Fund, and all other assets of the Current Fund on the Closing Date.  The Successor Fund shall also be entitled to receive copies of all records that the Current Trust is required to maintain under the Investment Company Act, and the rules of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, or other applicable laws, to the extent such records pertain to the Current Fund.

(b)  The Current Fund has provided the Successor Fund with a list of all of the Current Fund’s securities and other assets as of the date of execution of this Agreement, and the Successor Fund has provided the Current Fund with a copy of the current fundamental investment policies and restrictions and valuation procedures applicable to the Successor Fund.  The Current Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Current Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Successor Fund.

1.3  The Current Fund will use its best efforts to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

1.4  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Current Trust shall liquidate the Current Fund and distribute pro rata to the Current Fund’s shareholders of record, determined as of the Valuation Time (the “Current Fund Shareholders”), the Successor Fund Shares received by the Current Fund pursuant to Paragraph 1.1 hereof.  Each Current Fund Shareholder shall receive the number of full and fractional Successor Fund Shares of the class corresponding to the class of shares of beneficial interest in the Current Fund (the “Current Fund Shares”) held by such Current Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Current Fund Shares held of record by such Current Fund Shareholder on the Closing Date.  Such liquidation and distribution will be accomplished by the Current Trust instructing the Successor Trust to transfer the Successor Fund Shares then credited to the account of the Current Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund established and maintained by the Successor Fund’s transfer agent in the names of the Current Fund Shareholders and representing the respective pro rata number of the Successor Fund Shares due the Current Fund Shareholders.  The Current Trust shall promptly provide the Successor Trust with evidence of such liquidation and distribution.  All issued and outstanding Current Fund Shares will simultaneously be cancelled on the books of the Current Fund, and the Current Fund and the Current Trust will be dissolved.  The Successor Fund shall not issue certificates representing the Successor Fund Shares in connection with such exchange.

1.5  Ownership of Successor Fund Shares will be shown on the books of the Successor Fund’s transfer agent.  Any certificates representing ownership of Current Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Current Fund Shares.

1.6  Any transfer taxes payable upon issuance of Successor Fund Shares in a name other than the registered holder of the Current Fund Shares on the books of the Current Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Successor Fund Shares are to be issued and transferred.

1.7  Any reporting responsibility of the Current Trust with respect to the Current Fund for periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Current Trust.

1.8  No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.  With respect to shares of the Current Fund, for purposes of determining any contingent deferred sales charge applicable to corresponding Successor Fund shares received as a result of the Reorganization, the same sales charge and schedule that applied to such Current Fund shares prior to the Reorganization will apply after the Reorganization and the holding period will be calculated from the date such Current Fund shares were initially issued by the Current Fund.

2.           Valuation

2.1  The NAV per share of each class of Successor Fund Shares and the NAV per share of each class of the Current Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the “Valuation Time”).  The NAV of each Successor Fund Share shall be computed in the manner set forth in the Successor Trust’s Declaration of Trust, or By-Laws, and the Successor Fund’s then-current prospectus and statement of additional information.  The NAV of the Current Fund shall be computed in the manner set forth in the Current Trust’s Declaration of Trust or By-Laws, and the Current Fund’s then-current prospectus and statement of additional information.

2.2  The number of shares of each class of Successor Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by dividing the NAV of the Current Fund attributable to each class of Current Fund shares, as determined in accordance with Paragraph 2.1 hereof, by the NAV of each Successor Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1 hereof.

2.3  The Successor Fund and the Current Fund shall cause a copy of its respective valuation report to be delivered to the other party at the Closing (as defined in Paragraph 3.1).  All computations of value shall be made by the pricing agent for the Successor Fund and the Current Fund.

3.           Closing And Closing Date

3.1  The Closing Date shall be [●], or such earlier or later date as the parties may agree.  All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise agreed by the parties.  The Closing shall be held at the offices of [●], or at such other place as the parties may agree.

3.2  Portfolio securities that are held other than in book-entry form in the name of JPMorgan Chase Bank, N.A. (the “Current Fund Custodian”) as record holder for the Current Fund shall be presented by the Current Fund to JPMorgan Chase Bank, N.A. (the “Successor Fund Custodian”) for examination no later than three business days preceding the Closing Date.  Such portfolio securities shall be delivered by the Current Fund to the Successor Fund Custodian for the account of the Successor Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.  Portfolio securities held of record by the Current Fund Custodian in book-entry form on behalf of the Current Fund shall be delivered by the Current Fund Custodian through the Depository Trust Company to the Successor Fund Custodian and by the Successor Fund Custodian recording the beneficial ownership thereof by the Successor Fund on the Successor Fund Custodian’s records.  Any cash balances maintained by the Current Fund Custodian shall be delivered by the Current Fund Custodian transmitting immediately available funds by wire transfer to the Successor Fund Custodian and the Successor Fund Custodian crediting such funds to the account of the Successor Fund.

3.3  The Successor Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that the Acquired Assets have been delivered in proper form to the Successor Fund on the Closing Date.  The Current Trust, on behalf of the Current Fund, shall deliver within one business day after the Closing, a certificate of an authorized officer stating that all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made.

3.4  If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Successor Fund Shares or the Current Fund pursuant to Paragraph 2.1 is impracticable (in the judgment of the Successor Trust Board with respect to the Successor Fund and the Current Trust Board with respect to the Current Fund), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each party.

3.5  The Current Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Current Fund Shareholders and the number and percentage ownership of outstanding Current Fund Shares owned by each Current Fund Shareholder as of the Valuation Time, certified by the President or Secretary of the Current Trust and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Current Fund Shareholders, (b) provided by the Current Fund Custodian, or (c) derived from the Current Trust’s records by such officers or one of the Current Trust’s service providers.  The Successor Fund shall issue and deliver to the Current Fund a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Current Fund that such Successor Fund Shares have been credited to the Current Fund’s account on the books of the Successor Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.           Representations And Warranties

4.1  Except as set forth on Schedule 4.1 of this Agreement, the Current Trust, on behalf of the Current Fund, represents, warrants and covenants to the Successor Fund, as follows:

(a)  The Current Fund is the sole series of the Current Trust.  The Current Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Current Fund’s shareholders, to perform its obligations under this Agreement.  The Current Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability.  The Current Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)  The Current Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c)  The Current Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement on behalf of the Current Fund will not result in a material violation of, any provision of the Current Trust’s Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Current Fund to which the Current Trust, on behalf of the Current Fund, is a party or by which the Current Fund or any of its assets are bound;

(d)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Current Fund or any of the Current Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Current Fund’s business.  The Current Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Current Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Successor Fund as the successor to the Current Fund;

(e)  All material contracts or other commitments of the Current Fund (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) at or prior to the Closing Date and no such termination will result in liability to the Current Fund (or the Successor Fund);

(f)  The Statement of Assets and Liabilities of the Current Fund, and the related Statements of Operations and Changes in Net Assets, and the Schedule of Investments, and the notes thereto, as of and for the fiscal year ended [●], have been audited by an independent registered public accounting firm retained by the Current Fund, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Current Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Current Fund as of the date thereof are disclosed therein.  The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Current Fund as of such date and the results of its operations for the period then ended.  No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Current Fund has been disclosed or is required to be disclosed in the Current Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Current Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to the Current Fund that will be required to be disclosed in the Successor Fund’s Form N-CSR after the Closing Date;

(g)  Since the most recent fiscal year end, except as specifically disclosed in the Current Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Current Fund’s financial condition, assets, liabilities, business or prospects, or any incurrence by the Current Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities.  For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Current Fund Share arising out of its normal investment operations or a decline in market values of securities in the Current Fund’s portfolio or a decline in net assets of the Current Fund as a result of redemptions or the discharge of Current Fund liabilities shall not constitute a material adverse change;

(h)  The Current Fund is the sole series of the Current Trust.  On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Current Trust required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Current Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its existence, the Current Trust has had in effect an election to be treated as a “regulated investment company” under Subchapter M of the Code, has satisfied all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been eligible to compute its federal income tax under Section 852 of the Code;

(j)  All issued and outstanding Current Fund Shares are, and on the Closing Date will be, legally issued and outstanding, fully paid and non-assessable by the Current Fund.  All of the issued and outstanding Current Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Successor Fund pursuant to Paragraph 3.5 hereof.  The Current Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Current Fund Shares, nor is there outstanding any security convertible into any Current Fund Shares;

(k)  At the Closing Date, the Current Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Successor Fund, and, upon delivery and payment for the Acquired Assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(l)  The Current Trust has the trust power and authority, on behalf of the Current Fund, to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Current Trust’s Board of Trustees, and, subject to the approval of the Current Fund’s shareholders, assuming due authorization, execution and delivery by the Successor Trust, on behalf of the Successor Fund, this Agreement will constitute a valid and binding obligation of the Current Trust, on behalf of the Current Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Current Trust, on behalf of the Current Fund, to the Successor Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Current Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(n)  The information included in the proxy statement (the “Proxy Statement”) [forming part of the Successor Fund’s Registration Statement on Form N-14] filed in connection with this Agreement (the “Registration Statement”) that has been furnished by the Current Fund to the Successor Fund for inclusion in the Registration Statement or information included in the Registration Statement concerning the Current Trust or the Current Fund that has been reviewed by the Current Fund, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(o)  Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Current Trust or the Current Fund of the transactions contemplated by this Agreement;

(p)  All of the issued and outstanding Current Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Successor Fund;

(q)  The current prospectus and statement of additional information of the Current Fund and any amendments or supplements thereto did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

(r)  The Current Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations.  The Current Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Current Trust with respect to the Current Fund.  All advertising and sales material currently used by the Current Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) and any applicable state regulatory authority.  All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Current Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law.  Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(s)  Neither the Current Fund nor, to the knowledge of the Current Fund, any “affiliated person” of the Current Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Current Fund, has any affiliated person of the Current Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(t)  The tax representation certificate to be delivered by the Current Trust to Bingham McCutchen LLP at the Closing pursuant to Paragraph 7.4 hereof (the “Current Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2  Except as set forth on Schedule 4.2 of this Agreement, the Successor Trust, on behalf of the Successor Fund, represents, warrants and covenants to the Current Fund as follows:

(a) The Successor Fund is a series of the Successor Trust.  The Successor Fund has not commenced operations and will not do so until the Closing.  The Successor Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.  The Successor Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.  The Successor Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability.  The Successor Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)  The Successor Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c)  The Successor Trust’s registration statement on Form N-1A with respect to the Successor Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Successor Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and will not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(d)  The Registration Statement, the Proxy Statement and statement of additional information with respect to the Successor Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Current Fund for inclusion therein or information included therein concerning the Current Trust or the Current Fund that has been reviewed by the Current Fund, as covered by the Current Fund’s representation, warranty and covenant in Paragraph 4.1(n) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder.  Neither the Registration Statement nor the Proxy Statement (other than information furnished by the Current Fund for inclusion therein or information included therein concerning the Current Trust or the Current Fund that has been reviewed by the Current Fund, as covered by the Current Fund’s representation, warranty and covenant in Paragraph 4.1(n) hereof) will contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)  The Successor Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of the Successor Fund will not result in a material violation of, any provision of the Declaration of Trust or By-Laws of the Successor Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Successor Fund to which the Successor Trust, on behalf of the Successor Fund is a party or by which the Successor Fund or any of its assets is bound;

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Successor Fund or any of the Successor Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Successor Fund’s business.  The Successor Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Successor Fund’s business or its ability to consummate the transactions contemplated herein;

 (g)  The Successor Fund is a newly-formed separate series of the Successor Trust that, immediately after the Reorganization, will be treated as a separate corporation from each other series of the Successor Trust under Section 851(g) of the Code.  Prior to the Closing Date, the Successor Fund will have no assets, liabilities or operations of any kind;

(h)  The authorized capital of the Successor Fund consists of an unlimited number of shares of beneficial interest, no par value per share.  As of the Closing Date, the Successor Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share.  The Successor Fund Shares to be issued and delivered to the Current Fund for the account of the Current Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable.  The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares;

(i)  Upon consummation of the Reorganization, all issued and outstanding Successor Fund Shares, including those Successor Fund Shares to be delivered by the Successor Fund in accordance with Paragraph 1.4, will be, legally issued, fully paid and non-assessable and will have been offered for sale and sold in every state or territory in which the Current Fund Shares were offered for sale and sold on the Closing Date in compliance in all material respects with all applicable federal and state securities laws;

(j)  The Successor Trust has the trust power and authority, on behalf of the Successor Fund, to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Successor Trust’s Board of Trustees, and, assuming due authorization, execution and delivery by the Current Trust, on behalf of the Current Fund, this Agreement will constitute a valid and binding obligation of the Successor Trust, on behalf of the Successor Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k)  The information to be furnished in writing by the Successor Trust, on behalf of the Successor Fund, for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(l)  No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Successor Trust or the Successor Fund, except for the registration of the Successor Fund Shares under the Securities Act and the Investment Company Act;

(m)  Neither the Successor Fund nor, to the knowledge of the Successor Fund, any “affiliated person” of the Successor Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Successor Fund, has any affiliated person of the Successor Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(n)  The tax representation certificate to be delivered by the Successor Trust, on behalf of the Successor Fund, to Bingham McCutchen LLP at the Closing pursuant to Paragraph 6.3 hereof (the “Successor Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.           Covenants

The Current Fund and the Successor Fund, respectively, hereby further covenant as follows:

5.1  The Current Fund will operate its business in the ordinary course of business between the date hereof and the Closing Date.  It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2  The Current Trust will call and hold a special meeting of the Current Fund’s shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

5.3  The Successor Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, “Proxy Materials”) to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement.  The Current Trust will provide the Successor Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.4  The Current Fund covenants that the Successor Fund Shares to be issued hereunder are not being acquired by the Current Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Current Fund will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requires concerning the beneficial ownership of the Current Fund Shares.

5.6  Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.7  The Current Fund shall furnish to the Successor Fund on the business day immediately following the Closing Date a statement of assets and liabilities of the Current Fund as of the Closing Date (“Statement of Assets and Liabilities”) as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1 hereof) of the Current Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Current Trust’s Treasurer or Assistant Treasurer.  As promptly as practicable, but in any case within 30 days after the Closing Date, the Current Trust shall furnish to the Successor Fund, in such form as is reasonably satisfactory to the Successor Fund, a statement of the earnings and profits of the Current Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Successor Fund under the Code, and which statement will be certified by the Treasurer of the Current Trust.

5.8  Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Current Fund or Current Trust, in the Current Fund Tax Representation Certificate and, with respect to the Successor Fund, in the Successor Fund Tax Representation Certificate.

5.9  Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a) of the Code, and shall not take any position inconsistent with such treatment.

6.           Conditions Precedent To Obligations Of The Current Fund

The obligations of the Current Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Current Fund in writing:

6.1  All representations and warranties by the Successor Trust, on behalf of the Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  The Successor Trust shall have delivered to the Current Trust on the Closing Date a certificate of the Successor Trust on behalf of the Successor Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Current Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Successor Trust made in this Agreement on behalf of the Successor Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 has been met, and as to such other matters as the Current Trust shall reasonably request;

6.3  The Successor Trust, on behalf of the Successor Fund, shall have delivered to the Current Trust and Bingham McCutchen LLP an Successor Fund Tax Representation Certificate, satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Successor Trust and the Current Trust, concerning certain tax-related matters; and

6.5  With respect to the Successor Fund, the Board of Trustees of the Successor Trust shall have determined that the Reorganization is in the best interests of the Successor Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.           Conditions Precedent To Obligations Of The Successor Fund

The obligations of the Successor Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Current Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Successor Fund in writing:

7.1  All representations and warranties of the Current Trust, on behalf of the Current Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  The Current Trust shall have delivered to the Successor Fund on the business day immediately following the Closing Date the Statement of Assets and Liabilities of the Current Fund pursuant to Paragraph 5.6 hereof, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Current Trust’s Treasurer or Assistant Treasurer;

7.3  The Current Trust shall have delivered to the Successor Trust on the Closing Date a certificate of the Current Trust, on behalf of the Current Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Successor Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Current Trust made in this Agreement on behalf of the Current Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 has been met, and as to such other matters as the Successor Trust shall reasonably request;

7.4  The Current Trust, on behalf of the Current Fund, shall have delivered to Bingham McCutchen LLP an Current Fund Tax Representation Certificate, satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Current Trust and the Successor Trust, concerning certain tax-related matters; and

7.5  With respect to the Current Fund, the Board of Trustees of the Current Trust shall have determined that the Reorganization is in the best interests of the Current Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.           Further Conditions Precedent

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Current Fund’s shareholders in accordance with the provisions of the Current Trust’s Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Current Fund’s shareholders shall have been delivered by the Current Fund to the Successor Fund.  Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

8.2  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.4  The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and

8.5  The parties shall have received an opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations, and upon certifications contained in the Successor Fund Tax Representation Certificate and the Current Fund Tax Representation Certificate, for federal income tax purposes, (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Current Trust and the Successor Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Current Trust on the transfer of the Acquired Assets to the Successor Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the Assumed Liabilities, or upon the distribution of the Successor Fund Shares to the shareholders of the Current Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an Acquired Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (iii) the tax basis in the hands of the Successor Fund of each Acquired Asset will be the same as the tax basis of such Acquired Asset in the hands of the Current Trust immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Current Trust on the transfer; (iv) the holding period of each Acquired Asset in the hands of the Successor Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Acquired Asset was held by the Current Fund (except where investment activities of the Successor Fund have the effect of reducing or eliminating the holding period with respect to an Acquired Asset); (v) no gain or loss will be recognized by the Successor Fund upon its receipt of the Acquired Assets solely in exchange for Successor Fund Shares and the assumption of the Assumed Liabilities; (vi) no gain or loss will be recognized by the Current Fund Shareholders upon the exchange of their Current Fund Shares for Successor Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Successor Fund Shares that each Current Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Current Fund Shares exchanged therefor; (viii) each Current Fund Shareholder’s holding period for the Successor Fund Shares received in the Reorganization will include the period for which such shareholder held the Current Fund Shares exchanged therefor, provided that the Current Fund Shareholder held such Current Fund Shares as capital assets on the date of the exchange. Notwithstanding anything in this Agreement to the contrary, neither the Current Fund nor the Successor Fund may waive the condition set forth in this Paragraph 8.5.

9.           BROKERAGE FEES

9.1  Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2  The Current Fund agrees to bear the costs attributable to the Reorganization.  Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in such party’s failure to qualify for tax treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

10.           Entire Agreement; Survival Of Warranties; Undertaking

10.1  The Successor Trust and the Current Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1, 4.2 or Section 5 hereof and that this Agreement constitutes the entire agreement between the parties with respect to the matters covered by this Agreement.

10.2  The covenants to be performed after the Closing by both the Successor Trust and the Current Trust shall survive the Closing.  The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

11.           Termination

11.1  This Agreement may be terminated by the mutual agreement of the Successor Trust and the Current Trust.  In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

(a)  because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

(b)  because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

(c)  by resolution of the Successor Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Successor Fund’s shareholders; or

(d)  by resolution of the Current Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Current Fund’s shareholders.

11.2  In the event of any such termination, there shall be no liability for damages on the part of the Successor Fund, the Successor Trust, the Current Trust or the Current Fund, or the trustees or officers of the Current Trust, or the Successor Trust, but, subject to Paragraph 9.2 hereof, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.           Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Current Trust and the Successor Trust; provided, however, that following the meeting of the Current Fund’s shareholders called by the Current Trust pursuant to Paragraph 5.1 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Successor Fund Shares to be received by the Current Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Paragraph 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.           Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Current Trust and the Successor Trust at 380 Madison Avenue, Suite 2300, New York, New York 10017.

14.           Headings; Counterparts; Governing Law; Assignment

14.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3  This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to conflict of laws principles; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5  It is expressly agreed that the obligations of the Successor Trust and the Current Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Successor Fund or the Current Fund, as the case may be, as provided in the Successor Trust’s Declaration of Trust and the Declaration of Trust of the Current Trust, respectively.  The execution and delivery of this Agreement have been authorized by the trustees of the Successor Trust and of the Current Trust and this Agreement has been executed by authorized officers of the Successor Trust and the Current Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Successor Fund and the Current Fund, as the case may be, as provided in the Successor Trust’s Declaration of Trust and the Declaration of Trust of the Current Trust, respectively.

[Signature page follows.]

In Witness Whereof, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	Aquila Funds Trust on behalf of Aquila Three Peaks Opportunity Growth Fund
By:	By:
Name: Title:	Name: Title: [Vice] President
Attest:	Aquila Three Peaks Opportunity Growth Fund on behalf of Aquila Three Peaks Opportunity Growth Fund
By:	By:
Name: Title:	Name: Title: [Vice] President

Schedule 4.1

Schedule 4.2

EXHIBIT B — AMENDED AND RESTATED DECLARATION OF TRUST OF AQUILA FUNDS TRUST

AMENDED AND RESTATED
DECLARATION OF TRUST
OF
AQUILA FUNDS TRUST

THIS AMENDED AND RESTATED DECLARATION OF TRUST is made as of this [  ] day of [  ], [  ] by the Trustees hereunder;

WHEREAS, AQUILA FUNDS TRUST (formerly known as AQUILA THREE PEAKS HIGH INCOME FUND) was established pursuant to a Declaration of Trust (as amended to the date hereof, the “Original Declaration”) for the purposes of carrying on the business of a management investment company;

WHEREAS, the Trustees, pursuant to paragraph 12 of Article EIGHTH of the Original Declaration, are authorized to amend the Original Declaration with the vote or consent of the Shareholders as required by such Section;

WHEREAS, this Amended and Restated Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;

NOW, THEREFORE, the Trustees and any successor Trustees elected or appointed in accordance with Article V hereof hereby declare that they will hold all cash, securities and other assets and properties, which the Trust may from time to time acquire in any manner, IN TRUST, and that they will manage and dispose of the same and manage the affairs and business of the Trust upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

Section 1.  Name.  This Trust shall be known as "Aquila Funds Trust" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 2.  Definitions.  Whenever used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a) “1940 Act" refers to the Investment Company Act of 1940 (and any successor statute) and the rules thereunder, all as amended from time to time, as may apply to the Trust or any Series or Class thereof, including pursuant to any exemptive, interpretive or other relief or guidance issued by the Commission or the staff of the Commission under such Act.

(b) "By-laws" means the By-laws of the Trust referred to in Section 6.8 hereof, as from time to time amended.

(c) "Class" means the one or more Shares (as defined below) of the Trust as may be established and designated as a Class from time to time by the Trustees pursuant to Section 4.9 hereof.

(d) “Code” means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

(e) "Commission" shall have the same meaning given to such term in the 1940 Act (as defined above).

(f) "Declaration" means this Declaration of Trust as amended, supplemented or amended and restated from time to time.  Reference in this Declaration of Trust to "Declaration," "hereof," "herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(g) “He,” “Him” and "His" shall include the feminine and neuter, as well as the masculine, genders.

(h) "Interested Person" shall have the same meaning given to such term in the 1940 Act.

(i) "Outstanding Shares" means those Shares (as defined below) shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed, repurchased, cancelled or terminated by the Trust.

(j) "Person" means and includes natural persons, corporations, partnerships, limited partnerships, business trusts, limited liability partnerships, statutory trusts, limited liability companies, trusts, associations, joint ventures, estates, nominees and any other entity in its own or any representative capacity, whether or not legal entities, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign.

(k) “Prospectus” means the prospectus and statement of additional information with respect to the Trust or one or more Series or Classes thereof as the context shall require, as contained in the most recent effective registration statement filed with the Commission with respect to the Trust or one or more such Series or Classes thereof, as the same may be supplemented or modified from time to time in accordance with the requirements of the federal securities laws.
(l) "Series" individually or collectively means each Series of Shares as may be established and designated from time to time by the Trustees pursuant to Section 4.9(c) hereof.

(m) "Shareholder" means a record owner of Outstanding Shares.

(n) "Shares" means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees, and includes fractions of Shares as well as whole Shares.

(o) "Trust" refers to the voluntary association with transferable shares established by this Declaration, as the same may be amended from time to time.

(p) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or any Series.

(q) "Trustees" means, at any time, the person or persons who have signed this Declaration and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article V hereof, in each case if they shall at that time continue in office in accordance with the terms hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his capacity or their capacities as Trustees hereunder.

ARTICLE II

NATURE AND PURPOSE OF TRUST

The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts.  The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general or a limited partnership, joint venture, corporation or joint stock company, nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be, or be treated in any way whatsoever as though they were, liable or responsible hereunder as partners or joint venturers.  The purpose of the Trust is to engage in, operate and carry on the business of an open-end management investment company through one or more Series, and to do any and all acts or things as are necessary, convenient, appropriate, incidental or customary in connection therewith and without limiting the foregoing or the other provisions hereof, the Trust may exercise all powers which are ordinarily exercised by a Massachusetts business trust.

ARTICLE III

REGISTERED AGENT; PRINCIPAL PLACE OF BUSINESS

The name of the registered agent of the Trust is United Corporate Services, Inc. at its office at 9 Crestway Road, East Boston, Massachusetts 02128.  The principal place of business of the Trust is 380 Madison Avenue, Suite 2300, New York, New York 10017.  The Trustees may, from time to time, change the registered agent of the Trust and the principal place of business of the Trust.

ARTICLE IV

BENEFICIAL INTERESTS; SHAREHOLDERS

Section 4.1.    Shares of Beneficial Interest.   The beneficial interest in the Trust shall be divided into such Shares of beneficial interest, of such Series or Classes, and of such designations and par values (if any) and with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees from time to time.  The number of Shares is unlimited.  The Trustees shall have full power and authority to take such action with respect to the Shares as the Trustees may deem desirable.

Section 4.2.  Issuance of Shares.  (a)   Shares may be issued from time to time to such Persons (including, without limitation, any Trustee, officer, or agent of the Trust or any Person in which a Trustee, officer or agent of the Trust has an interest) either for cash or for such other consideration (which may be in any one or more instances a certain specified consideration or certain specified considerations) and on such terms as the Trustees, from time to time, may deem advisable, and the Trust may, in connection with an issuance of Shares, acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities), and all Shares so issued hereunder, including without limitation Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable.  Notwithstanding the foregoing, the Trust shall have the right to refuse to issue Shares to any Person at any time and without any reason therefor whatsoever.

(b)  The Trust may issue Shares in fractional denominations to the same extent as its whole Shares, and Shares in fractional denominations shall be Shares having proportionately to the respective fractions represented thereby all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon termination of the Trust.

(c)   Any Shares issued by the Trust which have been purchased, redeemed or otherwise reacquired by the Trust shall be retired automatically and shall have the status of unissued Shares.

           Section 4.3  Rights of Shareholders.  The ownership of the Trust Property of every description and the right to conduct any business herein described is vested exclusively in the Trustees.  The Shareholders shall have no right or title in or to the Trust Property or to call for any partition or division of any property, profits, rights or interests of the Trust or any Series thereof and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares.  The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the continuance of the Trust shall neither operate to terminate the Trust or any Series thereof nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust, any Series thereof or the

Trustees, but shall entitle such representative only to the rights of said Shareholder under this Declaration.  Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, redemption fees, account fees or any other fees or charges not prohibited as charges to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration.  The Shares shall be personal property giving only the rights specifically set forth in this Declaration.  The holders of Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Shares or securities of the Trust that it may hereafter issue or sell, or have any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine from time to time.  Every Shareholder, by virtue of purchasing Shares and becoming a Shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and shall be bound thereby.

Section 4.4.  Ownership and Transfer of Shares; Small Accounts.  (a)  The ownership and transfer of Shares shall be recorded on the books of the Trust or, if there is a transfer or similar agent with respect to such Shares, on the books and records of such transfer or similar agent with respect to such Shares, which records shall be maintained separately for the Shares of each Series or Class of the Trust.  No certificates representing the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time.  The Trustees may make such rules or impose such restrictions as they consider necessary or appropriate for the issuance of Share certificates, transfer of Shares and similar matters.  The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.  No Shareholder shall be entitled to receive any payment of a dividend or distribution, or to have notice given to him as provided herein or in the By-laws, until he has provided such information as shall be required to the Trust or, as applicable, the Trust’s transfer or similar agent with respect to his Shares.

(b)  In the event any certificates representing Outstanding Shares are at any time outstanding, the Trustees may at any time or from time to time determine that Shares shall no longer be represented by certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, such certificates shall be cancelled, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded by book entry on the books of the Trust or its transfer or similar agent.

(c)  The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of Shares held in, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may authorize the Trust to convert any such Shares in such account to Shares of another Class or Series, or take any other such action with respect to minimum investment amounts as may be deemed necessary or appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Section 4.5.  Voting by Shareholders.   (a)  Shareholders shall not have the power to vote on any matter except: (i) for the election or removal of Trustees to the extent and as provided in Article V hereof, (ii) with respect to the termination of the Trust or a Series or Class thereof to the extent and as provided in Section 10.1 hereof, (iii) with respect to any merger, reorganization, consolidation or sale of assets to the extent and as provided in Section 10.2 hereof, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 11.1 hereof, and (v) with respect to such additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable.

(b)  As determined by the trustees without the vote or consent of Shareholders, on any matter submitted to a vote of Shareholders either each whole Share or fractional Share outstanding on the record date shall entitle the holder thereof to a number of votes as to any matter on which the Shareholder is entitled to vote equal to the number of United States dollars representing the net asset value of the Share or fractional Share determined as of the close of business on the record date.  There shall be no cumulative voting in the election of Trustees or on any other matter submitted to a vote of the Shareholders.  Shares may be voted in person or by proxy.  Until Shares of the Trust or any Series or Class are issued, the Trustees may exercise all rights of Shareholders of the Trust or such Series or Class and may take any action required or permitted by law, this Declaration or the By-laws of the Trust to be taken by Shareholders of the Trust, such Series or Class.

Only Shareholders who are owners of record on the books of the Trust on the applicable record date will be entitled to vote on a matter.  For the avoidance of doubt, the Trust shall be entitled to rely on any vote cast by a Shareholder, and may assume, without any further or independent investigation, that a vote cast by a Shareholder that holds of record Shares on behalf of one or more beneficial owners of Shares was taken in accordance with all applicable laws and regulations governing the relationship between the Shareholder and its beneficial owners and/or any contractual provision or other arrangement with any beneficial owner of Shares holding through such Shareholder.

(c)  On any matter submitted to a vote of the Shareholders of the Trust, all Shares of all Series and Classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual Series or Class, Shares shall be voted by individual Series or Class, and (ii) when the Trustees have determined that the matter affects only the interests of Shareholders of one or more Series or Classes, only Shareholders of such one or more Series or Classes shall be entitled to vote thereon.

Section 4.6.  Meetings.   Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable.  The Trustees may set in the By-laws provisions relating to the calling and holding of meetings (including the holding of meetings by electronic or other similar means), notice of meetings, record dates, place of meetings, conduct of meetings, voting by proxy, postponement or adjournment of meetings and related matters.

Section 4.7.  Quorum and Action.   (a)  The holders of Outstanding Shares entitled to vote and present in person or by proxy representing one-third of the voting power of the Trust shall constitute a quorum at any meeting of the Shareholders, except that where pursuant to any provision of law, the Declaration or the By-laws a vote shall be taken by individual Series or Class then Outstanding Shares entitled to vote and present in person or by proxy representing one-third of the voting power of that Series or Class shall be necessary to constitute a quorum for the transaction of business by that Series or Class.  If a quorum is present when a duly called and held meeting is convened, the Shareholders present may continue to transact business until adjournment, even though the withdrawal of a number of Shareholders originally present leaves less than the proportion or number otherwise required for a quorum.

(b)  The Shareholders shall take action by the affirmative vote of the holders of Shares representing a majority, except in the case of the election of Trustees which shall only require a plurality, of votes cast at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by applicable law or any provision of this Declaration or the By-laws.

Section 4.8.  Action by Written Consent in Lieu of Meeting of Shareholders.   Any action required or permitted to be taken at a meeting of the Shareholders may be taken, if so directed by the Trustees, without a meeting by written action executed by Shareholders, as of a record date specified in accordance with the By-Laws, holding not less than the minimum voting power that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting.  The written action shall be effective when it has been executed by the requisite number of Shareholders and delivered to the Secretary of the Trust, unless a different effective time is provided in the written action.  Such a consent may be executed and delivered by electronic means in accordance with any procedures that may be adopted by the Trustees from time to time.

Section 4.9.  Series and Classes of Shares.

(a)  Series.   The current Series of  the Trust are set forth on Schedule A hereto.  The Trustees may from time to time authorize the division of Shares into additional Series.  The relative rights, preferences, privileges, limitations, restrictions and other relative terms of any Series shall be established and designated by the Trustees, and may be modified by the Trustees from time to time, upon and subject to the following provisions:

(i)  Subject to variations between Classes of Shares of a Series, all Shares shall be identical except that there may be such variations as shall be fixed and determined by the Trustees from time to time between different Series, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, redemptions, redemption fees, conversions and exchanges, and special and relative rights as to dividends and on liquidation, and each Series shall have such business purpose or investment objective as shall be determined by the Trustees.  Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined below) are allocated to such Series).  All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

(ii)  The number of authorized Shares of each Series and the number of Shares of each Series that may be issued shall be unlimited.  The Trustees may divide or combine any issued or unissued Shares of any Series into a greater or lesser number; classify or reclassify any issued or unissued Shares into one or more Series; terminate any one or more Series to the extent and as provided in Section 10.1 hereof; change the name of a Series; and take such other action with respect to the Series as the Trustees may deem desirable.

(iii)   All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be (collectively, the “Assets”), shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series, and shall be so recorded upon the books of the Trust.  Such Assets, together with any General Assets (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as "Assets belonging to" that Series.  In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as Assets belonging to any particular Series (collectively, the "General Assets"), the Trustees shall allocate such General Assets to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Assets allocated to a particular Series shall be Assets belonging to that Series.  Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.  Separate and distinct records shall be maintained for each Series and the Assets belonging to each Series shall be held and accounted for in such separate and distinct records separately from the Assets belonging to all other Series and the General Assets of the Trust not allocated to such Series.

(iv)  The Assets belonging to a particular Series shall be charged with the debts, liabilities and obligations of the Trust in respect of that Series and with all expenses, costs, charges and reserves attributable to that Series, including organizational expenses related to that Series (collectively, the “Liabilities”), which Liabilities shall be recorded upon the books of the Trust.  Such Liabilities together with any General Liabilities (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as "Liabilities belonging to" that Series.  In the event there are any debts, liabilities, obligations, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to any particular Series (collectively, the "General Liabilities"), the Trustees shall allocate and charge such General Liabilities to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable;

and any General Liabilities so allocated to a particular Series shall belong to that Series.  Each such allocation by the Trustees shall be conclusive and binding upon all concerned for all purposes.  Without limiting the foregoing, but subject to the right of the Trustees to allocate General Liabilities as herein provided, the Liabilities belonging to a particular Series shall be enforceable only against the Assets belonging to such Series and not against the assets of the Trust generally or against the Assets belonging to any other Series, and none of the General Liabilities incurred, contracted for or otherwise existing with respect to the Trust generally or any Liabilities incurred, contracted for or otherwise existing with respect to any other Series shall be enforceable against the Assets belonging to such Series.  Any person extending credit to, contracting with or having any claim against any Series may look only to the Assets belonging to that Series to satisfy or enforce any Liability belonging to that Series.  No Shareholder or former Shareholder of any Series, in such capacity, shall have a claim on or any right to any Assets belonging to any other Series.

(b)  Classes.   The current Classes are set forth on Schedule B hereto with respect to those Series identified on such Schedule.  The Trustees may from time to time authorize the division of Shares of the Trust or any Series thereof into additional Classes.  The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class shall be established and designated by the Trustees and may be modified by the Trustees from time to time.  All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and not prohibited by the 1940 Act, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, right of redemption, and the price, terms and manner of redemption, conversion and exchange rights and features and special and relative rights as to dividends and on liquidation.  The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited.  The Trustees may divide or combine the issued or unissued Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; terminate any one or more Classes of Shares to the extent and as provided in Section 10.1 hereof; change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable.  To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series.  All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

(c)   Establishment and Designation of Series and Classes   The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and designation and the relative rights, preferences, privileges, limitations, restrictions and other relative terms of such Series and/or Class, whether directly in such resolution or instrument or by reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time, including any Prospectus relating to such Series or Class.  Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary or an Assistant Secretary of the Trust (in each case, a "Designation"), shall further be filed in accordance with the provisions of Section 11.2 hereof.  Additions or modifications to a Designation shall be made in the same manner as is permitted for the establishment and designation of such Series or Class.

Section 4.10.  Disclosure of Shareholder Holdings.  The holders of Shares or other securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code; to comply with the requirements of any other law or regulation; or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by applicable law or as the Trustees may otherwise decide.

Section 4.11.  Access to Trust Records.  Shareholders shall only have such right to inspect the records, documents, accounts and books of the Trust as are granted to shareholders under the Massachusetts Business Corporation Act.

Section 4.12.  Communications with Shareholders.  Any notices, reports, statements, or communications with Shareholders of any kind required under this Declaration, including any such communications with Shareholders or their counsel or other representatives required under Section 9.8 hereof, or otherwise made by the Trust or its agents on behalf of the Trust shall be governed by the provisions pertaining thereto in the By-laws.

ARTICLE V

THE TRUSTEES

Section 5.1.  Management of the Trust.   The business and affairs of the Trust shall be managed under the direction of the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility, including, without limitation, those powers described more fully in Article VI hereof.

Section 5.2.  Qualification and Number.   Each Trustee shall be a natural person.  A Trustee need not be a citizen of the United States or a resident of the Commonwealth of Massachusetts.  By a majority vote or consent of the Trustees as may then be in office, the Trustees may from time to time establish the number of Trustees.  No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to Section 5.4 hereof.

Section 5.3.  Term and Election.   Except as provided in Section 5.4 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder.  Any Trustee vacancy may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act, or, if for any reason there are no Trustees then in office, vacancies may be filled by the officers of the Trust elected pursuant to Section 6.2(b)(iii) hereof, or may be filled in any other manner permitted by the 1940 Act.

Section 5.4.  Resignation, Retirement and Removal.   Any Trustee may resign or retire as a Trustee by an instrument in writing signed by him and delivered or mailed to the Chair, if any, the President or the Secretary, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument.  Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or who is otherwise required to retire in accordance with, any written policy adopted from time to time by at least two-thirds (2/3) of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and any Trustee who has become incapacitated by illness or injury as determined by at least two-thirds (2/3) of the other Trustees or declared incompetent by a court of appropriate jurisdiction, may be retired by written instrument signed by at least two-thirds (2/3) of the other Trustees.  Except as aforesaid, any Trustee may be removed from office only (i) with or without cause by action of the Shareholders of the Trust as provided in Section 4.7 hereof or (ii) with cause by the action of at least two-thirds (2/3) of the Trustees whose removal is not proposed or (iii) without cause by the unanimous action of the Trustees whose removal is not proposed, specifying the date when such removal shall become effective.  Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning, retiring or removed Trustee shall have any right to any compensation for any period following his resignation, retirement or removal, or any right to damages on account of such resignation, retirement or removal.

Section 5.5.  Vacancies.   The death, resignation, retirement, removal, or incapacity of one or more of the Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration.  Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as fixed is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

Section 5.6.   Ownership of Assets of the Trust.  The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees.  All right, title and interest in the assets of the Trust shall at all times be considered as automatically vested in the Trustees as shall be from time to time in office.  Upon the resignation, retirement, removal, incapacity or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees.  Such vesting and cessation of title shall be effective without the execution or delivery of any conveyancing or other instruments.  No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any Series thereof or any right of partition or possession thereof.

ARTICLE VI

POWERS OF TRUSTEES

           Section 6.1.  General Powers.  The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust but with full powers of delegation, except as may otherwise be expressly prohibited by this Declaration.  The Trustees shall have the power to direct the business and affairs of the Trust and carry on the Trust's operations and maintain offices both within and outside the Commonwealth of Massachusetts, and to do or authorize all such other things and execute or authorize the execution of all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust.  With respect to any power or authority of the Trustees hereunder, whether stated or implied, the Trustees shall have all further powers and authority as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of any action authorized by the Trustees.  In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.  Without limiting the foregoing, the Trustees shall have power and authority to operate and carry on the business of an investment company and the Trustees shall exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a business trust.  The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers.  Whenever in this Declaration the Trustees are given authority to act on behalf of the Trust or to direct, authorize or cause the Trust to take any action, such power and authority shall apply, mutatis mutandis, to any action of the Trust on behalf of any Series or Class.

           Section 6.2.   Certain Specific Powers   (a) Investments.   The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to investments by fiduciaries, but shall have full authority and power to authorize the Trust to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell, terminate, exercise or otherwise dispose of, to lend or to pledge, to write, enter into, engage, trade or deal in any and all investments or investment strategies as they may deem proper at any time and from time to time to accomplish the purpose of the Trust or any Series thereof.  In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority to authorize the Trust:

(i)  to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other assets;

(ii)  to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form or either in the Trust's name or in the name of a custodian or a nominee or nominees;

(iii)  to exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv)  to acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, securities, currencies, any commodities, and any interest therein;

(v)  to borrow money for any purpose and in this connection issue notes or other evidence of indebtedness;

(vi)  to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any portion of the Trust Property;

(vii)   to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person;

(viii)   to lend money or any other Trust Property;

(ix)   to aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest;

(x)  to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(xi)   to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust;

(xii)  to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer;

(xiii)  to pay calls or subscriptions with respect to any security held in the Trust; and

(xiv)  to join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(b)  Additional Powers.  The Trustees shall have the power and authority on behalf of the Trust:

(i)  to employ, engage or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof, including, without limitation, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member, whether as agents or independent contractors of the Trust or any Series thereof, or as delegates of the Trustees, officers, or any other Person who may be involved with the management of the business affairs of the Trust or any Series thereof, to have such titles, and such rights, powers and duties as the Trustees may determine from time to time, and to terminate any such employment, engagement or contract or other relationship;

(ii)  to authorize the Trust to enter into joint ventures, partnerships and any other combinations or associations;

(iii)  to elect and remove such officers as they consider appropriate;

(iv)  to authorize the Trust to indemnify any person with whom the Trust has dealings, including, without limitation, any investment adviser or sub-adviser, distributor, administrator or sub-administrator, custodian or sub-custodian, transfer agent or sub-transfer agent, selected dealers, other agents or independent contractors to such extent as the Trustees shall determine;

(v)  to authorize the Trust to purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees and any other  Persons, including, without limitation, any agents, investment advisers or sub-advisers, distributors, administrators or sub-administrators, transfer agents or sub-transfer agents, selected dealers or independent contractors of the Trust, against any or all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property, (C) insurance as may be required by applicable law, or (D) such other insurance as the Trustees shall deem advisable, in each case as the Trustees shall determine;

(vi)  to authorize the Trust to establish pension, profit-sharing, share purchase, deferred compensation and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vii)  to authorize the Trust to guarantee indebtedness or contractual obligations of others;

(viii)  to determine and change the fiscal year of the Trust or any Series therein and the method by which its accounts shall be kept;

(ix)  to adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust; and

(x)  to engage in any other lawful act or activity in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c)  The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing in no way to limit the Trustees’ powers and authority.

Section 6.3.  Issuance and Repurchase of Shares.  The Trustees shall have the power to authorize the Trust to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

Section 6.4.   Delegation; Committees.  The Board of Trustees shall have power to delegate from time to time to one or more of its Trustees or to officers, employees, agents or independent contractors of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Board of Trustees may deem expedient, except to the extent such delegation is prohibited by applicable law.  Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Board of Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office and such other members as the Board of Trustees shall approve, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.  Each committee shall have such powers and authority as shall be authorized by the Board of Trustees, and may fix its own rules and procedures, and adopt its own charter, in each case subject to approval by the Board of Trustees.  The Board of Trustees may abolish any such committee or rescind any action of any committee at any time in its sole discretion.  Any committee to which the Board of Trustees delegates any of its powers shall maintain records of its meetings and shall report its actions to the Board of Trustees.

Section 6.5.  Collection and Payment.  The Trustees shall have the power to authorize the Trust or its agents to:  collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments; but the Trustees shall have no liability for failing to authorize any of the foregoing.

Section 6.6.  Expenses.  The Trustees shall have the power to authorize the Trust to incur and pay any expenses which, in the opinion of the Trustees, are necessary or incidental to carry out any of the purposes of this Declaration, to pay compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements.  The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 6.7.  Manner of Acting.  Except as otherwise provided herein, under applicable law or in the By-laws, any action to be taken or determination made by the Trustees may be taken or made by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by unanimous written consent of the Trustees then in office.  Any such action or determination may be made by reference to one or more documents or instruments or policies or procedures outside this Declaration and outside the resolutions of the Trustees.  Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them in their sole discretion and without the vote or consent of Shareholders.

Section 6.8.  By-laws.  The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and shall have the exclusive power to amend or repeal such By-laws.

Section 6.9.  Principal Transactions.  Except in transactions not permitted by the 1940 Act, the Trustees may authorize the Trust to buy any securities or other assets from or sell or lend any securities or other assets of the Trust to, any affiliate of the Trust or any account managed by an affiliate of the Trust, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser (or sub-adviser), distributor, administrator (or sub-administrator), custodian (or sub-custodian), transfer agent or (sub-transfer agent) or affiliate of the Trust or any account managed by an affiliate of the Trust.

Section 6.10.  Effect of Trustees' Determination.  Any action taken or determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other Person.

ARTICLE VII

SERVICE PROVIDERS

Section 7.1.  Investment Adviser and Administrator.  The Trust may enter into contracts with one or more Persons, to act as investment adviser, investment sub-adviser, manager, administrator, sub-administrator or other agent to the Trust or Series, and as such to perform such functions as the Trustees may deem reasonable and proper, including, without limitation, investment advisory, management, research, valuation of assets, clerical and administrative functions, under such terms and conditions, and for such compensation, as the Trustees may deem advisable.  The Trustees may also authorize any adviser or sub-adviser to employ one or more sub-advisers from time to time and any administrator to employ one or more sub-administrators from time to time, upon such terms and conditions as shall be approved by the Trustees.

Section 7.2.  Underwriter; Transfer Agent; Shareholder Servicing Agent; Custodian.  The Trust may enter into a contract or contracts with one or more Persons to act as underwriters, distributors or placement agents whereby the Trust may either agree to sell Shares of the Trust or any Series or Class to the other party or parties to the contract or appoint such other party or parties its sales agent or agents for such Shares and with such other provisions as the Trustees may deem reasonable and proper, and the Trust may from time to time enter into transfer agency, sub-transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may deem advisable.

All securities and cash of the Trust shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians or shall otherwise be held in accordance with the 1940 Act.

Section 7.3.  Parties to Contract.  Any contract of the character described in this Article VII may be entered into with any Person, including, without limitation, the investment adviser, any investment sub-adviser or an affiliate of the investment adviser or sub-adviser, although one or more of the Trustees, officers, or Shareholders of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, or otherwise interested in such contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VII or the By-laws.  The same Person may be a party to more than one contract entered into pursuant to this Article VII and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Article VII.

           Section 7.4.  Further Authority of Trustees.  The authority of the Trustees hereunder to authorize the Trust to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, novate, or terminate such contracts, agreements or arrangements.  The enumeration of any specific contracts in this Article VII shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 6.2 hereof to authorize the Trust to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE VIII

DISTRIBUTIONS; REDEMPTIONS; DETERMINATION OF NET ASSET VALUE

Section 8.1.  Distributions.  The Trustees may from time to time declare and authorize the payment of, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time or frequency, which may be monthly or otherwise, for the declaration and payment of, such dividends and distributions on Shares of a particular Series or Class thereof as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices.  All dividends and distributions on Shares of a particular Series shall be distributed only from the Assets belonging to that Series, as such term is defined in Section 4.9 hereof, and shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series held by such Shareholders at the date and time of record for the payment of such dividends or distributions, subject to any variations with respect to Classes of Shares of such Series, if any, and in a manner consistent with the 1940 Act and the Code.  Such distributions may be paid in cash and/or in securities or other property, and the composition of any such distribution shall be determined by the Trustees and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

Section 8.2.  Redemption of Shares. All shares of the Trust shall be redeemable at the redemption price determined in the manner set out in this Declaration.  The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such offices or agencies and in accordance with such conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares as may be described in the applicable Prospectus.

Section 8.3.  Redemption Price.  Shares of each Series and Class thereof shall be redeemed at their net asset value determined as set forth in Section 8.7 hereof as of such time as the Trustees shall have theretofore prescribed, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

Section 8.4.   Payment.  Payment of the redemption price of Shares of any Series or Class thereof shall be made in cash or in property or any combination thereof, out of the Assets belonging to such Series, as such term is defined in Section 4.9 hereof, and the composition of any such payment may be different among Shareholders (including differences among Shareholders in the same Series or Class), at such time and in the manner as may be specified from time to time in the applicable Prospectus.  In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.

Section 8.5.  Redemption of Shareholder's Interest By Action of Trust. Subject to the provisions of the 1940 Act, the Trust may redeem some or all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason and under terms set by the Trustees, including by way of illustration, for the following reasons:

(a)  the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees;

(b)  the determination that direct or indirect ownership of Shares by any person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Code;

(c)  the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity;

(d)  the failure of a Shareholder to pay when due for the purchase of Shares issued to such Shareholder;

(e)  the failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Class or Series of Shares;

(f)   the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 4.4 hereof;

(g)  the determination that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class;

(h)  the failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 4.10 hereof;

(i)   in connection with the termination of any Series or Class of Shares; or

(j)  when the Trust is requested or compelled to do so by governmental authority or applicable law.

Section 8.6.  Suspension of Right of Redemption.  Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

Section 8.7.  Determination of Net Asset Value; Valuation of Portfolio Assets.  The Trustees may from time to time prescribe such bases and times for determining the per Share net asset value of the Shares of the Trust or any Series or Class thereof and may prescribe or approve the procedures and methods for determining the value of portfolio assets as they may deem necessary or desirable.

The Trust may suspend the determination of net asset value during any period when it may suspend the right of the holders of Shares to require the Trust to redeem Shares.

Section 8.8.  Constant Net Asset Value.  With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

           Section 8.9   Reserves.  The Trustees may set apart, from time to time, out of any funds of the Trust or Series or of funds allocable to a Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

           Section 8.10.  Determination by Trustees.  The Trustees may make any determinations they deem necessary with respect to the provisions of this Article VIII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are to be treated as income and which as capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 9.1.  No Personal Liability of and Indemnification of Shareholders.  No personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class shall attach to any Shareholder or former Shareholder of the Trust.  In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one Series, the applicable Series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder's ownership of any Shares or for losses suffered by reason of any changes in value of any Trust assets.  The Trust shall, upon request by the Shareholder or former Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  Except as otherwise specifically provided in this Declaration or in the By-Laws, the Trust shall have no obligation to pay or reimburse on behalf of any Shareholder, or to indemnify any Shareholder against, any fees, expenses or costs arising under any circumstances, whether in connection with a proceeding of any kind or otherwise.

Section 9.2.  Limitation of Liability of Trustees and Others.  (a)  No Liability to Third Parties.  No person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the affairs of the Trust; and all persons shall look solely to the Trust Property or Property of a Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefore.

(b)  Limitation of Liability to Trust and Shareholders.  No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law.

(c)  No Liability for Acts of Others.  Without limiting the foregoing limitations of liability contained in this Section 9.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

(d)  Notice in Instruments.  Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer on behalf of the Trust shall give notice that this Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, shall recite that the same was executed or made by or on behalf of the Trust by them as Trustees or as officers and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recitals as they or he or she may deem appropriate, but the omission thereof shall not operate to bind any Trustees or officers or Shareholders  individually.

Section 9.3.   Experts; No Bond or Surety.  The Trustees may rely upon advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice.  In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into hereunder.  The appointment, designation or identification (including in any proxy or registration statement or other document) of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee or as having experience, attributes or skills in any area, or any other appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.  In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee's rights or entitlement to indemnification or advancement of expenses.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 9.4.  Liability of Third Persons Dealing with the Trust or Trustees. No person dealing with the Trust or the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trust or Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 9.5.  Indemnification and Advancement of Expenses.  Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust or the applicable Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Section 9.6.  Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.  Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Section 9.7.  Amendments and Modifications.  Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

Section 9.8.  Derivative Actions.  (a)  The purpose of this Section 9.8 is to protect the interests of the Trust and its Shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and its Shareholders as a result of spurious shareholder demands and derivative actions.

(b)  No Shareholder may bring a derivative or similar action or proceeding in the right of the Trust or any Series to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:

(i)  Each complaining Shareholder was a Shareholder of (A) the Series on behalf of or in the right of which the derivative action is proposed to be brought and (B) a Class of the Series affected by the action or failure to act complained of, to the extent that fewer than all Classes were affected (the “affected Series or Class”), at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time;

(ii)  Each complaining Shareholder was a Shareholder of the affected Series or Class at the time the demand required by subparagraph (iii) below was made;

(iii)  Prior to the commencement of such derivative action, the complaining Shareholders have made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself on behalf of the affected Series or Class (a "demand"), which demand (A) shall be executed by or on behalf of no less than three complaining Shareholders who together hold not less than ten percent (10%) of the voting power of the affected Series or Class, none of which shall be related to (by blood or by marriage) or otherwise affiliated with any other complaining Shareholder (other than as Shareholders of the Trust); and (B) shall include at least the following:

(1)  a copy of the proposed derivative complaint, setting forth a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief sought;

(2)  a statement to the effect that the complaining Shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the rights of the affected Series or Class and an explanation of why the complaining Shareholders believe that to be the case;

(3)  a certification that the requirements of sub-paragraphs (i) and (ii) of this paragraph (b) have been met, as well as information and documentation reasonably designed to allow the Trustees to verify that certification;

(4)  a list of all other derivative or class actions in which any of the complaining Shareholders is or was a named plaintiff, the court in which such action was filed, the date of filing, the name of all counsel to any plaintiffs and the outcome or current status of such actions;

(5)  a certification of the number of Shares of the affected Series or Class owned beneficially or of record by each complaining Shareholder at the time set forth in clauses (i), (ii) and (iii) of this subsection (b) and an undertaking that each complaining Shareholder will be a Shareholder of the affected Series as of the commencement of and throughout the derivative action and will notify the Trust in writing of any sale, transfer or other disposition by any of the complaining Shareholders of any such Shares within three business days thereof; and

(6)  an acknowledgment of the provisions of paragraphs (d) and (e) of this Section 9.8 below; and

(iv)  The derivative action has not been barred in accordance with paragraph (c)(1) below.

(c)  Within 90 calendar days of the receipt of a Shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand (the “independent Trustees”) will consider, with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust.  If, during this 90-day period, those independent Trustees conclude that a determination as to the maintenance of a suit cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period of time that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 60 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”).  Notice of any such decision to extend the review period shall be sent in accordance with the provisions of Section 4.12 hereof to the complaining Shareholders, or, the Shareholders’ counsel if represented by counsel, in writing within five business days of any decision to extend the period.  Trustees who are not deemed to be Interested Persons of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a derivative action.  A Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent solely by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness, or (iv) the fact that the Trustee approved the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders.

(1)  If the demand has been properly made under paragraph (b) of this Section 9.8, and a majority of the independent Trustees have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust, the demand shall be rejected and the complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust.  If upon such consideration a majority of the independent Trustees determine that such a suit should be maintained, then the appropriate officers of the Trust shall either cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively, or permit the complaining Shareholders to proceed derivatively, provided however that any counsel representing the interests of the Trust shall be approved by the Trustees.  The Trustees, or the appropriate officers of the Trust, shall inform the complaining Shareholders of any decision reached under this sub-paragraph (1) by sending in accordance with the provisions of Section 4.12 hereof written notice to each complaining Shareholder, or the Shareholder’s counsel, if represented by counsel, within five business days of such decision having been reached.

(2)  If notice of a decision has not been sent to the complaining Shareholders or the Shareholders’ counsel within the time permitted by paragraph (1) above, and sub-paragraphs (i) through (iv) of paragraph (b) above have been complied with, the complaining Shareholders shall not be barred by this Declaration from commencing a derivative action.

(d)  A complaining Shareholder whose demand is rejected pursuant to paragraph (c)(1) above shall be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose.  A Shareholder who commences or maintains a derivative action in violation of this Section 9.8 shall reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with this Section 9.8.  If a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action shall be borne by the Shareholders who commenced the action.

(e)  The Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining Shareholder in any circumstances only if required by law.  Any attorneys’ fees so incurred by a complaining Shareholder that the Trust is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates.

(f)  A Shareholder of a particular Series of the Trust shall not be entitled in such capacity to commence a derivative action on behalf of any other Series of the Trust.

ARTICLE X

TERMINATION; MERGERS AND SALE OF ASSETS

Section 10.1.  Termination of Trust, Series or Class.  (a)  Unless terminated as provided herein, the Trust shall continue without limitation of time.  The Trust or any Series or Class of the Trust may be terminated at any time (i) by the unanimous vote of the Trustees with written notice to the Shareholders of the Trust or such Series or Class, as the case may be, or (ii) if such action is recommended by the vote of a majority of the Trustees, by the affirmative vote of the Shareholders of the Trust or such Series or Class, as applicable, as provided in Section 4.7 hereof.

(b)  Upon the requisite action of the Trustees or Shareholders to terminate the Trust or such Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, as may be determined by the Trustees, which may include the establishment of a liquidating trust or similar vehicle, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets of the Trust or assets of the particular Series thereof to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Shares of the Trust or such Series in the manner determined by the Trustees, provided that Shareholders of a particular Series shall be entitled to receive a pro rata share of the net assets of such Series only, subject to any variations with respect to Classes of Shares of such Series, if any.  Thereupon, the Trust or any affected Series shall terminate, and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title, and interest of all parties with respect to the Trust or such Series shall be canceled and discharged, and without limiting the foregoing, in the event that following the final distribution of the net assets of and the termination of the Trust or affected Series, as the case may be, the Trust or affected Series, receives or is entitled to receive any assets, the Trustees shall be under no obligation to distribute or provide for the distribution of such assets to the Shareholders of the Trust or affected Series, but may make such other arrangements for the distribution of such assets as they shall determine in their sole discretion to be reasonable or appropriate under the circumstances.  Notwithstanding the foregoing, at their discretion, the Trustees may abandon any previously adopted plan to terminate the Trust or a Series at any time.  The Trustees shall file or cause to be filed any instruments as may be required to be filed with the Commonwealth of Massachusetts or any other governmental office where such filing may be required in connection with the termination of the Trust or any Series thereof.

Section 10.2.  Sale of Assets; Reorganization; Merger or Consolidation.  The Trust or any Series or Class may sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class), including its good will, to any one or more business trusts or other business entities or series or classes thereof (including another Series or Class of the Trust) or may merge or consolidate with or into one or more business trusts or other business entities or series, in each case upon such terms and conditions and for such consideration (which may include the assumption of some or all of the outstanding obligations and liabilities, accrued or contingent, whether known or unknown, of the Trust or such Series or Class), as authorized by the Trustees and consented to by the affirmative vote of the Shareholders representing at least a majority of the voting power of the Shares of the Trust or such Series or Class thereof outstanding and entitled to vote.

Section 10.3.  Combination of Classes.  The authority of the Trustees under this Article X with respect to the merger, consolidation, sale of assets or reorganization of any Class of the Trust or any Series thereof is in addition to the authority of the Trustees under Section 4.9 hereof to combine two or more Classes of a Series into a single Class.

ARTICLE XI

AMENDMENTS; FILINGS; MISCELLANEOUS

Section 11.1.  Amendments to Declaration. (a)   The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration, provided, however, that an amendment to any provision of Article V hereof shall require the vote of two-thirds (2/3) of the Trustees then in office.

(b)  No amendment may be made under this Section 11.1 which would diminish or eliminate any voting rights under this Declaration of the Shareholders of the Trust or any Series or Class thereof, as detailed in Section 4.5 hereof, except with the vote or consent of the holders of Shares representing at least a majority of the voting power of the Shares of the Trust or such Series or Class thereof outstanding and entitled to vote.

(c)  Nothing contained in this Declaration shall permit the amendment of this Declaration to impair any exemption from or limitation of personal liability of any Person who is or has been a Shareholder, Trustee, officer, or employee of the Trust, or limit the rights to indemnification, advancement of expenses or insurance provided in Article IX with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under such Article prior to such amendment.

Section 11.2.  Filings; Copies of Declaration; Counterparts; Headings. The original or a copy of this instrument and of each amendment and/or restatement hereto shall be kept in the office of the Trust where it may be inspected by any Shareholder.  A copy of this instrument, any amendment thereto, and any Designation executed in accordance with Section 4.9 hereof shall be filed by the Trustees with the Secretary of the Commonwealth of Massachusetts, as well as any other governmental office where such filing may from time to time be required, provided, however, that the failure to so file will not invalidate this instrument, any properly authorized amendment hereto, or Designation.  Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments, restatements or Designations have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such amendments, restatements or Designations.  This instrument may be executed in any number of counterparts, each of which shall be deemed an original.  Headings are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather than the headings, shall control.

Section 11.3.  Trustees May Resolve Ambiguities. The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Section 11.4.  Applicable Law; Jury Waiver; Forum Selection. (a)  The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts, without reference to its conflicts of law rules, as a Massachusetts business trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers and privileges afforded to business trusts or actions that may be engaged in by business trusts, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

(b)  Notwithstanding the first sentence of Section 11.4(a) hereof, there shall not be applicable to the Trust, the Trustees, or this Declaration any provisions of the laws (statutory or common) of the Commonwealth of Massachusetts (other than Chapter 182 of the Massachusetts General Laws) or any other state pertaining to trusts, including by way of illustration and without limitation, laws that relate to or regulate:  (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents, or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding, or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount, or concentration of trust investments or requirements relating to the titling, storage, or other manner of holding of trust assets; or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees, if such laws are inconsistent with the authorities and powers or limitation on liability of the Trustees set forth or referenced in this Declaration.

(c)  No provision of this Declaration shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

(d)  Any action commenced by a Shareholder, directly or derivatively, against the Trust or a Series thereof, its Trustees or officers, shall be brought only in the U.S. District Court for the District of Massachusetts, or if such action may not be brought in that court, then such action shall be brought in Massachusetts Superior Court, in Boston, Massachusetts (each, a “Chosen Court”).  The Trust, its Trustees and officers, and its Shareholders each (a) consent to jurisdiction in the Chosen Courts; (b) waive any objection to venue in either Chosen Court and (c) waive any objection that either Chosen Court is an inconvenient forum.  In any action commenced by a Shareholder against the Trust or any Series thereof, its Trustees or officers, or as a derivative action on behalf of the Trust, or any Series thereof there shall be no right to a jury trial.  THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

Section 11.5.  Provisions in Conflict with Law or Regulations.  (a)  The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any such provision, in whole or in part, is in conflict with the 1940 Act, the regulated investment company provisions of the Code, and the regulations thereunder, or with other applicable laws and regulations, the conflicting provision, or the conflicting part or parts thereof, shall be deemed not to constitute a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b)  If any provision of this Declaration shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such provision, or such part or parts thereof, in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

Section 11.6.  Writings.  To the fullest extent permitted by applicable law, except as the Trustees may otherwise determine:

(a)  any requirements in this Declaration or in the By-laws that any action be taken by means of any writing, including, without limitation, any written instrument, any written consent or any written agreement, shall be deemed to be satisfied by means of any electronic record in such form that is acceptable to the Trustees provided such form is capable of conversion into a written form within a reasonable time; and

(b)  any requirements in this Declaration or in the By-laws that any writing be signed shall be deemed to be satisfied by any electronic signature in such form that is acceptable to the Trustees.

IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this instrument as of the date first written above.

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[name]
[address]

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[name]
[address]

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[name]
[address]

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[name]
[address]

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[name]
[address]

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[name]
[address]

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[name]
[address]

SCHEDULE A
Series
(Effective as of [  ])

NOW THEREFORE, the following Series of the Trust are established with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

1.           Each Share of a Series is entitled to all the rights and preferences accorded to Shares under the Declaration.

2.           The number of authorized Shares of a Series is unlimited.

3.           A Series shall be authorized to hold cash, invest in securities, instruments and other property, use investment techniques, and have such goals or objectives as from time to time described in the prospectus and statement of additional information contained in the Trust’s then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Series, as the same may be amended and supplemented from time to time (“Prospectus”).  Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined in the Declaration) are allocated to such Series), and shall be entitled to receive its pro rata share of the net assets of the Series upon liquidation of the Series, all as set forth in Section 4.9 of the Declaration.

4.           With respect to a Series, (a) the purchase price of the Shares, (b) fees and expenses,  (c) qualifications for ownership, if any, (d) the method of determination of the net asset value of the Shares, (e) minimum purchase amounts, if any, (f) minimum account size, if any, (g) the price, terms and manner of redemption of the Shares, (h) any conversion or exchange feature or privilege, (i) the relative dividend rights, and (j) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Series.

5.           The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Series that have been established by the Trustees or redesignate any of the Series without any action or consent of the Shareholders.

6.           The designation of any Series hereby shall not impair the power of the Trustees from time to time to designate additional Series of Shares of the Trust.

7.           Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

SCHEDULE B

Designation of Classes of Shares
(Effective as of [  ])

NOW THEREFORE, the following Classes as listed below with respect to the identified Series of the Trust are established with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

Series	Classes

1.           Each Share of each Class is entitled to all the rights and preferences accorded to Shares under the Declaration.

2.           The number of authorized Shares of each Class is unlimited.

3.           All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and set forth in the Trust’s then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Class of such Series, as the same may be amended and supplemented from time to time (“Prospectus”).  The Trustees may change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable.

4.           With respect to the Shares of a Class of a Series, (a) the time and method of determining the purchase price, (b) the fees and expenses, (c) the qualifications for ownership, if any, (d) minimum purchase amounts, if any, (e) minimum account size, if any, (f) the price, terms and manner of redemption of, (g) any conversion or exchange feature or privilege, (h) the relative dividend rights, and (i) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Class of such Series.

5.           The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class of a Series that have been established by the Trustees, divide or combine the issued or unissued Shares of any Class of a Series into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class of a Series into one or more Classes of such Series; combine two or more Classes of a Series into a single Class of such Series; in each case without any action or consent of the Shareholders.

6.           The designation of any Class hereby shall not impair the power of the Trustees from time to time to designate additional Classes of Shares of a Series or terminate any one or more Classes of a Series hereby designated.

7.           Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

Aquila Three Peaks Opportunity Growth Fund
a series of

AQUILA FUNDS TRUST

380 Madison Avenue Suite 2300
New York, NY 10017
800-437-1020
212-697-6666

STATEMENT OF ADDITIONAL INFORMATION

[    ], 2013

           This Statement of Additional Information (the “SAI”) is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (also dated [   ], 2013) which covers Class A, Class C, Class I and Class Y Shares of Aquila Three Peaks Opportunity Growth Fund, a series of Aquila Funds Trust (the “Successor Fund” or the “Fund”) to be issued in exchange for shares of Aquila Three Peaks Opportunity Growth Fund, the sole series of Aquila Three Peaks Opportunity Growth Fund (the “Current Fund”). Please retain this SAI for further reference. A copy of the Proxy Statement/Prospectus may be obtained, free of charge, by writing to the Fund’s Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017, or by calling the Aquila Group of Funds at 1-800-437-1020 toll-free or 212-697-6666.

Page
INTRODUCTION
DOCUMENTS INCORPORATED BY REFERENCE
PRO FORMA FINANCIAL STATEMENTS
ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND
FUND HISTORY
INVESTMENT STRATEGIES AND RISKS
FUND POLICIES
MANAGEMENT OF THE FUND
OWNERSHIP OF SECURITIES
INVESTMENT ADVISORY AND OTHER SERVICES
BROKERAGE ALLOCATION AND OTHER PRACTICES
CAPITAL STOCK
PURCHASE, REDEMPTION, AND PRICING OF SHARES
ADDITIONAL TAX INFORMATION
UNDERWRITERS
PROXY VOTING POLICIES
APPENDIX A DESCRIPTION OF SECURITIES RATINGS

INTRODUCTION

This SAI is intended to supplement the information provided in a Proxy Statement and Prospectus dated [   ] 2013 (the “Proxy Statement and Prospectus”) relating specifically to (i) the proposed transfer of all of the assets and the assumption of all of the liabilities of the Current Fund, in exchange for shares of the Successor Fund to be distributed to the shareholders of the Current Fund, and (ii) the solicitation by the Current Fund’s Board of Trustees of proxies to be used at a special meeting of the shareholders of the Current Fund to be held on September 17, 2013. The Successor Fund is a newly-organized fund that will commence operations upon consummation of the proposed reorganization. Please retain this Statement of Additional Information for further reference.

DOCUMENTS INCORPORATED BY REFERENCE

This Statement of Additional Information consists of these cover pages, additional information regarding the Successor Fund and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the "SEC") and is incorporated by reference herein.

1.           The Current Fund’s Annual Report for the fiscal year ended December 31, 2012 (File Nos. 33-72212 and 811-8168) as filed with the Securities and Exchange Commission on March 5, 2013 (Accession No. 0000915402-13-000004) is incorporated herein by reference.

2.           The Current Fund’s Statement of Additional Information, dated April 25, 2013 (File Nos. 33-72212 and 811-8168) as filed with the Securities and Exchange Commission on April 17, 2013 (Accession No. 0000915402-13-000011) is incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

No pro forma financial statements have been prepared and included relating to the proposed reorganization of the Current Fund with the Successor Fund because the Successor Fund is a newly-organized fund and does not have any assets or liabilities as of the date hereof.

ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND

Fund History

The Successor Fund is a newly-organized series of Aquila Funds Trust.  The Successor Fund is an open-end, diversified management investment company.  Aquila Funds Trust is a Massachusetts business trust formed in 1982 and called at that time Prime Cash Fund. It operated as a money-market fund until 1996, when it ceased operations. From then until June 1, 2006, it did not offer shares to the public. On March 17, 2006, its name was changed to Aquila Three Peaks High Income Fund. It commenced operations under that name on June 1, 2006. Effective April 10, 2013 the Trust was renamed Aquila Funds Trust.

Investment Strategies and Risks

The Fund’s investment objective is capital appreciation.

The following supplements the discussion of the Fund’s strategies and risks and the securities in which the Fund may invest.

Convertible Securities

A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation’s capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the dividends received from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords the opportunity through its conversion feature to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Warrants

The Fund may also invest in warrants. Warrants entitle the holder to purchase a fixed number of shares of the common stock of the issuer at a fixed price during certain specified times. The value of the warrants from time to time depends upon the market evaluation of the likelihood that exercise of the warrants would be economically advantageous before they expire. The market price of warrants tends to be more volatile than that of the underlying common stock.

Lending of Portfolio Securities

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will enter into loan arrangements only with broker-dealers, banks, or other institutions which Three Peaks Capital Management, LLC (the “Sub-Adviser”) has determined are creditworthy under guidelines established by the Fund’s Board of Trustees and will receive collateral in the form of cash or short-term U.S. Government securities equal at least to 100% of the value of the securities loaned. The value of the collateral and the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by any finders’ fees paid to broker-dealers and any other related expenses.

Repurchase Agreements

The Fund may purchase securities subject to repurchase agreements, provided that such securities consist entirely of U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest credit rating category by at least one nationally recognized statistical rating organization. Repurchase agreements may be entered into only with commercial banks or broker-dealers. Subject to the control of the Board of Trustees, the Sub-Adviser will regularly review the financial strength of all parties to repurchase agreements with the Fund.

Under a repurchase agreement, at the time the Fund purchases a security, the Fund also resells it to the seller and must deliver the security (or securities substituted for it) to the seller on an agreed-upon date in the future. (The securities so resold or substituted are referred to herein as the “Resold Securities.”) The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase.

Repurchase agreements can be considered as loans “collateralized” by the Resold Securities, such transactions being explicitly included in the definition of “lend” in the Investment Company Act of 1940 (the “1940 Act”). The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities under any repurchase agreement will be marked to market every business day so that the value of the “collateral” is at least equal to the resale price provided in the agreement, including the accrued interest earned thereon, plus additional market value as is considered necessary to provide a margin of safety. During the term of the repurchase agreement, the Fund or its custodian either has actual physical possession of the Resold Securities or, in the case of a security registered in book entry system, the book entry is maintained in the name of the Fund or its custodian.

The Fund retains an unqualified right to possess and sell the Resold Securities in the event of a default by the other party. However, in the event of bankruptcy or other default by the other party, there may be delays and expenses in liquidating the Resold Securities, decline in their value and loss of interest.

Shares of Investment Companies

The Fund may purchase shares of investment companies other than those of the Aquila Group of Funds. The Fund will not purchase shares of an investment company which imposes a sales or redemption charge of any sort; however, an investment company in which the Fund invests may have a distribution plan under which it may pay for distribution expenses or services. Such investments may be in money-market funds to provide additional liquidity and at the same time to earn higher yields than are usually associated with the overnight or short-term obligations in which the Fund might otherwise invest for this purpose. While higher yields than those of alternative investments may be obtainable, these yields will reflect management fees and operating and distribution expenses of the investment companies and will result in duplication of management fees with respect to assets of the Fund so invested. The Fund may also invest in other types of investment companies from time to time for other portfolio management purposes under applicable law.

Options Transactions

The Fund may purchase put options and purchase and write (i.e., sell) call options for hedging purposes, in order to generate additional income, or as a means of taking a position in a security deemed attractive by the Sub-Adviser. The Fund will purchase or write options only on equity securities that are traded on national securities exchanges or that are listed on NASDAQ. The Fund may purchase put and write call options only on equity securities which are held in the Fund’s investment portfolio or to close out positions. Additionally, the Fund may purchase calls on securities which are not in the Fund’s portfolio or to close out positions.

The Fund will not (a) write call options if immediately after any such transaction, the aggregate value of the securities underlying the calls would exceed 20% of the Fund’s net assets, or (b) purchase put or call options if, immediately after such purchases, the premiums paid for all such options owned at the time would exceed 5% of the Fund’s net assets. The Fund will not write put options except to close out positions.

Writing Covered Call Options

The Fund may write (sell) “covered” call options (and purchase options to close out options previously written by the Fund) to generate additional income from option premiums. This premium income will serve to enhance the Fund’s total return and will reduce the effect of any price decline of the security underlying the option. Covered call options will generally be written on securities which, in the opinion of the Sub-Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time prior to a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option which he previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (OCC) and of the Exchanges. The Fund will write only covered call options. This means that the Fund will only write a call option on a security which the Fund already owns. The Fund will not write call options on when-issued securities.

Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration date of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or a loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account. The Fund does not consider a security covered by a call to be “pledged” as that term is used in the Fund’s policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. In determining whether a particular call option should be written on a particular security, the Sub-Adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

If the writer of an option wishes to terminate the obligation, he or she may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to pledge for the benefit of the broker the underlying security or other assets in accordance with rules of the OCC, which is an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Purchasing Put Options

The Fund may purchase put options on an underlying security owned by the Fund. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities. The example of such use of put options is provided below. The Fund will not purchase options for leverage purposes and will commit no more than 5% of its assets to premiums when purchasing put options.

The Fund may purchase a put option on an underlying security (a “protective put”) owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of its security. Such hedge protection is provided only during the life of the put option when the Fund as the holder of the put option is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Sub-Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. The option will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

Writing Put Options

The Fund will not write put options except to close out transactions as described above.

Purchasing Call Options

The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities. Examples of such uses of call options are provided below. The Fund will not purchase options for leverage purposes and will commit no more than 5% of its assets to premiums when purchasing call options.

Call options may be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to fix its cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of stock that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund’s current return. For example, where the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

Risks Associated with Options Transactions

Option transactions involve risks and transaction costs which the Fund would not incur if it did not engage in option transactions. If the Sub-Adviser’s predictions of movements in the direction of the securities markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options include (i) dependence upon the Sub-Adviser’s ability to predict correctly movements in the direction of securities prices; (ii) imperfect correlation between the price of options and the movements in the prices of securities being hedged; (iii) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse consequences and (vi) the possible inability of the Fund to purchase or sell portfolio securities at a time when it would otherwise be favorable to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, because of the requirement for the Fund to maintain “cover” or to segregate securities in connection with a hedging transaction.

Lower-Rated Convertible Fixed-Income Securities

The Fund is permitted to invest without limit in convertible securities of any rating, including so-called “high-yield” securities or “junk bonds,” or in unrated convertible bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market.

Over-the-Counter Market

The Fund is permitted to invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Fund would invest may not be as great as that of other securities and, if the Fund were to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Initial Public Offerings (“IPOs”)

The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. At the present time, IPOs may have a magnified performance impact on the Fund due to its currently small asset base. The impact of individual IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases. Because IPO shares frequently are volatile in price, the Sub-Adviser could determine to hold IPO shares for a very short period of time. This could increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares after a very short period of time, the Fund may recognize short-term capital gains, which would be taxable as ordinary income when distributed to shareholders. In addition, the market for IPO shares may be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities

The Fund is permitted to invest up to 15% of its net assets in foreign securities either indirectly (e.g., through depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Fund’s performance may depend on issues other than the performance of a particular company. These issues include:

Currency Risk. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security has increased in value in its home currency. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund’s assets from that country.

Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

Transaction Costs. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Europe - Recent Events

Some countries in Europe have experienced severe economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.  These difficulties may continue, worsen or spread within and without Europe.  Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union.  The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.  Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, the value and liquidity of the Fund’s investments may be negatively affected by the countries experiencing the difficulties.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

The Fund may invest up to 30% of its net assets in zero coupon, pay-in-kind (“PIK”) and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. PIK bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

The income-producing securities that the Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and PIK securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Real Estate Investment Trusts

The Fund may invest in liquid securities issued by equity real estate investment trusts, which own real estate properties, and mortgage real estate investment trusts, which make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for generally favorable tax treatment under the Code and failing to maintain exemption from the 1940 Act.

Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of within seven days for the price of which the Fund values it. The Trustees have authorized the Sub-Adviser to make liquidity determinations with respect to certain securities, including Rule 144A Securities and commercial paper purchased by the Fund. Under the guidelines established by the Trustees, the Sub-Adviser will consider some or all of the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, the Sub-Adviser also considers whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a NRSRO. A foreign security that can be freely traded on or through the facilities of an offshore exchange or other established offshore securities market will normally qualify as liquid.

If illiquid securities were to exceed 15% of the Fund’s net assets after the time of purchase, the Sub-Adviser would take steps to reduce in an orderly fashion the Fund’s holdings of illiquid securities. Because illiquid securities are (by definition) not readily marketable, the Sub-Adviser might not be able to dispose of them in a timely manner. As a result, the Fund might be forced to hold illiquid securities while their price depreciated. Depreciation in the price of illiquid securities might cause the net asset value of the Fund to decline.

Other Income-Producing Securities

The Fund may invest in other types of income producing securities, including:

Variable and Floating Rate Obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

In order to use these investments most effectively, the Sub-Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Sub-Adviser incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

The Fund can purchase tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio.

Defaulted Securities

The Fund may invest in defaulted securities. The Fund will invest in defaulted securities only when the Sub-Adviser believes, based upon its analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Sub-Adviser’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Portfolio Securities. Although the Fund generally will purchase securities for which the Sub-Adviser expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the Sub-Adviser believes could be readily sold, and holdings of such securities will, in any event, be limited so as not to limit the Fund’s ability to readily dispose of securities to meet redemptions.

Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

Percentage Limitations

The Fund’s compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Fund’s policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets will not constitute a violation of that limitation.

Fund Policies

Investment Restrictions

The Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  For this purpose, a majority of the outstanding shares of the Fund means the vote of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund’s outstanding shares. The Fund’s fundamental policies not set forth in the Prospectus are set forth below:

(1)	The Fund may not borrow money except as permitted by the 1940 Act.
(2)	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

(3)	The Fund may lend money or other assets to the extent permitted by the 1940 Act.
(4)	The Fund may not issue senior securities except as permitted by the 1940 Act.
(5)	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.
(6)	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.
(7)	The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except as permitted by the 1940 Act.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase the Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, no Fund contemplates borrowing for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments. investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund’s policies on senior securities. If the Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board, Manager and Sub-Adviser, regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. AFund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager or Sub-Adviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (3) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by the Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that the Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the Fund from owning real estate; however, the Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the Fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC  has taken the position that investment of 25% or more of the Fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Management of the Fund

The Board of Trustees

The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund’s operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under the Fund’s Distribution Plan and Shareholder Services Plan.

The Fund has an Audit Committee, consisting of all of the Trustees who are “independent” and are not “interested persons” of the Fund. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund’s internal accounting procedures and controls.  The Audit Committee held two meetings during the last fiscal year.

The Fund has a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee held one meeting during the last fiscal year.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Fund at its principal address for the attention of the Chair of the Nominating Committee.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board seeks continuously to be alert to potential risks regarding the Fund’s business and operations as an integral part of its responsibility for oversight of the Fund. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall oversight of the Board, the Fund and its Manager, Sub-Adviser and other service providers to the Fund, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

The Board has a Chair who is an Independent Trustee. The Board and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Fund’s activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Fund (who are also officers and/or employees of the Manager), as well as the Co-Presidents of the Distributor, meets and reports to the Board as to significant risks and compliance matters. Issues raised are considered by the Board as it deems appropriate.  Service providers to the Fund, such as the Fund’s independent accountants, also make periodic reports to the Board with respect to various aspects of risk management.

The Chair and Lead Independent Trustee also participate in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate the orderly and efficient flow of information to the trustees of such other funds.  These discussions can include risk and compliance matters as appropriate which the Chair and Lead Independent Trustee can refer to the Board for appropriate action, including reports by others.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Fund, the Manager, the Sub-Adviser or other service providers. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser, and otherwise enhance the Board's oversight role.  The Board has also determined that its leadership structure is appropriate given the circumstances that the Fund invests in equity and fixed income securities and the Board uses the financial knowledge of its Trustees as well as their business experience.

Trustees and Officers

The following material includes information about the Trustees currently serving as Trustees of the Trust (the “Current Trustees”) and officers of the Trust.  Each Current Trustee is nominated for re-election by shareholders of the current series of the Trust at a meeting to be held on September 17, 2013.  Trustees who are elected by shareholders of the current series of the Trust will serve as Trustees of the Trust effective at the time of the closing of the Reorganization of the Current Fund with its corresponding Successor Fund, as described in the proxy statement/prospectus.

Name and Year of Birth Interested Trustee (1)	Positions Held with The Trust or the Current Fund and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Currently Overseen by Trustee and Anticipated to be Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Diana P. Herrmann New York, NY (1958)	Chair of the Board of Trustees of Aquila Funds Trust(6) and President since 2006 Trustee of the Current Fund since 1997 and President since 2002
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(2) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11/11	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2004-2012

Non-interested Trustees
Tucker Hart Adams Colorado Springs, CO (1938)	Trustee of Aquila Funds Trust since 2013 Chair of the Board of Trustees of the Current Fund since 2005 and Trustee since 1993
Senior Partner, Summit Economics, since 2010; President, The Adams Group, an economic consulting firm, 1989-2010; formerly Chief Economist, United Banks of Colorado; currently or formerly active with numerous professional and community organizations.

5/2
Current or former Director of: Avista Labs (fuel cells), AgAmerica Farm Credit Bank (agricultural credit), Guaranty National Corporation (property and casualty insurance), Montana Power company (utility), ROC Communities (manufactured housing), Touch America Holdings, Inc. (telecommunications) and Mortgage Analysis Computer Corp., United Bank of Arapahoe, United Bank of Garden of the Gods and United Bank of Academy Place

John M. Burlingame Wilmette, IL (1955)	Trustee of Aquila Funds Trust since 2006
Global Head – Residential Development, Hyatt Hotels Corporation, since 2009, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt.

		1/2	American Resort Development Association
Gary C. Cornia Orem, UT (1948)	Trustee of Aquila Funds Trust since 2013 Trustee of the Current Fund since 2002
Dean, Marriott School of Management, Brigham Young University, since 2008; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Professor, Marriott School of Management, 1980-present; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.

		6/7	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Funds Trust since 2013 Trustee of the Current Fund since 2004
Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; active with Urban Land Institute.

		5/7	None
Theodore T. Mason Hastings-on-Hudson, NY (1935)	Trustee of Aquila Funds Trust since 2006; Lead Independent Trustee of Aquila Funds Trust from 2006-2011
Executive Director, East Wind Power Partners Ltd. since 1994 and Louisiana Power Partners, 1999-2003; Assistant Treasurer, Fort Schuyler Maritime Alumni Association, Inc., successor to Alumni Association of SUNY Maritime College, since 2010 (previously Treasurer, President, First Vice President, and Second Vice President) and director of the same organization since 1997; Director, STCM Management Company, Inc., 1973-2004; twice national officer of Association of the United States Navy (formerly Naval Reserve Association), Commanding Officer of four naval reserve units and Captain, USNR (Ret); vice president and director, The Navy League of the United States New York Council since 2012 and director since 2002; trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and Fort Schuyler Maritime Foundation, Inc., successor to the Maritime College at Fort Schuyler Foundation, Inc., 2000-2012.

4/4
Trustee Emeritus, Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund since 2011; Trustee, 1987-2011 and 2009-2011, respectively; Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds, consisting of Pacific Capital Cash Assets Trust (1984-2012), Pacific Capital Tax-Free Cash Assets Trust (1988-2012), and Pacific Capital U.S. Government Securities Cash Assets Trust (1988-2012)) and Chair of the Board of each, 2004-2012; formerly Trustee, Premier VIT

Glenn P. O’Flaherty Denver, CO (1958)	Lead Independent Trustee of Aquila Funds Trust since 2012(6) Trustee of the Current Fund since 2006
Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.

		3/8	Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2009-2012

Russell K. Okata Honolulu, HI (1944)	Trustee of Aquila Funds Trust since 2007
Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Hawaii Democratic Party National Committeeman; member, State of Hawaii Long-term Care Commission; director of various civic and charitable organizations.

			2/2
Hawaii Client Services (part of Hawaii Dental Services Group); formerly Trustee and Chairman, Pacific Capital Funds®; past Chair of the Royal State Group (insurance); Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 1993-2012

John J. Partridge Providence, RI (1940)	Trustee of Aquila Funds Trust since 2006	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Aquila Narragansett Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, Memorial Hospital of Rhode Island, and The Pawtucket Foundation.	9	None

Name, Address(1) and Year of Birth	Positions Held with Trust and Current Fund and Length of Service(2	Principal Occupation(s) During Past 5 Years
Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President of the Trust and Current Fund since 2006 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President of the Trust and Current Fund since 2006
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Aquila Narragansett Tax-Free Income Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado and Tax-Free Trust of Oregon since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of the Trust and Current Fund since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks High Income Fund, Aquila Three Peaks Opportunity Growth Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President of the Trust since 2013; Vice President of the Current Fund since 2006
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund since 1998, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund since 2006.

Sherri Foster Lahaina, HI (1950)	Vice President of the Trust since 2013; Vice President of the Current Fund since 2006
Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of the three Aquila money-market funds; Vice President, Aquila Three Peaks Opportunity Growth Fund since 2006; Registered Representative of the Distributor since 1985.

Christine L. Neimeth Portland, OR (1964)	Vice President of the Trust since 2013; Vice President of the Current Fund since 1999	Vice President of Aquila Three Peaks Opportunity Growth Fund and Tax-Free Trust of Oregon.
Alan R. Stockman Glendale, AZ (1954)	Vice President of the Trust since 2013; Vice President of the Current Fund since 1999
Senior Vice President, Tax-Free Fund of Colorado, since 2009; Senior Vice President, Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund since 1999; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of the Trust since 2013; Vice President of the Current Fund since 2004	Vice President, Tax-Free Fund For Utah since September 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, since 2004.
Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of the Trust and Current Fund since 2012
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of the Trust and Current Fund since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of the Trust and Current Fund since 2010
Assistant Treasurer of each fund in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of the Trust and Current Fund since 2000
Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each Trustee and officer is c/o Aquila Funds Trust, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(2) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.  Ms. Adams and Mr. Mason will retire as Trustees of the Trust effective December 31, 2013.  The term of office of each officer is one year.

(3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(4) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Fund.

(5) The “Aquila Group of Funds” includes: Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(6) Ms. Herrmann is currently the Chair of the Board of Trustees of the Trust.  Mr. O’Flaherty will become the Chair of the Board of Trustees of the Trust effective at the time of the closing of the Reorganization.

Following is additional information regarding specific experience, qualifications, attributes or skills that led to the conclusion that the Trustees should serve as Trustees of the Successor Fund:

Diana P. Herrmann:
Over 30 years of experience in the financial services industry, 25 of which have been in mutual fund management, most recently as the Vice Chair, Chief Executive Officer, President, Director and Secretary of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Tucker Hart Adams:
Knowledgeable about economic and governmental affairs as the senior partner of an economic consulting firm and former chief economist of a bank as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 23 years.

John M. Burlingame:
Knowledgeable about financial management as executive of major hotel corporation responsible for all phases of hotel development for Hyatt; knowledgeable about operation and governance of mutual funds as an investment company board member for 6 years.

Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 19 years.

Grady Gammage, Jr.:
Knowledgeable about economic and governmental affairs as a lawyer, and educator active in land use, water issues and other public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 11 years.

Theodore T. Mason:
Extensive financial and management experience as an executive and as a board member of various organizations as detailed above; knowledgeable about operation and management of mutual funds as an investment company board member and executive officer for close to 40 years.

Glenn P. O’Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 7 years.

Russell K. Okata:
Experienced in local government affairs as an executive and as a board member of various union and other organizations as detailed above and mutual fund governance as an investment company board member for 20 years .

John J. Partridge:
Knowledgeable about finance and corporate governance as a lawyer and as a board member of various organizations as detailed above and about operation and governance of mutual funds as an investment company board member or adviser to the board for 10 years.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Securities Holdings of the Current Trustees and Nominees

(as of 4/19/13)

Because the Successor Fund is newly-organized and has not yet commenced operations as of the date of this SAI, the Current Trustees and nominees do not own shares of the Successor Fund.  Following is information regarding the holdings of each Current Trustee and nominee in the Current Fund.

Name of Trustees and Nominees	Dollar Range of Ownership in Current Fund (1)	Aggregate Dollar Range of Ownership in Funds in the Aquila Group of Funds (1)
Interested Trustee and Nominee
Diana P. Herrmann	C	E
Non-interested Trustees and Nominees
Tucker H. Adams	B	C
John M. Burlingame	C	E
Gary C. Cornia	E	E
Grady Gammage, Jr.	E	E
Theodore T. Mason	C	E
Glenn P. O’Flaherty	C	D
Russell K. Okata	B	E
John J. Partridge	C	E

(1)           A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

Trustee Compensation

The Fund does not currently pay fees to any of the Fund’s officers or to Trustees affiliated with the Manager or the Sub-Adviser.  Because the Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, Trustee compensation is shown for the Current Fund.

For its fiscal year ended December 31, 2012, the Current Fund paid a total of $86,356 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

The Fund is one of the funds in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Current Fund and the compensation they received during the Current Fund’s fiscal year from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.

Name of Trustees and Nominees	Compensation as Trustee from the Current Fund for Fiscal Year Ended December 31, 2012	Compensation as Trustee from All Funds in the Aquila Group of Funds for Fiscal Year Ended December 31, 2012	Number of Boards on which the Trustee Served for Fiscal Year Ended December 31, 2012*
Tucker H. Adams	$25,833	$65,000	4
John M. Burlingame	$0**	$25,000	1
Gary C. Cornia	$16,122	$82,500	5
Grady Gammage, Jr.	$16,222	$58,000	4
Theodore T. Mason	$0**	$92,000	4
Glenn P. O’Flaherty	$23,383	$129,700	3
Russell K. Okata	$0**	$65,500	2
John J. Partridge	$222	$48,500	5

*Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

**Mr. Burlingame, Mr. Mason and Mr. Partridge were not Trustees of the Current Fund during the fiscal year ended December 30, 2012.  For service on a common committee of Trustees of all funds in the Aquila Group of Funds, Mr. Burlingame, Mr. Mason and Mr. Partridge received compensation from the Current Fund in the amount of $278, $500 and $222, respectively.

Class A Shares may be purchased without a sales charge by the Fund’s Trustees and officers. (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.)

Ownership of Securities

Because the Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, the Successor Fund has no shareholders as of the date of this SAI.

On [    ], 2013, the following persons held 5% or more of any class of the Current Fund’s outstanding shares. On the basis of information received from the institutional holders, the Fund’s management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address of the holder of record	Number of shares	Percent of class

Institutional 5% shareholders
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Additional 5% shareholders
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The Fund’s management is not aware of any other person beneficially owning more than 5% of any class of the Current Fund’s outstanding shares as of such date.

Management Ownership

As of [   ], 2013, all of the Trustees and officers of the Trust as a group owned approximately [3.5]% of the Current Fund’s outstanding shares.

Investment Advisory and Other Services

Information about the Manager, the Sub-Adviser and the Distributor

Management Fees

Because the Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, the Successor Fund has not yet paid management fees.

During the fiscal years listed, the Current Fund accrued fees to the Manager as follows:

Year	Fee	Waivers and Reimbursements

2012	$182,736	All waived. In addition, the Manager agreed to reimburse the Fund for expenses in the amount of $74,620, which was paid in 2012.

2011	$173,746	All waived. In addition, the Manager agreed to reimburse the Fund for expenses in the amount of $77,093, which was paid in 2011.

Year	Fee	Waivers and Reimbursements

2010	$115,043	All waived. In addition, the Manager agreed to reimburse the Fund for expenses in the amount of $305,696, which was paid in 2010. $102,309 was paid in early January 2011.

The management fees are treated as Fund expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.

Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund’s Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

The shares of the Distributor are owned 98% by members of the family of Mr. Lacy B. Herrmann, Founder of the Fund, and by the Estate of Lacy B. Herrmann, and 2% by Aquila Investment Management LLC.

The Advisory and Administration Agreement

The Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

(i) supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii) determine what securities shall be purchased or sold by the Fund; and

(iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund.

The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization (“Sub-Adviser”), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the “Sub-Advisory Agreement”) approved as provided in Section 15 of the 1940 Act. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

The Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund’s shares;

(iii) maintain the Fund’s books and records and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund’s shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

(iv) prepare, on behalf of the Fund and at the Fund’s expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or “Blue-Sky” laws of all such jurisdictions as may be required from time to time; and

(v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund’s shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent’s or distributor’s response thereto.

The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) expenses of portfolio pricing and keeping the Fund’s accounting records including the computation of net asset value per share and the dividends; (v) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (vi) legal and audit expenses; (vii) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (viii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (ix) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (x) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days’ written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% of such net asset value.

For its services, the Manager is entitled to receive a fee which is payable monthly and computed on the net asset value of the Fund as of the close of each business day at the annual rate of 0.90 of 1% of such net asset value on net assets of the Fund up to $100,000,000, 0.85 of 1% on net assets of the Fund above $100,000,000 to $250,000,000 and 0.80 of 1% of the Fund’s net assets above $250,000,000.

The Sub-Advisory Agreement

The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision.

The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.

The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.

The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”

The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.

The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement.

For its services, the Sub-Adviser is entitled to receive a fee which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.50 of 1% of such net asset value on net assets of the Fund up to $100,000,000; 0.45 of 1% of the Fund’s net assets above $100,000,000 to $250,000,000 and 0.40 of 1% of the Fund's net assets above $250,000,000.

Information about the Manager and the Sub-Adviser

The Fund’s Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of March 31, 2013, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and the Fund, with aggregate assets of approximately $3.5 billion, of which approximately $3.1 billion consisted of assets of the tax-free municipal bond funds, $339 million in the high-income corporate bond fund, and $39 million in the Fund.  AMC’s address is the same as that of the Manager.  AMC was founded in 1984 by Mr. Lacy B. Herrmann and is principally owned by Diana P. Herrmann, his daughter, members of her family and by the Estate of Lacy B. Herrmann.  Ms. Herrmann is a Trustee and the President of the Fund and Vice Chair and Chief Executive Officer of AMC.  Performance of the Advisory and Administration Agreement is guaranteed by AMC.

The Sub-Adviser is an SEC-registered investment adviser located at 3750 Dacoro Lane, Suite 100, Castle Rock, CO 80109. Founder, Chief Investment Officer and Co-Portfolio Manager of the Fund, Sandy Rufenacht, a 25-year veteran of the mutual fund industry, manages all of the Sub-Adviser’s portfolios along with the support and resources of a team of experienced high-yield and equity specialists. Co-Portfolio Managers Sandy Rufenacht and Brent Olson share responsibility in selection of securities for purchase or sale and portfolio management, thus enabling them to make immediate decisions and allowing for a high level of efficiency in the portfolio construction process.

Additional Information About the Portfolio Managers

Sandy Rufenacht and Brent Olson are the co-portfolio managers responsible for the day-to-day management of the Fund. In addition to the Fund, Mr. Rufenacht manages Aquila Three Peaks High Income Fund, another fund in the Aquila Group of Funds, with assets under management of approximately $345 million as of December 31, 2012.  Mr. Rufenacht does not manage the portfolio of any other investment company or pooled investment vehicle.  Mr. Rufenacht and Mr. Olson co-manage 39 other accounts with combined assets that totaled $908 million as of December 31, 2012.  The compensation paid by all of these clients is computed as a percentage of assets under management. No account or fund has performance based fees.

Mr. Rufenacht owns 100% of the outstanding shares of the Sub-Adviser and his cash compensation is in his own discretion and is not based on performance.  Mr. Rufenacht owned shares of the Aquila Three Peaks Opportunity Growth Fund in the range of $501,000 - $1 million as of December 31, 2012.

Brent Olson is the co-portfolio manager of the Fund.  In addition to the Fund, Mr. Olson is the co-portfolio manager of Aquila Three Peaks High Income Fund, with assets under management of approximately $345 million as of December 31, 2012.  Mr. Olson does not manage the portfolio of any other investment company or pooled investment vehicle.

Mr. Olson receives a base salary and a discretionary bonus not tied to investment performance.  Mr. Olson owns shares of Aquila Three Peaks Opportunity Growth Fund in the range of over $100,000.

Notwithstanding the disclosure below under “Additional Information about the Sub-Adviser, there are at present no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts.

Additional Information about the Sub-Adviser

The investment activities of the Sub-Adviser in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Sub-Adviser may provide investment advisory services to other funds and accounts that have investment objectives, securities holdings, and strategies that are the same as, or differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment that are adverse to the Fund’s investment strategies or activities.  Other funds or accounts advised by the Sub-Adviser may have conflicting or competing interests arising from investment objectives that are similar to those of the Fund.

Those accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics.  The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund.  As a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Sub-Adviser and the Fund may experience losses during periods in which other accounts advised by the Sub-Adviser achieve gains. The Sub-Adviser has adopted policies and procedures designed to address potential conflicts of interest and prevent favoring one client over another.  It is possible, however, such policies and procedures may limit the Fund’s investment activities and affect its performance.

Underwriting Commissions

Because the Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, the Successor Fund has not yet paid sales charges.

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of the Fund and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor

2012	$ 30,143	$ 3,000

2011	$124,315	$11,300

2010	$ 51,773	$ 4,550

In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $10,000	4.25%	3.75%

$10,000 but less than $25,000	4.00%	3.50%

$25,000 but less than $50,000	3.75%	3.50%

$50,000 but less than $100,000	3.50%	3.25%

$100,000 but less than $250,000	3.25%	3.00%

$250,000 but less than $500,000	3.00%	2.75%

$500,000 but less than	2.50%	2.25%

$1,000,000

Distribution Plan

The Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  The Fund’s Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares (Part I)

Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.30 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Front-Payment Class Shares.

The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient.  Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient.  Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part I is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters:  (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

Part II of the Plan applies only to the Level-Payment Shares Class (“Class C Shares”) of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient.  Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient.  Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part II is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies.  Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

Part III of the Plan applies only to the Financial Intermediary Class Shares (“Class I Shares”) of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part III of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III (“Class I Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Class I Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class I Permitted Payments”) to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by Class I Shares.  A distribution fee of up to 0.15 of 1% of the average annual net assets of the Fund represented by Class I Shares is currently authorized by the Trustees of the Fund.  Such payments shall be made only out of the Fund’s assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part III is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

The Plan defines as the Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan

Because the Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, the Successor Fund has not yet made payments under the Plan.

During the fiscal year ended December 31, 2012, payments were made by the Current Fund under Part I and Part II of the Plan.  De minimis payments were also made under Part III of the Plan.  All payments were to Qualified Recipients, most of whom are broker-dealers, and were for compensation.

Payments to Qualified Recipients

During the fiscal year ended December 31, 2012, payments to Qualified Recipients by the Current Fund under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients
Part I	$39,552	$2,523	$37,029
Part II	$14,110	$3,727	$10,383
Part III	$48	$0	$48

All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.

Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

Separate from the Fund’s Distribution Plan, the Fund has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares and Class I Shares of the

Fund of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

As used in Part I of the Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.

Because the Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, the Successor Fund has not yet made payments under the Plan.

During the fiscal year ended December 31, 2012, $4,703 was paid with respect to the Current Fund to the Distributor under Part I of the Plan.

Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)

As used in Part II of the Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

Because the Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, the Successor Fund has not yet made payments under the Plan.

During the fiscal year ended December 31, 2012, payments made to Qualified Recipients under Part II of the Plan with respect to the Current Fund’s Class I Shares amounted to $35.

General Provisions

While the Services Plan is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter.  In addition, if any Qualified Recipient is an “affiliated person,” as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not “interested persons” (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

           While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

The Fund, the Manager, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.  However, as a policy of the Sub-Adviser, its employees generally are not permitted to hold investments in reportable securities as defined in Rule 204A-1(e)(10) of the Investment Advisers Act of 1940.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

The Fund’s Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon, 4400 Computer Drive, Westborough, Massachusetts  01581.

The Fund’s Custodian, JPMorgan Chase Bank, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240, is responsible for holding the Fund’s assets.

The Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Fund’s financial statements.

Brokerage Allocation and Other Practices

Because the Successor Fund is newly-offered, the Successor Fund has not yet entered into any portfolio transactions.

The amounts of brokerage commissions paid during each of the fiscal years ended December 31, 2012, 2011 and 2010 were approximately $22,637, $31,800 and $38,200, respectively.  The reasons for the varying differences in the amount of brokerage commissions paid during these years is primarily due to variations in the Fund’s assets over this three-year period, and the transition to expanding the Fund’s strategy and appointment of a Sub-Adviser in the fourth quarter of 2010.   During the fiscal year ended December 31, 2012, the total amount of securities traded on behalf of the Fund was $17,143,833 on which $22,637 was paid in commissions to brokers for executing such transactions.

The following provisions describing the brokerage allocation and other practices relating to purchases and sales of the Fund’s debt and equity securities are derived from the Sub-Advisory Agreement. The Sub-Adviser, as a fiduciary, has full discretion in making investment and trade allocation decisions for the Fund.  The Sub-Adviser fully recognizes its fiduciary responsibility to act in the best interests of the Fund, as well as its other clients, when making decisions relative to opportunities, including those on both sides of an issuer’s capital structure.  In general, the primary consideration in effecting equity and debt transactions for the Fund is obtaining the most favorable prices and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission or markup, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions (or markups), the Fund will not necessarily be paying the lowest spread or commission (or markup) available. The Sub-Adviser has complete freedom as to the markets in which and the broker-dealers through whom (acting on an agency basis or as principal) it operates to seek this result. The Sub-Adviser may consider a number of factors in determining which broker-dealers to use. These factors include, but are not limited to, the nature and timing of the trade; the financial condition and execution capability of the broker-dealer; and the reasonableness and overall cost of the trade under prevailing market conditions. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has `provided research services.  The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

The Sub-Adviser may combine or aggregate trades in the same security into a single order in which the Fund and all participating accounts will receive the same average price per share for the transacted security.  If an aggregated order is not completely filled at the end of a trading day, any further trading of the security will continue to be allocated on a pro rata basis across participating accounts.  In an effort to achieve trading efficiencies while seeking to obtain best execution, the Sub-Adviser may also engage in interfund or cross transactions consistent with Rule 17a-7 under the 1940 Act and procedures established by the Board of Trustees.

Capital Stock

The Fund has four classes of shares.

* Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.25% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares are subject to a fee under the Fund’s Distribution Plan at the rate of 0.30 of 1% of the average annual net assets represented by the Class A Shares.

* Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Fund’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

* Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no contingent deferred sales charge and no distribution fee. There is a 2% redemption fee on redemptions within 90 days of purchase.

* Financial Intermediary Class Shares (“Class I Shares”) are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers.  Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Fund.  In addition, Class I Shares may pay a service fee of up to 0.25 of 1% of such assets.  There is a 2% redemption fee on redemptions within 90 days of purchase.

As an open-end management investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See “Purchase, Redemption and Pricing of Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the Fund are fully paid and non-assessable. Shares will remain on deposit with the Funds’ transfer agent and certificates will not normally be issued.

The Fund is a series of Aquila Funds Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of the Fund, designated as Class A, Class C, Class I and Class Y shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class of the Fund represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations.

Purchase, Redemption, and Pricing of Shares

The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:

(i)	Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii)
Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under “General” below.

Short-Term Trading; Redemption Fee

The Fund and the Distributor may reject any order for the purchase of shares. For example, because excessive movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Fund may reject purchase orders, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 2.00% of the shares’ redemption value on any redemption (including redemption by exchange) of Class A Shares on which a sales charge is not imposed, of Class I Shares or of Class Y Shares, if the redemption occurs within 90 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares.  The fee will not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder’s death or disability.

Broker/Dealer Compensation - Class A Shares

Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$1 million and up to $2.5 million	1% on shares redeemed in years 1 & 2 0.50 of 1% on shares redeemed in years 3 & 4

Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2 0.0 on shares redeemed in years 3 & 4
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by the Fund when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price

$1 million but less than $2.5 million	1%

$2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $10,000 or more.

Letters of Intent

“Single purchasers” may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, within 90 days prior to the Distributor’s receipt of your Letter of Intent  and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

Class A Shares may be purchased without a sales charge by:

*	current and former Trustees and officers of any funds in the Aquila Group of Funds;

*
the directors, managers, officers and certain employees, former employees and representatives of the Manager,  the Distributor, and the sub-adviser of any  fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;

*	selected broker dealers, their officers and employees and other investment professionals;

*	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;

*	certain family members of, and plans for the benefit of, the foregoing; and

*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

A qualified group is a group or association that

(i)           satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

(ii)           gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

(iii)           complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Examples of a qualified group include, but are not limited to:

*           certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and

*           certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Investors may exchange securities acceptable to the Manager (after consultation with the Sub-Adviser) for shares of the Fund. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund's portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.

Additional Compensation for Financial Intermediaries

The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Fund, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor, could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of the Fund.

Such additional compensation (which is sometimes referred to as “revenue sharing”) is paid out of the Distributor’s (or related company’s) own resources, without additional charge to the Fund or its shareholders, although such resources may include profits derived from services provided to the Fund..  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor may pay additional compensation for services with respect to the Fund and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

•	assistance in training and educating the financial advisor’s personnel;

•	participation in the financial advisor’s conferences and meetings;

•	advertising of the Fund’s shares;

•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

•	shareholder education events;

•	exhibit space or sponsorships at regional or national events of financial intermediaries;

•	participation in special financial advisor programs;

•	continued availability of the Fund’s shares through the financial advisor’s automated trading platform;

•	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Fund representatives;

•	inclusion of the Fund and/or the Aquila Group of Funds on preferred or recommended sales lists; and

•	other comparable expenses at the discretion of the Distributor.

The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include American Enterprise Investment, Bank One Securities Corp. (now JP Morgan Chase Bank and/or JP Morgan Chase Securities), Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., Fidelity Brokerage Services LLC, First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Janney Montgomery Scott LLC, LPL Financial, Merrill Lynch, Morgan Keegan & Company, Inc.,  Morgan Stanley Smith Barney, National Financial Services LLC, Pershing LLC, RBC Dain Rauscher Inc., Raymond James Securities, Sovereign Bank, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wedbush Securities Inc,  Wells Fargo Advisors, Inc., and Zions Investment Securities Inc.

The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares, Class I Shares or Class Y Shares.

Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

The Fund no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.

Reinvestment Privilege

If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

Exchange Privilege

Shareholders of the Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.

Generally, you can exchange shares of any class of the Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y

Shares must be made through your financial intermediary. Call 800-437-1020 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Fund in the Aquila Group of Funds.

The following important information should be noted:

(1)           CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

(2)           Redemption Fee Applicable to Certain Exchanges. The Fund currently imposes a redemption fee on any redemption, including redemption by exchange, of Class A Shares on which a sales charge is not imposed, and of Class I Shares and Class Y Shares, if the redemption occurs within 90 days of purchase.

This Fund, as well as the other funds in the Aquila Group of Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence.  The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days’ written notice to shareholders.

All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:

800-437-1000 toll-free

Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.

An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.

Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.

If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Same Fund Exchange Privilege

            Certain shareholders may be eligible to exchange their shares for the Fund’s Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Conversion of Class C Shares

Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds.

“Transfer on Death” Registration (Not Available for Class I or Class Y Shares)

Each of the funds in the Aquila Group of Funds now permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.

Computation of Net Asset Value

The net asset value of the shares of each of the Fund’s classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, using the last sale price on any particular exchange, by dividing the value of the Fund’s net assets allocable to each class by the total number of its shares of such class then outstanding. The close of the principal exchanges or other markets on which some of the Fund’s portfolio securities are traded may be later than 4:00 p.m. New York time. Debt securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

Each portfolio security is priced daily by a nationally recognized securities pricing service (Reuters currently serves as the primary service provider) using the last sale price on any particular exchange at the market close, or if the relevant market does not close, then as of 4:00 p.m. New York time. In the event the primary pricing service is unable to perform its daily pricing responsibilities, the secondary pricing service (currently FT Interactive Data) is used.

Circumstances such as a significant market event, low trading volume, illiquidity, or high volatility with respect to a particular security may prompt the Fund’s Valuation Committee to meet in order to determine appropriate action, if any, which could possibly include determining the fair value of the security.  In the event that a security must be fair valued, the Valuation Committee may request such information as it considers appropriate, including past price changes of the security involved.

The Valuation Committee shall be comprised of the Manager’s Chairman, President & CEO, Executive Vice President and any employee of the Manager who formerly served as Treasurer of the Fund, as well the Fund’s Chief Financial Officer, Assistant Treasurer and Chief Compliance Officer.  One member of the Valuation Committee shall constitute a quorum.

The Fund’s Portfolio Managers may be consulted by the Valuation Committee as appropriate but shall not be members of the Valuation Committee and shall not make determinations as to the fair value of a security held by the Fund.

As indicated above, the net asset value per share of the Fund’s shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

Reasons for Differences in Public Offering Price

As described herein and in the Prospectus, there are a number of instances in which the Fund’s Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons (“single purchasers”) for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility  and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Purchases and Redemptions Through Broker/Dealers

A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Purchases and Redemptions of Class I and Class Y Shares

The Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for Class I or Class Y Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I or Class Y Shares on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order for Class I or Class Y Shares when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be priced at the Fund’s net asset value for Class I or Class Y Shares next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.

Limitation of Redemptions in Kind

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

Under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as reported at the end of each calendar quarter, no earlier than the first business day falling 30 days after the quarter’s end.  Such information will remain accessible until the next schedule is made publicly available.  You may obtain a copy of the Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund’s website at www.aquilafunds.com.www.aquilafunds.com The Fund also discloses the five largest holdings by market value as of the close of the last business day each calendar quarter-end by posting the same to its web site on the 5th business day of the following calendar month. Such information remains on the web site until the earlier of the next such posting or the 5th business day of the month following a calendar quarter-end.

In addition, the Manager may share the Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Fund’s shareholders and the Fund’s Manager, Sub-Adviser, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Fund, the Manager and the Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The Fund currently provides holdings information to the following service providers with which it has ongoing relationships:

1.	Interactive Data Pricing and Reference Data, Inc. (pricing services) on a daily basis with no lag;

2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis; and

3.	Fitch, its financial printer, as soon as practicable following each fiscal quarter-end.

The Fund also currently provides holdings information to Bloomberg, Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 30-day lag.

Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund’s Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.

Additional Tax Information

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in the Fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes.  However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.  If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount.  In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

Foreign Investments. Interest or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to be eligible to elect to pass through foreign taxes to its shareholders, who therefore will not be entitled to credits or deductions on their own tax returns for foreign taxes paid by the Fund. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

If the Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Carryforwards”) are available to be applied against future capital gains, if any, realized by the Fund prior to expiration of the carryforwards.  Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Carryforwards”) may be carried forward without limit, and such carryforwards must be exhausted before the Fund will be permitted to utilize any Pre-2011 Carryforwards.  As of December 31, 2012, there were post October capital loss deferrals of $150,506 which will be recognized in the following year.  At December 31, 2012, the Fund had capitol loss carryforwards of $385,231 that has no expiration and retains its character of short-term.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Taxation of U.S. Shareholders

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers).  If however the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed capital gains included in their respective income over their respective share of taxes paid on the undistributed amount.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund.  Such distributions will not be eligible for the dividends-received deduction.

Dividends and distributions from the Fund and net gains from redemptions of fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Special rules apply to certain dividends paid to individuals. Certain dividends may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to (i) 100% of the dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to “qualified dividend income” received by the Fund; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  Qualified foreign corporations are foreign corporations that are incorporated in a possession of the U.S. or that are eligible for benefits under certain U.S. income tax treaties.  Certain other dividends received from foreign corporations will be treated as qualified dividend income if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S.  Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a REIT or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions.  The shareholder’s tax basis in the shares so received will be equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.  Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares.  A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. The Fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  The backup withholding rate is currently 28%.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below in the first paragraph under “Taxation of Non-U.S. Shareholders.”

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty).  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.  For Fund taxable years beginning before January 1, 2014, the 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions paid after December 31, 2013 (or, in certain cases, after later dates) and redemption payments and certain capital gain dividends paid after December 31, 2016 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate notwithstanding the status of any such amounts as capital gain dividends.  Distributions paid after December 31, 2013 (or, in certain cases, after later dates) and redemption payments and certain capital gain dividends paid after December 31, 2016 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.  The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.  A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Basis Reporting

The Fund or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the Fund held in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund expects to use an average basis default method, in which the basis per share is reported as an average of the bases of the shareholder’s Fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.

Shareholders may instruct the Fund to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Underwriters

The Distributor acts as the Fund’s principal underwriter in the continuous public offering of all of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

Because the Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, the Successor Fund has not yet made payments to the Distributor.

Payments of the amounts listed below for the Current Fund for the fiscal year ended December 31, 2012 were as follows:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors Inc.	$3,000	None	None	None1
1. Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Proxy Voting Policies

The Board of Trustees of the Fund has delegated authority to vote all proxies related to the Fund’s portfolio securities to the Sub-Adviser, Three Peaks Capital Management, LLC, and has approved the Sub-Adviser’s Proxy Voting Policies and Procedures for use in voting proxies on behalf of the Fund.  Information regarding how the Current Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available without charge (1) by calling the Fund’s toll-free number (1-800-437-1020), (2) at www.aquilafunds.com, and (3) on the SEC’s website at www.sec.gov.

The following are excerpts relevant to the Fund from the Sub-Adviser’s Statement of Proxy Voting Policies and Procedures.

THREE PEAKS CAPITAL MANAGEMENT, LLC
STATEMENT OF PROXY VOTING POLICIES AND PROCEDURES

General Statement

Three Peaks Capital Management LLC manages portfolios in the high yield bond market and the equity market.  Therefore, on the high yield bond portfolios, the firm does not vote proxies.  However, on the equity portfolios, the proxy voting policies and procedures are set forth below.

The purposes of these proxy policies and procedures is to set forth the principles, guidelines and procedures by which Three Peaks Capital Management LLC (the “Firm” or “TPCM”) votes the securities owned by its clients for which the Firm exercises voting authority and discretion (“Proxies”).  These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).  Our authority to vote Proxies is established by investment management agreements or comparable documents with our clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations.

Proxy Voting Procedures

The guiding principle by which the Firm votes on all matters submitted to security holders is the maximization of the ultimate economic value of our clients’ holdings.  The Firm does not permit voting decisions to be influenced in any matter that is contrary to, or dilutive of, this guiding principle.  It is our policy to avoid situations where there is any material conflict of interest or perceived conflict of interest affecting our voting decisions.

It is the general policy of the Firm to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind.  However, the Firm reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Firm, the costs associated with voting such Proxy outweigh the benefits to clients, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of our clients, in the judgment of the Firm.

Proxy Guidelines

A.           TPCM’s Proxy Voting Guidelines – General Practices.

The Firm uses an independent, third-party vendor (currently RiskMetrics Group) to implement its proxy voting process as the Firm’s proxy voting agent.  In general, whenever a vote is solicited, RiskMetrics Group will execute the vote according to the Firm’s Voting Guidelines (which generally follow [Institutional Shareholder Services ("ISS")] recommendations).

B.           Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines.  In this situation, he or she will document why such proxy should be voted other than according to such Guidelines.  If any person, group, or entity requests the Proxy Voting Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Voting Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s.  The Proxy Voting Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C.           Other Proxy Proposals
For the following categories of  proposals either the Proxy Voting Committee will determine how proxies related to all such proposals will be voted, or the proxies will generally be voted in accordance with ISS’ or an individual client’s guidelines.

1.
New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Voting Committee will develop a Voting Guideline which will be incorporated into this Policy.

2.	[Accounts Adhering to Taft Hartley Principles.]

3.	[Accounts Adhering to Socially Responsible Principles.]

4.
Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote.  In general, the Firm will refrain from voting such securities.  However, in the exceptional circumstances that TPCM determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Voting Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5.	Proxies of Investment Company Shares. Proposals on issues other than those specified above will be voted on the specific instruction of the Proxy Voting Committee.

6.	Executive/Director Compensation. Proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Voting Committee.

7.
Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Voting Committee will consider the size of the company and the nature of its shareholder base.

D.           Voting [Guidelines]

The [Voting Guidelines] are designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts.  However, the Firm reserves the right to depart from these guidelines in any particular instance in order to avoid voting decisions that may be contrary to the clients’ best interests.

Elections of Directors: In many instances, election of directors is a routine voting issue.  Unless there is a proxy fight for seats on the board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors.  That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support.  We may, for example, withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.  In addition, we may also withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse.

Appointment of Auditors: The selection of an independent accountant to audit a company’s financial statements is generally a routine business matter.  The Firm believes that management remains in the best position to choose the accounting firm and will support management’s recommendation, except that we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature.  Absent a compelling reason to the contrary, the Firm will cast its votes in accordance with the company’s management on such proposals.  However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company of have a material economic effect on the company.

Corporate Restructurings, Mergers and Acquisitions: The Firm believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: The Firm believes that certain fundamental rights of shareholders should be protected. We will vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights, except that we will vote against a proposal if we believe that that any adverse economic impact of the proposal on shareholders outweighs any improvement in shareholder rights.

Corporate Governance: The Firm recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We will vote in favor of proposals promoting transparency and accountability within a company. For example, we will vote in favor of proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and CEO.

Anti-Takeover Measures: The Firm believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder voting power. Conversely, we may support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers.

Executive Compensation: The Firm believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered.  Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

Social and Corporate Responsibility: The Firm will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether the proposal will have a financial impact on shareholder value. We may vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxies of Certain Non-U.S. Issuers: Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction.  Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. We will generally vote proxies of non-U.S. issuers in accordance with the foregoing guidelines, but they are premised upon the existence of a sound corporate governance and disclosure framework, and may not be appropriate under some circumstances for non-U.S. issuers. Proxy voting in certain countries requires "share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. The Firm may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required, we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

________________________________________________________________________

Additional Information Regarding Proxy Voting.  Voting records will be maintained in a dedicated file for proxy votes.  In cases where votes may be considered controversial, the portfolio manager may document the reasoning for the vote and add that to the file.  The Manager will rely on the Securities and Exchange Commission’s EDGAR (Electronic Data Gathering and Retrieval) system to provide proxy statement documentation.

The proxy-voting record of the Fund is available upon request by calling (800) 437-1020 and on the SEC’s website at http://www.sec.gov.

APPENDIX A

NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS

Nationally Recognized Statistical Rating Organizations

At the date of this Statement of Additional Information there are ten organizations registered with the Securities and Exchange Commission (SEC) as Nationally Recognized Statistical Rating Organizations (“NRSROs”) under Section 15E of the Securities Exchange Act of 1934. Not all NRSROs rate securities in which the Fund invests. The names of some important and widely-known NRSROs, brief summaries of their respective rating systems, some of the factors considered by each of them in issuing ratings, and their individual procedures are described below.

STANDARD & POOR’S

Commercial paper consists of unsecured promissory notes issued to raise short-term funds. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  S&P’s commercial paper ratings are graded into several categories from “A-1” for the highest-quality obligations (which can also have a plus (+) sign designation) to “D” for the lowest. The two highest categories are:

A-1:	This highest category indicates the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign.

A-2:	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based, in varying degrees, on the following considerations:

1)	Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations;

2)	Nature of and provisions of the obligation; and

3)
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The two highest categories are:

AAA:	Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a degree.

MOODY’S INVESTORS SERVICE

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated. The two highest categories are:

Prime-1: Issuers rated P-1 have a superior ability for repayment of senior short-term debt obligations, evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capital structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of markets and assured sources of alternative liquidity.

Prime-2: Issuers rated P-2 have a strong ability for repayment of senior short-term debt obligations, evidenced by the above-mentioned characteristics, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by large or exceptionally stable margin and principal is secure. Corporate bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

FITCH RATINGS

The Fitch short-term ratings apply to debt obligations that are payable on demand which include commercial paper, certificates of deposit, medium-term notes and municipal and investment notes.  Short-term ratings places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.  Fitch short-term ratings are:

F-1+:	Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1:	Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

The Fitch long-term rating represents their assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. The Fitch long-term rating are:

AAA:
Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong.

PART C

OTHER INFORMATION
AQUILA FUNDS TRUST

No change from the information set forth in Item 30 of the most recently filed Registration Statement of Aquila Funds Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos.2-79722 and 811-3578), as filed with the Securities and Exchange Commission on April 18, 2013 (Accession No. 0000707800-13-000007), which information is incorporated herein by reference.

ITEM 16. EXHIBITS

(1)(a)	Supplemental Declaration of Trust	(**)
(2)(a)	By-Laws	(2)
(3)	Not applicable
(4)	Form of Agreement and Plan of Reorganization	(*)
(5)	Reference is made to Exhibits (1) and (2) hereof
(6)(a)	Advisory and Administration Agreement	(**)
(6)(b)	Sub-Advisory Agreement	(**)
(6)(c)	Expense Limitation and Recoupment Agreement	(**)
(7)(a)	Distribution Agreement	(**)
(7)(b)	Anti-Money Laundering Amendment to Distribution Agreement	(**)
(7)(c)	Form of Sales Agreement for Brokerage Firms	(1)
(7)(d)	Form of Sales Agreement for Financial Institutions	(1)
(8)	Not applicable
(9)(a)	Custody Agreement	(**)
(10)(a)	Distribution Plan	(**)
(10)(b)	Shareholder Services Plan	(**)
(10)(c)	Plan pursuant to Rule 18f-3 under the 1940 Act	(**)
(11)	Opinion of Counsel (legality of securities being offered)	(****)
(12)	Form of opinion as to tax matters and consent	(**)
(13)(a)	Shareholder Services Agreement	(**)
(13)(b)	Transfer Agency Agreement	(**)
(13)(c)	Anti-Money Laundering Amendment to Transfer Agency Agreement	(**)
(14)	Consent of Independent Registered Public Accounting Firm	(****)
(15)	Not applicable
(16)	Powers of Attorney	(**)
(17)(a)	Code of Ethics of the Trust	(2)
(17)(b)	Code of Ethics of the Manager and the Distributor	(3)
(17)(c)	Code of Ethics of the Sub-Adviser	(2)
(17)(d)	Proxy Card	(***)
(17)(e)	Prospectus of Aquila Three Peaks Opportunity Growth Fund dated April 25, 2013, and Statement of Additional Information of Aquila Three Peaks Opportunity Growth Fund dated April 25, 2013	(**)
(17)(f)	Annual Report of Aquila Three Peaks Opportunity Growth Fund , for the fiscal year ended December 31, 2012	(**)

(1) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-79722 and 811-3578) as filed with the Securities and Exchange Commission (the "SEC") on June 1, 2006 (Accession No. 0000707800-06-000021).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-79722 and 811-3578) as filed with the SEC on April 27, 2007 (Accession No. 0000707800-07-000006).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-79722 and 811-3578) as filed with the SEC on April 28, 2011 (Accession No. 0000707800-11-000008).

(*)   Attached as Exhibit A to the Proxy Statement/Prospectus

(**)   Previously filed.  Incorporated herein by reference from the exhibits filed with the Registrant's Initial Registration Statement on Form N-14 (File No. 333-188060) as filed with  the SEC on April 22, 2013 (Accession No. 0000707800-13-000017).

(***)  Previously filed.  Incorporated herein by reference from the exhibits filed with Pre-Effective Amendment No. 1 to the Registrant's Initial Registration Statement on Form N-14 (File No. 333-188060) as filed with  the SEC on June 4, 2013 (Accession No. 0000707800-13-000066).

(****)  Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganizations contemplated by this Registration Statement on Form N-14.

(4) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of New York and the State of New York, on the 14th day of June, 2013.

       AQUILA FUNDS TRUST

/s/ Diana P. Herrmann
       By:       ____________________________
Name:  Diana P. Herrmann
Title:    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Diana P. Herrmann	Trustee and President	June 14, 2013
Diana P. Herrmann
/s/ Tucker Hart Adams*	Trustee	June 14, 2013
Tucker Hart Adams
/s/ John M. Burlingame*	Trustee	June 14, 2013
John M. Burlingame
/s/ Gary C. Cornia*	Trustee	June 14, 2013
Gary C. Cornia
/s/ Grady Gammage, Jr.*	Trustee	June 14, 2013
Grady Gammage, Jr.
/s/ Theodore T. Mason*	Trustee	June 14, 2013
Theodore T. Mason /s/ Glenn P. O’Flaherty *	Chair of the Board of Trustees	June 14, 2013
Glenn P. O’Flaherty
/s/ Russell K. Okata *	Trustee	June 14, 2013
Russell K. Okata
/s/ John J. Partridge*	Trustee	June 14, 2013
John J. Partridge
/s/ Joseph P. DiMaggio	Chief Financial Officer and Treasurer	June 14, 2013
Joseph P. DiMaggio

* By:                            /s/ Diana P. Herrmann
                Diana P. Herrmann, Attorney-in-Fact

EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.	Description
(11)	Opinion of Counsel (legality of securities being offered)
(14)	Consent of Independent Registered Public Accounting Firm